UNITED STATES

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Washington, D.C. 20549

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International Business Machines Corporation
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IBM Notice of 2009 Annual Meeting and Proxy Statement

INTERNATIONAL BUSINESS MACHINES CORPORATION

Armonk, New York 10504
March 9, 2009

Dear Stockholders,

You are cordially invited to attend the Annual Meeting of Stockholders on Tuesday, April 28, 2009 at 10 a.m., in the Miami Beach Convention Center, Hall D, Miami Beach, Florida.

We are very pleased that Mr. Alain J. P. Belda, chairman of Alcoa Inc., and Mr. Taizo Nishimuro, chairman of the Tokyo Stock Exchange Group, Inc., are new nominees for the Board this year.

Stockholders of record can vote their shares by using the Internet or the telephone. Instructions for using these convenient services are set forth on the enclosed proxy card. Of course, you also may vote your shares by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope. If you will need special assistance at the meeting because of a disability, please contact the Office of the Secretary, Armonk, NY 10504.

Very truly yours,

Samuel J. Palmisano

Chairman of the Board

Your vote is important

Please vote by using the Internet, the telephone,
or by signing, dating, and returning the enclosed proxy card

Notice of Meeting

The Annual Meeting of Stockholders of International Business Machines Corporation will be held on Tuesday, April 28, 2009 at 10 a.m., in the Miami Beach Convention Center, Hall D, 1901 Convention Center Drive, Miami Beach, Florida 33139. The items of business are:

1.     Election of directors proposed by the Company’s Board of Directors for a term of one year, as set forth in this Proxy Statement.

2.     Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

3.     Approval of Long-Term Incentive Performance Terms for Certain Executives pursuant to Section 162(m) of the Internal Revenue Code.

4.     Such other matters, including three stockholder proposals, as may properly come before the meeting.

These items are more fully described in the following pages, which are a part of this Notice.

Andrew Bonzani

Vice President and Secretary

This proxy Statement and the accompanying form of proxy card are being mailed beginning on or about March 9, 2009 to all stockholders entitled to vote. The IBM 2008 Annual Report, which includes consolidated financial statements, is being mailed with this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on April 28, 2009: The Proxy Statement and the Annual Report to Stockholders are available at www.ibm.com/investor/material/

Table of Contents

Table of Contents

1.	Election of Directors for a Term of One Year

General Information:
•	Board of Directors
•	Committees of the Board
•	Certain Transactions and Relationships
•	Certain Information about Insurance and Indemnification
•	2008 Director Compensation
•	Section 16(a) Beneficial Ownership Reporting Compliance
•	Ownership of Securities

Executive Compensation:
2008	Report of the Executive Compensation and Management Resources Committee of the Board of Directors
2008	Compensation Discussion and Analysis:
• Section 1: Executive Compensation Summary
• Section 2: Additional Information
2008	Summary Compensation
2008	Grants of Plan-Based Awards
2008	Outstanding Equity Awards at Fiscal Year-End
2008	Option Exercises and Stock Vested
2008	Retention Plan
2008	Pension Benefits
2008	Nonqualified Deferred Compensation
2008	Potential Payments Upon Termination

Report of the Audit Committee of the Board of Directors
Audit and Non-Audit Fees
2.	Ratification of Appointment of Independent Registered Public Accounting Firm
3.	Approval of Long-Term Incentive Performance Terms for Certain Executives pursuant to Section 162(m) of the Internal Revenue Code
Equity Compensation Plan Information
4.	Stockholder Proposal on Cumulative Voting
5.	Stockholder Proposal on Executive Compensation and Pension Income
6.	Stockholder Proposal on Advisory Vote on Executive Compensation

Frequently Asked Questions
Appendix A. Director Independence Standards

1. Election of Directors for a Term of One Year

The Board proposes the election of the following directors of the Company for a term of one year. Below is information about each nominee, including biographical data for at least the last five years. If one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.

ALAIN J.P. BELDA, 65, is chairman of Alcoa Inc., a producer and manager of primary aluminum, fabricated aluminum and engineered products. He is a member of IBM’s Executive Compensation and Management Resources Committee. Mr. Belda joined Alcoa in 1969 and subsequently held various executive positions. From 1979 to 1994, he was president of Alcoa Aluminio S.A. in Brazil, Alcoa’s Brazilian subsidiary. He was named executive vice president in 1994, vice chairman in 1995, president and chief operating officer in 1997 and president and chief executive officer in 1999. Mr. Belda was chairman and chief executive officer from 2001 until assuming the position of chairman in 2008. He is a director of Citigroup Inc. Mr. Belda became an IBM director in 2008.

CATHLEEN BLACK, 64, is president of Hearst Magazines, a division of The Hearst Corporation, a diversified communications company. She is chair of IBM’s Directors and Corporate Governance Committee and a member of IBM’s Executive Committee. Prior to joining Hearst Magazines, she was president and chief executive officer of the Newspaper Association of America from 1991 to 1996, president, then publisher, of USA TODAY from 1983 to 1991, and also executive vice president/marketing for Gannett Company, Inc. (USA TODAY parent company) from 1985 to 1991. She is a director of The Hearst Corporation, The Coca-Cola Company, the Advertising Council, a member of the Council on Foreign Relations and a trustee of the University of Notre Dame. Ms. Black became an IBM director in 1995.

WILLIAM R. BRODY, 65, is president of the Salk Institute for Biological Studies, a non- profit scientific research institution. He is a member of IBM’s Executive Compensation and Management Resources Committee. From 1987 to 1994, Dr. Brody was the Martin Donner Professor and director of the Department of Radiology, professor of electrical and computer engineering, and professor of biomedical engineering at The Johns Hopkins University and radiologist-in-chief of The Johns Hopkins Hospital. He was the provost of the Academic Health Center at the University of Minnesota from 1994 until 1996. Dr. Brody was president of The Johns Hopkins University from 1996 to early 2009. He is a director of Novartis AG. Dr. Brody became an IBM director in 2007.

KENNETH I. CHENAULT, 57, is chairman and chief executive officer of American Express Company, a financial services company. Mr. Chenault joined American Express in 1981 and was named president of the U.S. division of American Express Travel Related Services Company, Inc. in 1993, vice chairman of American Express Company in 1995, president and chief operating officer in 1997 and chairman and chief executive officer in 2001. He is a director of The Procter & Gamble Company. Mr. Chenault became an IBM director in 1998.

MICHAEL L. ESKEW, 59, is retired chairman and chief executive officer of United Parcel Service, Inc., a provider of specialized transportation and logistics services. He is chair of IBM’s Audit Committee and a member of IBM’s Executive Committee. Mr. Eskew joined United Parcel Service in 1972. He was named corporate vice president for industrial engineering in 1994, group vice president for engineering in 1996, executive vice president in 1999, vice chairman in 2000, and he was chairman and chief executive officer from 2002 until his retirement at the end of 2007. Mr. Eskew remains on the board of United Parcel Service, and he is also a director of Eli Lilly and Company, 3M Company and chairman of the Annie E. Casey Foundation. Mr. Eskew became an IBM director in 2005.

SHIRLEY ANN JACKSON, 62, is president of Rensselaer Polytechnic Institute. She is a member of IBM’s Directors and Corporate Governance Committee. Dr. Jackson was a theoretical physicist at the former AT&T Bell Laboratories from 1976 to 1991, professor of theoretical physics at Rutgers University from 1991 to 1995 and chairman of the U.S. Nuclear Regulatory Commission from 1995 until she assumed her current position in 1999. Dr. Jackson is a director of FedEx Corporation, Marathon Oil Corp., Medtronic, Inc., public Service Enterprise Group Incorporated and NYSE Euronext. She is a member of the National Academy of Engineering and a fellow of the American Academy of Arts and Sciences. Dr. Jackson is past president of the American Association for the Advancement of Science and a member of the Council on Foreign Relations and the American philosophical Society. Dr. Jackson became an IBM director in 2005.

TAIZO NISHIMURO, 73, is chairman of the board of the Tokyo Stock Exchange Group, Inc. He is a member of IBM’s Directors and Corporate Governance Committee. Mr. Nishimuro became chairman of the board of the Tokyo Stock Exchange (TSE) in June 2005. He also concurrently served the TSE as president and chief executive officer from December 2005 to June 2007. Mr. Nishimuro assumed his current position with the Tokyo Stock Exchange Group, Inc. in June 2007. Mr. Nishimuro also acts as an adviser to the board of Toshiba Corporation. He was president and chief executive officer of Toshiba Corporation between 1996 and 2000 and subsequently served as chairman of Toshiba between 2000 and 2005. Mr. Nishimuro became an IBM director in 2008.

JAMES W. OWENS, 63, is chairman of the board and chief executive officer of Caterpillar Inc., a manufacturer of construction and mining equipment, diesel and natural gas engines and industrial gas turbines. He is a member of IBM’s Audit Committee. Mr. Owens joined Caterpillar Inc. in 1972 as a corporate economist and subsequently held various management positions, including chief financial officer. He was named group president in 1995, vice chairman in 2003 and to his current position in 2004. He is a director of Alcoa Inc. Mr. Owens serves on the boards of the Peterson Institute for International Economics in Washington, D.C. and the Council on Foreign Relations. He is chairman of the International Trade and Investment Task Force of the Business Roundtable, chairman of The Business Council, a member of the President’s Advisory Committee for Trade policy and Negotiations and the Global Advisory Council to The Conference Board in New York. Mr. Owens became an IBM director in 2006.

SAMUEL J. PALMISANO, 57, is chairman of the Board, president and chief executive officer of IBM and chair of IBM’s Executive Committee. Mr. Palmisano joined IBM in 1973. He was elected senior vice president and group executive of the Personal Systems Group in 1997, senior vice president and group executive of IBM Global Services in 1998, senior vice president and group executive of Enterprise Systems in 1999, president and chief operating officer in 2000, chief executive officer in 2002 and chairman of the Board in 2003. Mr. Palmisano is a director of Exxon Mobil Corporation. Mr. Palmisano became an IBM director in 2000.

JOAN E. SPERO, 64, is a visiting fellow at the Foundation Center, a leading authority on philanthropy. She is a member of IBM’s Audit Committee. Ms. Spero served as U.S. Ambassador to the United Nations for Economic and Social Affairs from 1980 to 1981. From 1981 to 1993, she held several positions with American Express Company, the last being executive vice president, corporate affairs and communications. From 1993 to 1996, Ms. Spero served as U.S. Undersecretary of State for Economic, Business and Agricultural Affairs, and from 1997 through 2008, she was president of the Doris Duke Charitable Foundation. She is a member of the supervisory board of ING Group, a director of the Council on Foreign Relations, and a trustee of Columbia University and the Wisconsin Alumni Research Foundation. Ms. Spero became an IBM director in 2004.

SIDNEY TAUREL, 60, is chairman emeritus of Eli Lilly and Company, a pharmaceutical company. He is chair of IBM’s Executive Compensation and Management Resources Committee and a member of IBM’s Executive Committee. Mr. Taurel joined Eli Lilly in 1971 and has held management positions in the company’s operations in South America and Europe. He was named president of Eli Lilly International Corporation in 1986, executive vice president of the pharmaceutical Division in 1991, executive vice president of Eli Lilly and Company in 1993, and president and chief operating officer in 1996. He was named chief executive officer of Eli Lilly and Company in 1998 and chairman of the board in 1999. Mr. Taurel retired as chief executive officer in early 2008 and as chairman in late 2008. He is a director of The McGraw-Hill Companies, Inc., a member of The Business Council, the Board of Overseers of the Columbia Business School and a trustee of the Indianapolis Museum of Art. Mr. Taurel became an IBM director in 2001.

LORENZO H. ZAMBRANO, 64, is chairman and chief executive officer of CEMEX, S.A.B. de C.V., a producer and marketer of cement and ready-mix concrete products. He is a member of IBM’s Directors and Corporate Governance Committee. Mr. Zambrano joined CEMEX in 1968. He was named chief executive officer in 1985 and has also served as chairman of the board since 1995. He is a director of Grupo Televisa and a member of the Citigroup International Advisory Board. He is also chairman of the board of the Tecnologico de Monterrey. Mr. Zambrano became an IBM director in 2003.

General Information

BOARD OF DIRECTORS

IBM’s Board of Directors is responsible for supervision of the overall affairs of the Company. The Board held 10 meetings during 2008. To assist it in carrying out its duties, the Board has delegated certain authority to several committees. Overall attendance at Board and committee meetings was over 90%. Attendance was at least 75% for each director. Directors are expected to attend the Annual Meeting of Stockholders, and all directors attended the 2008 Annual Meeting. Following the Annual Meeting in 2009, the Board will consist of 12 directors. In the interim between Annual Meetings, the Board has the authority under the by-laws to increase or decrease the size of the Board and to fill vacancies.

IBM’s Board of Directors has long adhered to governance principles designed to assure the continued vitality of the Board and excellence in the execution of its duties. Since 1994, the Board has had in place a set of governance guidelines reflecting these principles, including the Board’s policy of requiring a majority of independent directors, the importance of equity compensation to align the interests of directors and stockholders, and regularly scheduled executive sessions, including sessions of non-management directors without management. An executive session with independent directors is scheduled for at least once a year, and the non-management directors met in executive session two times in 2008. The chair of the Board committee responsible for the principal subject being discussed presides at executive sessions of the non-management directors. The IBM Board Corporate Governance Guidelines reflect the Company’s principles on corporate governance matters. These guidelines are available at http://www.ibm.com/investor/governance/corporate-governance-guidelines.wss and are available in print to any stockholder who requests them.

Under the IBM Board Corporate Governance Guidelines, the Directors and Corporate Governance Committee and the full Board annually review the financial and other relationships between the non-management directors and IBM as part of the annual assessment of director independence.  The Directors and Corporate Governance Committee makes recommendations to the Board about the independence of non-management directors, and the Board determines whether those directors are independent. The independence criteria established by the Board in accordance with New York Stock Exchange requirements and used by the Directors and Corporate Governance Committee and the Board in their assessment of the independence of directors is set forth in Appendix A to this Proxy Statement. Applying those standards for the non-management directors in 2008, including those standing for election, the Committee and the Board have determined that each of the following directors has met the independence standards: A.J.P. Belda, C. Black, W.R. Brody, J. Dormann, M.L. Eskew, S.A. Jackson, M. Makihara, T. Nishimuro, L.A. Noto, J.W. Owens, J.E. Spero, S. Taurel, and L.H. Zambrano. The Committee and the Board have determined that Mr. K.I. Chenault does not qualify as an independent director in view of the commercial relationships between IBM and American Express Company. As a result, Mr. Chenault does not participate on any committee of the Board or in executive sessions regarding compensation for the Company’s CEO. Otherwise, Mr. Chenault continues to participate fully in the Board’s activities and to provide valuable expertise and advice. Mr. Eskew’s son is employed by the Company and does not hold an executive officer position. He was hired over a year before Mr. Eskew joined the Company’s Board, and his compensation is consistent with the Company’s policies that apply to all employees. Based on the foregoing, the Board has determined that this relationship does not preclude a finding of independence for Mr. Eskew.

Stockholders and other interested parties who wish to communicate with the non-management directors of the Company should send their correspondence to: IBM Non-Management Directors, c/o Chair, IBM Directors and Corporate Governance Committee, International Business Machines Corporation, Mail Drop 390, New Orchard Road, Armonk, NY 10504, or nonmanagementdirectors@us.ibm.com.

COMMITTEES OF THE BOARD

The Audit Committee, the Directors and Corporate Governance Committee, the Executive Compensation and Management Resources Committee and the Executive Committee are the standing committees of the Board of Directors.

Executive
		Directors and	Compensation
		Corporate	and Management
Name	Audit	Governance	Resources	Executive
A.J.P. Belda			X
C. Black		Chair		X
W.R. Brody			X
M.L. Eskew	Chair			X
S.A. Jackson		X
T. Nishimuro		X
J.W. Owens	X
S.J. Palmisano				Chair
J.E. Spero	X
S. Taurel			Chair	X
L.H. Zambrano		X

As explained above, Mr. K.I. Chenault does not qualify as an independent director; therefore, he does not participate on any committee of the Board.

AUDIT COMMITTEE

The Audit Committee is responsible for reviewing reports of the Company’s financial results, audits, internal controls and adherence to IBM’s Business Conduct Guidelines in compliance with applicable laws and regulations including federal procurement requirements. The Committee selects the independent registered public accounting firm and approves all related fees and compensation and reviews their selection with the Board. The Committee also reviews the procedures of the independent registered public accounting firm for ensuring its independence with respect to the services performed for the Company.

Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board and the standards of the Securities and Exchange Commission (SEC). The Board has determined that Mr. Eskew qualifies as an Audit Committee Financial Expert as defined by the rules of the SEC. The Committee held five meetings in 2008. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/corpgovernance/cgbc.phtml/. The Business Conduct Guidelines (BCGs) are IBM’s code of ethics for directors, executive officers, and employees. Any amendment to, or waiver of, the BCGs that applies to our directors or executive officers may be made only by the IBM Board or a Board committee and will be disclosed on IBM’s website. The BCGs are available at http://www.ibm.com/investor/corpgovernance/cgbcg.phtml/. The charter and the BCGs are also available in print to any stockholder who requests them.

DIRECTORS AND CORPORATE GOVERNANCE COMMITTEE

The Directors and Corporate Governance Committee is devoted primarily to the continuing review and articulation of the governance structure of the Board of Directors.

The Committee is responsible for recommending qualified candidates to the Board for election as directors of the Company, including the slate of directors that the Board proposes for election by stockholders at the Annual Meeting. The Committee recommends candidates based on their business or professional experience, the diversity of their background and their talents and perspectives. The Committee identifies candidates through a variety of means, including information the Committee requests from time to time from the Secretary of the Company, recommendations from members of the

Committee and the Board, and suggestions from Company management, including the Chairman and CEO. The Committee also considers candidates recommended by stockholders. Any formal invitation to a director candidate is authorized by the full Board. Messrs. Belda and Nishimuro are new nominees this year. Their nominations were recommended by the Committee and approved by the Board, after following this candidate identification process. Stockholders wishing to recommend director candidates for consideration by the Committee may do so by writing to the Secretary of the Company, giving the recommended candidate’s name, biographical data and qualifications.

The Committee also advises and makes recommendations to the Board on all matters concerning directorship practices, and on the function and duties of the committees of the Board. The Committee also makes recommendations to the Board on compensation for non-management directors. The Committee currently retains Towers Perrin to assess trends and developments in director compensation practices and to compare the Company’s practices against them. The Committee uses the analysis prepared by the consultant as part of its periodic review of the Company’s director compensation practices. The Committee is responsible for reviewing and considering the Company’s position and practices on significant issues of corporate public responsibility, such as workforce diversity, protection of the environment and philanthropic contributions, and it reviews and considers stockholder proposals dealing with issues of public and social interest. Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board. The Committee held three meetings in 2008. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www. ibm.com/investor/corpgovernance/cgbc.phtml/. The charter is also available in print to any stockholder who requests it.

EXECUTIVE COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE

The Executive Compensation and Management Resources Committee has responsibility for defining and articulating the Company’s overall executive compensation philosophy, and administering and approving all elements of compensation for elected corporate officers.

The Committee approves, by direct action or through delegation, participation in and all awards, grants and related actions under the Company’s various equity plans, reviews changes in the Company’s pension plans primarily affecting corporate officers, and manages the operation and administration of the IBM Supplemental Executive Retention Plan. The Committee has the direct responsibility to review and approve the corporate goals and objectives relevant to the Chairman and CEO’s compensation, evaluate his performance in light of those goals and objectives and, together with the other independent directors, determine and approve the Chairman and CEO’s compensation level based on this evaluation. The Committee also has responsibility for reviewing the Company’s management resources programs and for recommending qualified candidates to the Board for election as officers. The Committee reviews the compensation structure for the Company’s officers and provides oversight of management’s decisions regarding performance and compensation of other employees. In addition, the Committee monitors compliance of stock ownership guidelines. All equity awards for employees other than senior management are approved by senior management, pursuant to a series of delegations that were approved by the Committee, and the grants made pursuant to these delegations are reviewed periodically with the Committee.

The IBM Senior Vice President of Human Resources (SVP HR) works directly with the chair of the Committee to provide a decision-making framework for use in making a recommendation for the Chairman and CEO’s total compensation. In addition, IBM’s Chairman and CEO and the SVP HR review the self-assessments of the Senior Vice Presidents and evaluate the information, along with comparisons to market compensation levels for cash compensation and total direct compensation, potential for future roles within IBM and total compensation levels relative to internal peers before and after any recommendations. Following this in-depth review, and in consultation with the SVP HR, the Chairman and CEO makes compensation recommendations to the Committee based on his evaluation of each senior manager’s performance and expectations for the coming year.

The Committee has the sole authority to retain consultants and advisors as it may deem appropriate in its discretion, and the Committee has the sole authority to approve related fees and other retention terms. The Committee currently retains a Managing Director of Towers Perrin as its outside compensation consultant to advise the Committee on market practices and the specific policies and programs. This Managing

Director does not perform any other consulting work for the Company. The consultant’s work for the Committee includes data analyses, market assessments and preparation of related reports. The work done by Towers Perrin for the Committee is documented in a formal scope of work and contract which is executed by the consultant and the Committee.

The Committee reports to stockholders as required by the SEC (see 2008 Report of the Executive Compensation and Management Resources Committee of the Board of Directors below). Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board. Committee members are not eligible to participate in any of the plans or programs that the Committee administers. The Committee held five meetings in 2008. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/corpgovernance/cgbc.phtml/. The charter is also available in print to any stockholder who requests it.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Executive Compensation and Management Resources Committee had a relationship that requires disclosure as a Compensation Committee interlock.

EXECUTIVE COMMITTEE

The Executive Committee is empowered to act for the full Board in intervals between Board meetings, with the exception of certain matters that by law may not be delegated. The Committee meets as necessary, and all actions by the Committee are reported at the next Board of Directors meeting. The Committee did not meet in 2008.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

Under the Company’s written related person transactions policy, information about transactions involving related persons is assessed by the independent directors on IBM’s Board. Related persons include IBM directors and executive officers, as well as immediate family members of directors and officers, and beneficial owners of more than five percent of the Company’s common stock. If the determination is made that a related person has a material interest in any Company transaction, then the Company’s independent directors would review, approve or ratify it, and the transaction would be required to be disclosed in accordance with the SEC rules. If the related person at issue is a director of IBM, or a family member of a director, then that director would not participate in those discussions. In general, the Company is of the view that the following transactions with related persons are not significant to investors because they take place under the Company’s standard policies and procedures: the sale or purchase of products or services in the ordinary course of business and on an arm’s-length basis; the employment by the Company where the compensation and other terms of employment are determined on a basis consistent with the Company’s human resources policies; and any grants or contributions made by the Company under one of its grant programs and in accordance with the Company’s corporate contributions guidelines.

From time to time, the Company may have employees who are related to our executive officers or directors. As noted under the discussion above on “General Information — Board of Directors,” Mr. Eskew’s son is employed by the Company. In addition, Mr. M.E. Daniels (Senior Vice President, Global Technology Services) and Mr. M. Loughridge (Senior Vice President and Chief Financial Officer) both have an adult child who is employed by the Company in a non-executive position, and Mr. T.S. Shaughnessy (Senior Vice President, Services Delivery) has a sibling who is employed by the Company in a non-executive position. Further, the wife of Mr. Shaughnessy, a brother-in-law of Mr. Loughridge, and a sibling of Ms. L.S. Sanford (Senior Vice President, Enterprise On Demand Transformation) are executives of the Company.

CERTAIN INFORMATION ABOUT INSURANCE AND INDEMNIFICATION

The Company has renewed its directors and officers indemnification insurance coverage. This insurance covers directors and officers individually where exposures exist other than those for which the Company is able to provide indemnification. These policies run from June 30, 2008 through June 30, 2009, at a total cost of $10,764,870. The primary carrier is XL Specialty Insurance Company.

2008 DIRECTOR COMPENSATION NARRATIVE

Annual Retainer: Effective November 1, 2008, the annual retainer for non-management directors was increased from $200,000 to $250,000, the retainer for the chairs of the Directors and Corporate Governance Committee and the Executive Compensation and Management Resources Committee was increased from $5,000 to $10,000, and the retainer for the chair of the Audit Committee was increased from $5,000 to $15,000. Under the IBM Deferred Compensation and Equity Award Plan (DCEAP), 60% of the total annual retainer is required to be deferred and paid in Promised Fee Shares (PFS). Each PFS is equal in value to one share of the Company’s common stock. When a cash dividend is paid on the Company’s common stock, each director’s PFS account is credited with additional PFS reflecting a dividend equivalent payment. With respect to the payment of the remaining 40% of the annual retainer, directors may elect one or any combination of the following: (a) deferral into PFS, (b) deferral into an interest-bearing cash account to be paid with interest at a rate equal to the rate on 26-week U.S. Treasury bills updated each January and July, and/or (c) receipt of cash payments on a quarterly basis during service as a Board member. The Company does not pay above-market or preferential earnings on compensation deferred by directors. IBM had a retirement plan for directors which was eliminated effective January 1996, and the Company credited the PFS accounts with retirement promised fee shares equal to the benefits accrued under that retirement plan. For 2008, all directors made elections under the DCEAP to defer 100% of their annual retainer in PFS. Under the IBM Board Corporate Governance Guidelines, within five years of initial election to the Board, non-management directors are expected to have stock-based holdings in IBM equal in value to five times the annual retainer initially payable to such director. Stock-based holdings mean (i) IBM shares owned personally or by members of the immediate family sharing the same household and (ii) DCEAP PFS. Stock-based holdings do not include (i) unexercised options and (ii) any amounts credited to the PFS account in connection with the elimination of the retirement plan.

Payout under the DCEAP: Upon a director’s retirement or other completion of service as a director, (a) all amounts deferred into PFS are payable in either cash and/or shares of the Company’s common stock at the director’s choice, (b) amounts deferred into the interest-bearing cash account are payable in cash, and (c) amounts credited to the PFS account in connection with the elimination of the retirement plan are payable solely in cash. The payout of PFS is valued based on the average of the high and low sales prices of IBM stock on the New York Stock Exchange on the first day after the date on which the director ceases to be a member of the Board.

Termination of IBM Non-Employee Directors Stock Option Plan (the DSOP) effective January 1, 2007: Prior to January 1, 2007, non-management directors who had been elected or reelected as a member of the Board as of the adjournment of the Annual Meeting of Stockholders received on the first day of the month following such meeting an annual grant of options to purchase 4,000 shares of IBM common stock. The exercise price of the options was the average of the high and low sales prices of IBM stock on the New York Stock Exchange on the date of grant. Each option has a term of ten years and becomes exercisable in four equal installments commencing on the first anniversary of the date of grant and continuing for the three successive anniversaries thereafter. If a non-management director retires (as defined in the DSOP) or dies, all options granted to that director become immediately exercisable. Effective January 1, 2007, the DSOP was terminated. Therefore, the 2008 Director Compensation Table does not include any option awards. However, the table below entitled “Aggregate Number of Option Awards Outstanding” reflects the options outstanding under the DSOP as of year end for all directors in 2008.

IBM’s Matching Grants Programs: Non-management directors are eligible to participate in the Company’s two matching grants programs on the same basis as the Company’s employees based in the U.S. Under one of the programs, the Company will provide specified matches in cash or equipment in connection with a director’s eligible contributions to approved colleges, hospitals, cultural, and environmental institutions. Under the second program, directors can also make a contribution toward the donation of personal computer equipment to eligible primary and secondary schools of their choice. Under this second program, directors are required to donate 20% of the list price of a particular pre-packaged configuration, and the Company contributes the remaining 80%. Under each of these programs, directors’ gifts are limited to $5,000 per director, per institution, to a total of $10,000 in gifts per calendar year.

2008 DIRECTOR COMPENSATION TABLE

Fees Earned or Paid in cash (column (b)): Amounts shown in this column reflect the annual retainer paid to each director as described above. A director receives a pro-rated amount of the annual retainer for service on the Board and, if applicable, as a committee chair, based on the portion of the year the director served.

All Other Compensation (column (c)): Amounts in this column represent the following:

•      Dividend equivalent payments on PFS accounts under the DCEAP as described above.

•      Group Life Insurance premiums paid by the Company on behalf of the directors.

•      For directors who retired from the Board in 2008, this column also includes additional amounts as explained in footnote (1) below.

•      Value of the contributions made by the Company under the Company’s matching grants programs as described above.

Name (a)	Fees Earned or Paid in Cash ($) (b)	All Other Compensation ($)(1) (c)	Total ($) (d)
A.J.P. Belda(2)	$93,334	$195	$93,529
C. Black	214,167	24,403	238,570
W.R. Brody	208,334	2,325	210,659
K.I. Chenault	208,334	14,697	223,031
J. Dormann(3)	66,112	517,405	583,517
M.L. Eskew	213,375	7,778	221,153
S.A. Jackson	208,334	21,365	229,699
M. Makihara(3)	66,112	561,589	627,701
T. Nishimuro(4)	63,334	46	63,380
L.A. Noto(3)	167,195	1,513,345	1,680,540
J.W. Owens	208,334	15,559	223,893
J.E. Spero	208,334	11,470	219,804
S. Taurel	214,167	52,140	266,307
L.H. Zambrano	208,334	9,603	217,937

(1)   Amounts in this column include the following: for Ms. Black: $24,308 of dividend equivalent payments on PFS; for Mr. Chenault: $14,602 of dividend equivalent payments on PFS; for Mr. Dormann: $517,367 consisting of earned compensation and dividend reinvestments which had been deferred under the DCEAP since his election to the Board in 2005 and paid to him after his term on the Board ended in April 2008; for Dr. Jackson: $15,000 contributed by the Company under the matching grants program; for Mr. Makihara: $561,551 consisting of earned compensation and dividend reinvestments which had been deferred under the DCEAP since his election to the Board in 2004 and paid to him after his term on the Board ended in April 2008; for Mr. Noto: $1,466,383 consisting of earned compensation and dividend reinvestments which had been deferred under the DCEAP since his election to the Board in 1995 and paid to him after his term on the Board ended in October 2008, and $46,881 contributed by the Company under the matching grants programs; for Mr. Owens: $10,000 contributed by the Company under the matching grants programs; for Mr. Taurel: $12,880 of dividend equivalent payments on PFS, and $39,165 contributed by the Company under the matching grants program.

(2)   Mr. Belda joined the Board in July 2008.

(3)   After their terms on the Board ended in 2008, Messrs. Dormann, Makihara and Noto were paid the amount shown for each in column (b) plus the amount shown for each as earned compensation and dividend reinvestments in footnote (1) above.

(4)   Mr. Nishimuro joined the Board in September 2008.

AGGREGATE NUMBER OF OPTION AWARDS OUTSTANDING (BOTH EXERCISABLE AND UNEXERCISABLE) FOR EACH DIRECTOR AT FISCAL YEAR-END

As described above, until the termination of the DSOP effective January 1, 2007, non-management directors received an annual grant of options to purchase 4,000 shares of IBM common stock. Because Dr. Brody and Messrs. Belda and Nishimuro joined the Board after the termination of the DSOP, they did not receive any options and therefore are not included in the table below.

C. Black	32,000
K.I. Chenault	32,000
J. Dormann	24,000
M.L. Eskew	8,000
S.A. Jackson	4,000
M. Makihara	24,000
L.A. Noto	30,000
J.W. Owens	4,000
J.E. Spero	12,000
S. Taurel	24,000
L.H. Zambrano	12,000

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company believes that all reports for the Company’s executive officers and directors that were required to be filed under Section 16 of the Securities Exchange Act of 1934 were timely filed.

Ownership of Securities

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following sets forth information as to any person known to the Company to be the beneficial owner of more than five percent of the Company’s common stock as of December 31, 2008.

	Voting Power		Investment Power
Name and address	Sole	Shared	Sole	Shared	Total	Percent of Class
State Street Bank and Trust Company, Trustee(1)	58,467,572	15,941,533	0	74,409,105	74,409,105	5.5%
State Street Financial Center
One Lincoln Street
Boston, MA 02111

(1)   Based on the Schedule 13G filed with the Securities and Exchange Commission on February 17, 2009 by State Street Bank and Trust Company, acting in various fiduciary capacities. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the report is not an admission that State Street Bank and Trust Company is the beneficial owner of any securities covered by the report, and that State Street Bank and Trust Company expressly disclaims beneficial ownership of all shares reported.

COMMON STOCK AND STOCK-BASED HOLDINGS OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the beneficial ownership of shares of the Company’s common stock as of December 31, 2008 by IBM’s current directors and nominees, the executive officers named in the Summary Compensation Table, and such directors and all of the Company’s executive officers as of December 31, 2008 as a group. Also shown are shares over which the named person could have acquired voting power or investment power within 60 days. Voting power includes the power to direct the voting of shares held, and investment power includes the power to direct the disposition of shares held.

				Acquirable within 60 days
Name	Common Stock(1)		Stock-based Holdings(2) (3)	Options(4)		Directors’ DCEAP Shares(5)
A.J.P. Belda(13)	0		0	0		1,000
C. Black	4,324	(6)	4,711	29,000		17,384
W.R. Brody	0		0	0		2,759
K.I. Chenault	1,000	(7)	1,000	29,000		11,150
M.E. Daniels	42,846	(8)	132,273	209,860		N/A
M.L. Eskew	0		0	5,000		6,502
S.A. Jackson	0		0	2,000		5,499
M. Loughridge	32,270		132,993	172,334		N/A
S.A. Mills	62,237	(9)	134,583	337,441		N/A
T. Nishimuro(14)	0		0	0		736
J.W. Owens	1,000	(7)	1,000	2,000		4,952
S.J. Palmisano	230,440	(10)	530,970	1,044,390		N/A
V.M. Rometty	12,647	(11)	133,863	159,839		N/A
J.E. Spero	1,000		1,000	9,000		7,266
S. Taurel	5,265		5,265	21,000		10,021
L.H. Zambrano	4,000		4,000	9,000		7,695
Directors and executive officers as a group	676,365	(12)	1,989,852	3,522,432	(12)	74,964	(12)

(1)

This column shows shares of IBM common stock beneficially owned by the named person. Unless otherwise noted, voting power and investment power in the shares are exercisable solely by the named person, and none of the shares are pledged as security by the named person. This column includes 429,520 shares in which voting and investment power are shared. Standard brokerage accounts may include nonnegotiable provisions regarding set-offs or similar rights. The directors and officers included in the table disclaim beneficial ownership of shares beneficially owned by family members who reside in their households. The shares are reported in such cases on the presumption that the individual may share voting and/or investment power because of the family relationship. The shares reported in this column do not include 982,353 shares held by the IBM Personal Pension Plan Trust Fund, over which the members of the Retirement Plans Committee, a management committee presently consisting of certain executive officers of the Company, have shared voting power, as well as the right to acquire shared investment power by withdrawing authority now delegated to various investment managers.

(2)

For executive officers, this column includes the shares shown in the “Common Stock” column and, as applicable, restricted stock units (including retention restricted stock units), officer contributions into the IBM Stock Fund under the IBM Excess 401(k) Plus Plan (Excess Plan, formerly the Executive Deferred Compensation Plan), and Company contributions into the IBM Stock Fund under the Excess Plan. Some of these restricted stock units may have been deferred under the Excess Plan and will be distributed to the executive officers after termination of employment as described in the 2008 Nonqualified Deferred Compensation Narrative.

(3)

For non-management directors, this column includes the shares shown in the “Common Stock” column and, as applicable, the Promised Fee Shares payable in cash that were credited to the non-management directors in 1996 in connection with the elimination of the retirement plan for such directors, including dividend equivalents credited with respect to such shares (see 2008 Director Compensation Narrative for additional information).

(4)	Shares that can be purchased under an IBM stock option plan within 60 days after December 31, 2008.

(5)

Shares earned and accrued under the IBM Deferred Compensation and Equity Award Plan (DCEAP) as of December 31, 2008, including dividend equivalents credited with respect to such shares. Upon a director’s retirement, these shares are payable in cash or stock at the director’s choice (see 2008 Director Compensation Narrative for additional information).

(6)	Includes 324 shares in which voting and investment power are shared.

(7)	Voting and investment power are shared.

(8)	Includes 42,158 shares in which voting and investment power are shared.

(9)	Includes 52,073 shares in which voting and investment power are shared.

(10)	Includes 197,412 shares in which voting and investment power are shared.

(11)	Includes 12,005 shares in which voting and investment power are shared.

(12)	The total of these three columns represents less than 1% of the outstanding shares, and no individual’s beneficial holdings totaled more than 1/5 of 1% of the outstanding shares.

(13)	Mr. Belda joined the Board in July 2008.

(14)	Mr. Nishimuro joined the Board in September 2008.

Executive Compensation

2008 REPORT OF THE EXECUTIVE COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS

Set out below is the Compensation Discussion and Analysis, which is a discussion of the Company’s executive compensation programs and policies written from the perspective of how we and management view and use such programs and policies. Given the Committee’s role in providing oversight to the design of those programs and policies, and in making specific compensation decisions for senior executives using those policies and programs, the Committee participated in the preparation of the Compensation Discussion and Analysis, reviewing successive drafts of the document and discussing those with management. The Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy Statement. We join with management in welcoming readers to examine our pay practices and in affirming the commitment of these pay practices to the longterm interests of stockholders.

Sidney Taurel (chair)

Alain J.P. Belda

William R. Brody

2008 Compensation Discussion and Analysis

PREAMBLE: RECENT EVENTS

The recent unprecedented events related to the collapse of the financial markets in 2008 has prompted investors to question the role that executive compensation programs may have had in contributing to excessive risk taking by senior executives to achieve short-term financial gain at the expense of the long-term health of a company. In light of this, we again reviewed the objectives and design of IBM’s executive compensation program and its related plans and policies so that we could assure our investors that our approach encourages the right decisions and behaviors to align with the long-term interests of our stockholders. We concluded the following:

•      Our programs appropriately balance short- and long-term incentives, with approximately 60% of total target compensation for the senior executive team provided in equity and focused on long-term performance.

•      Our executive compensation program pays for performance against financial targets that are set to be challenging to motivate a high degree of business performance, with an emphasis on longer-term financial success and prudent risk management.

•      Qualitative factors beyond the quantitative financial metrics are a key consideration in the determination of individual executive compensation payments. How our executives achieve their financial results, integrate across lines of business, and demonstrate leadership consistent with the IBM values are key to individual compensation decisions.

•      As explained in the “2008 Potential Payments upon Termination Narrative,” we further strengthened our retirement policies on equity grants for our senior leaders beginning in 2009 to ensure that the long-term interests of the Company continue to be the focus even as these executives approach retirement.

•      Our share ownership guidelines require that our senior executives hold a significant amount of IBM equity to further align their interests with stockholders over the long term.

•      IBM has a policy for “clawback” of cash incentive payments in the event that an officer’s conduct leads to a restatement of the Company’s financial results. Likewise, the Company’s equity plan has a “clawback” provision which states that awards will be cancelled and certain gains must be repaid if an executive engages in detrimental activity.

The remainder of this Compensation Discussion and Analysis describes the key features of our executive compensation program in detail. We are confident that our program is aligned to the interests of our stockholders, rewards for performance, and is an example of the strong pay practice emphasized by expert commentators on this topic.

SECTION 1: EXECUTIVE COMPENSATION SUMMARY — WHY WE PAY WHAT WE DO

Trust and personal responsibility in all relationships — relationships with clients, partners, communities, fellow IBMers, and investors — is a core value at IBM. Investors should have as much trust in the integrity of a company’s executive compensation process as clients do in the quality of its products. A breach of this trust is unacceptable. As a part of maintaining this trust, we well understand the need for our investors — not only professional fund managers and institutional investor groups, but also millions of individual investors — to know how compensation decisions are made. We have put tremendous effort and rigor into our own executive compensation processes over many years, continually updating them to meet new voluntary criteria as well as official requirements from the SEC.

Investors — IBM’s owners — want senior leaders to run the Company in a way that protects and grows their investment over the long term while appropriately managing risk. This is no simple task at any company, and at a company as large and complex as IBM, it is a particularly exciting leadership challenge. IBM holds a unique identity, based on talent, brand, global operating footprint, the size and scope of our business overall, and the size of each of our individual lines of business. Unlike those few other companies of comparable size and scale that tend to operate as holding companies of component businesses, we operate as an integrated entity across a number of significant business lines, most large enough to be among the Fortune 150 biggest companies if they were stand-alone businesses. Our unique, integrated model delivers great value to our investors and our clients, and demands a senior leadership team of unusual depth, agility and experience.

To that end, IBM’s executive compensation practices are designed specifically to meet five key objectives:

•      Ensure that the interests of IBM’s leaders are closely aligned with those of our investors and owners;

•      Attract and retain highly qualified senior leaders who can drive a global enterprise to succeed in today’s competitive marketplace;

•      Motivate our leaders to deliver a high degree of business performance without encouraging unnecessary and excessive risk taking;

•      Differentiate compensation so that it varies based on individual and team performance; and

•      Balance rewards for both short-term results and the longterm strategic decisions needed to ensure sustained business performance over time.

With these goals in mind, IBM executives earn their compensation based on performance over three time frames:

Current Year’s		Longer-term		Full Career
Performance:	+	Performance:	+	Performance:
Salary and Annual		Long-term		Retention, Pension
Incentives		Incentive Plan		and Savings

1.     Current — Salary and annual incentives that reflect actions and results over 12 months;

2.     Longer-term — A long-term incentive plan that reflects results over a minimum of three years, helping to ensure that current results remain sustainable; and

3.     Full Career — Deferrals, retention payments and retirement accumulations help ensure today’s leaders stay with IBM until their working careers end.

COMPENSATION ELEMENTS FOR SENIOR LEADERS

On average, 87% of IBM’s senior leaders’ annual compensation varies year to year based on business results, with the remainder coming from salary. In addition, 60% of the Chairman and CEO’s annual pay and 63% of the Senior Vice Presidents’ (SVP) pay, on average, is in long term elements. This ensures that the interests of senior executives are aligned with stockholders.

Current Year’s Performance: Salary and Annual Incentives

Salary. Senior leaders at IBM receive a small percentage of their overall compensation in salary. In 2008, for example, Chairman and CEO Sam Palmisano earned 10% of his compensation in salary, and the rest of the senior team earned an average of 13% of their average compensation in salary.

Annual Incentive. Senior leaders are incented through a program that sets performance targets based on their role and scope. Actual payments are driven by business performance against revenue growth, net income, and cash flow targets and individual performance, as reflected in the Personal Business Commitment review process described under “How Compensation Decisions Are Made.” Top performers earn the greatest payouts; median performers earn much smaller amounts; and the lowest performers earn no incentive payments at all. Over the past five years, these results-based payouts for individual leaders have ranged from 0.7 times target to a high of 1.66 times target. In 2008, the annual incentive earned by the Chairman and CEO represented 30% of his total compensation; incentives achieved by the rest of the senior team averaged 18% of their total compensation. Additional information about the Annual Incentive Program is outlined in Section 2 of this CD&A, “Setting Performance Targets for Incentive Compensation.”

Team Incentive. When Mr. Palmisano became CEO in 2002, he asked the Board of Directors to take a portion of the annual incentive funding (approximately $3 million) to help create a pool for rewarding teamwork by his most senior leaders. This was done to reinforce IBM’s strategy of integration across the Company, with awards based on how well the SVPs lead efforts to deliver integrated value to IBM’s clients worldwide. For the past six years, an amount ranging up to $250,000 was awarded and paid equally to each member of the senior team. The Chairman and CEO was not eligible to receive a team incentive. In 2008, the SVP team earned the maximum payout of $250,000 for the first time. This represented an average of 6% of total compensation for the SVPs. Given the team’s achievement and in recognition that integration is now part of the management culture, the Team Incentive was discontinued beginning in 2009.

Other Compensation. Disclosure rules require that companies include certain items in the Summary Compensation Table column entitled “All Other Compensation.” At IBM, many of these items are available to all employees. In fact, additional programs that are restricted to senior executive participation amount to less than 1% of their total compensation on average. These programs are limited to services with a direct bearing on individual productivity or security. IBM’s security practices provide that all air travel by the Chairman and CEO, including personal travel, be on Company aircraft. IBM does not provide any tax assistance to Mr. Palmisano in connection with taxes incurred for personal travel by him on the corporate aircraft. While the cost of corporate aircraft usage varies year to year based on several external factors like fuel costs, using corporate aircraft for all travel is a prudent step to ensure the safety of the Chairman and CEO given the breadth of IBM’s operations in over 170 countries which includes many emerging markets where security threats are a reality. Given the personal travel security practice for the Chairman and CEO, family members periodically accompany him on the corporate aircraft. In accordance with tax requirements, income was imputed to Mr. Palmisano for personal travel by his family members on the corporate aircraft. In recognition of his family’s personal travel, Mr. Palmisano has contributed $80,000 to the IBM International Foundation to fund contributions to the National Museum of African American History and Culture for which he serves as a member of the advisory council.

Longer-Term Performance: Long-Term Incentive Plan

Long-term incentive plans (LTIP) have been a focal point for much of the discussion over executive compensation in the past several years. Well-designed LTIPs ensure that senior leaders hold a competitive stake in their company’s financial future. At the same time, the size of the awards reflects the value that the company and, ultimately, its investors place on the individual executive at the time. Any gain the executives realize in the long run from the program depends on what they and their colleagues do to drive the financial performance of the company. Under IBM’s LTIP, senior leaders may receive certain grants of IBM equity, as explained below.

Performance Share Unit (PSU) Grants. This portion of the LTIP focuses senior leaders on delivering business performance over the next three years against two key financial metrics which drive long-term stockholder value — earnings per share and cash flow. Through this program, senior leaders are eligible to earn a target number of shares of IBM stock at the end of a three-year performance period. The award pays out at the end of the three years depending on how well the Company performed against targets set at the beginning of the three-year period. The payouts are made in shares of stock, so the value goes up or down based on stock price performance from the beginning of the grant. Additional information about PSUs is set forth in Section 2 of this CD&A, “Setting Performance Targets for Incentive Compensation.”

Over the past eight years, program payouts have ranged from a low of 54% to a high of 147% of the target number of shares. In 2008, the long-term incentive grant to the Chairman and CEO was comprised entirely of PSUs, representing 60% of his total compensation assuming future performance at target. PSUs were, on average, 44% of the SVPs’ total compensation in 2008. In 2009, the annual long-term incentive grant for SVPs will be entirely PSUs.

The IBM Integration & Values Team (I&VT) consists of a select group of approximately 300 executives charged with working beyond the scope of their regular job responsibilities to drive growth through integration and demonstrating IBM’s values. The Chairman and CEO may grant members of this group additional performance shares (Chairman’s Performance Uplift) for delivering extraordinary results. The Chairman and CEO and SVPs are not eligible for these I&VT awards.

Other Stock-Based Grants. Another portion of the LTIP provides for stock-based grants to focus senior leaders on delivering performance that increases the value of the Company through growth of IBM’s stock price over the long term. Senior leaders may receive these grants in the form of stock options, restricted stock, restricted stock units or any combination. The grants vest — become available for sale or exercise — over time, typically over either three or four years. Until vested, the grants have no value, except that dividend equivalents are paid on restricted stock units granted prior to January 1, 2008. For restricted stock units awarded after December 31, 2007, dividend equivalents are not paid. Executives awarded these grants typically hold them for extended periods, and have up to 10 years to convert stock option awards to cash or shares. The planned value of the annual other stock-based awards granted in 2008 represented, on average, 19% of the total compensation for the SVPs. As in 2008, the Board has not approved other stock-based grants for the Chairman and CEO in 2009. Similarly, the Compensation Committee has not approved other stock-based grants for the SVPs in 2009.

From 2005 through 2007, market-priced stock options were awarded to executives, including some named executive officers, who chose to participate in an IBM stock investment program. Under this program, which has since been discontinued, executives could invest 5, 10 or 15% of their annual incentive plan payout in IBM stock equivalents and receive IBM stock options, under the terms of the IBM Long-Term Performance Plan, valued at two times their investment.

The values of the other stock-based grants made in 2008 are shown in the Grants of Plan-Based Awards Table. The 2008 expense associated with all outstanding awards, including grants made in 2008 and prior years, is shown in the 2008 Summary Compensation Table.

Full Career Performance:

Retention, Pension and Savings

Retention of our key leaders for a full career is an important element of our total compensation strategy. This is accomplished through a combination of retention payments and retirement plans.

Retention Stock-Based Grants & Cash Awards. Periodically, Chairman and CEO Palmisano reviews outstanding stock-based awards for the members of his senior leadership team and other key executives. Depending on individual performance and the competitive environment for senior executive leadership talent, he may recommend that the Compensation Committee approve individual retention awards, in the form of restricted stock units or cash, for certain executives. The retention restricted stock unit (RRSU) grants typically vest at the end of five years, and the cash awards have a clawback (i.e., repayment clause) if an executive leaves IBM before a specified date. These awards make it more difficult for other companies to recruit IBM’s top talent.

Closed Retention Plan. In 1995, IBM created a new plan to help retain, for their full careers, the caliber of senior leaders needed to turn the Company around, preserve its long-term viability, and position it for growth in the future. To discourage these leaders from joining competitors, their benefits under this retention plan would be forfeited if they left IBM prior to the end of a full career, typically age 60. The approach worked, as evidenced by the Company’s historic turnaround in the late 1990s, and its current position of market leadership. Twelve of the Company’s top 14 executives, including all of the named executive officers, were with IBM and eligible for the Retention Plan when it was introduced and remain with the Company today. Because its original purpose had been met, the plan was closed to new participants in 2004. Future accruals under the plan stopped on December 31, 2007, and the Retention Plan will not be replaced by any other plan.

Pension. Prior to 2008, IBM’s senior executives and other IBM employees in the U.S. participated in pension plans. Future accruals under the pension plans stopped on December 31, 2007. The amount of the pension benefit under these plans is based on pay and service and determined by the same formulas for executives and non-executives.

Savings. The money that U.S. executives save through the IBM 401(k) Plus Plan (formerly the IBM Savings Plan), as for all U.S. employees, is eligible for a Company match. Prior to January 1, 2008, this match equaled 50% of the first 6% of eligible pay that participants save through the plan for those hired before January 1, 2005, and 100% of the first 6% saved for those hired after December 31, 2004. As announced in early 2006, effective January 1, 2008, the provisions of the Savings Plan were changed, and it was renamed the 401(k) Plus Plan, becoming the only tax-qualified retirement program available to IBM’s U.S. employees for future deferrals and employer contributions. Under the new provisions of the plan, IBM matches a participant’s own contributions dollar-for-dollar up to 6% of eligible pay for those hired before January 1, 2005, and up to 5% for those hired on or after that date. In addition, IBM makes automatic contributions to a participant’s 401(k) Plus account — equal to 1%, 2% or 4% of a participant’s eligible pay — depending on the participant’s pension plan eligibility on December 31, 2007. Further, IBM contributes transition credits to participants who were eligible to receive transition credits under their Personal Pension Account. Transition credits are equal to 1%, 2%, 3% or 4% of a participant’s eligible pay up to the Internal Revenue Code pay limit, based on a participant’s age and service as of June 30, 1999. Transition credits will stop on the earliest of the following dates: (i) June 30, 2009, (ii) the date the participant reaches 30 years of service, or (iii) the participant’s termination of employment. Matching contributions and automatic contributions are made once a participant has completed one year of service.

In the U.S., the Department of Labor and Internal Revenue Service also permit individuals who exceed certain income thresholds to defer, on a nonqualified basis, receipt of compensation they earn. This also allows IBM to delay paying these obligations and, until they come due and are paid, IBM retains the cash for operating purposes. In simple terms, this deferred compensation is money earned in the past, but not yet paid out. Amounts deferred into the Excess 401(k) Plus Plan are recordkeeping (notional) accounts and are not held in trust for the participants. Participants in IBM’s nonqualified plan, the Excess 401(k) Plus Plan (formerly the Executive Deferred Compensation Plan) may invest their notional accounts in the primary investment options available to all employees through the 401(k) Plus Plan. Participants in the Excess 401(k) Plus Plan are also eligible to receive company match, automatic contributions, and transition credits, if applicable, on eligible pay deferred into the Excess 401(k) Plus

Plan and on money earned in excess of the Internal Revenue Code pay limit once they have completed one year of service. IBM does not pay guaranteed, above-market or preferential earnings on deferred compensation. For executives with long and successful careers at a single company, the deferrals can accumulate to sizeable amounts over time.

The current value of Chairman and CEO Palmisano’s account, made up of money he earned during the past 13 years that the program has been available, is now worth approximately $30 million. Before he was named Chairman and CEO in January 2003, Mr. Palmisano had invested approximately $8 million of his compensation in the account. Mr. Palmisano could have chosen not to defer, taken these funds from IBM and put them in other investment vehicles. Had he done so, these numbers would not be disclosed here.

The table below shows the deferral elections and accumulated balances that are owed to the Chairman and CEO from his prior years’ earned compensation. Like all participants, Mr. Palmisano’s savings are subject to investment returns. As a result, the value of these account balances will change over time depending on market performance. When Mr. Palmisano retires, the value of his deferrals under the Excess 401(k) Plus Plan will be paid to him in five equal installments over five years.

Ten-Year History of Chairman and CEO Palmisano’s Deferred Compensation (Nonqualified)

Year	Deferrals	IBM Match	Year End Balance
1999	$299,500	$41,250	$1,512,020
2000	1,280,125	45,088	2,525,162
2001	1,311,185	68,400	4,782,542
2002	5,021,815	130,600	8,796,332
2003	2,272,900	178,700	12,979,815
2004	6,020,881	208,600	20,935,482
2005	5,000,050	202,050	23,993,254
2006	5,729,377	205,350	34,942,721
2007	750,000	150,000	39,274,203
2008	94,200	389,000	30,677,476

HOW COMPENSATION DECISIONS ARE MADE

At any level, compensation reflects an employee’s value to the business — market value of skills, individual contribution and business results. To be sure we appropriately assess the value of senior leaders, IBM follows an evaluation process, described here in some detail:

1. Making Commitments

At the beginning of each year, all IBM employees, including Chairman and CEO Palmisano and the other senior leaders, make a Personal Business Commitment (PBC) of the goals, both qualitative and quantitative, they seek to achieve that year in support of the business. These commitments are reviewed and approved by each individual’s manager. Chairman and CEO Palmisano’s commitments are reviewed directly by the Board of Directors.

2. Determining Senior Vice Presidents (SVPs) Compensation

Evaluation of Results by the Chairman and CEO

Throughout the year, employees assess their progress against their PBCs. At year end, employees at all levels, including executives, work with their managers to evaluate their own results — not only with regard to their stated goals, but in relation to how well their peers and the entire Company performed.

The self-assessments of the SVPs are reviewed by the Senior Vice President of Human Resources (SVP HR) and Chairman and CEO Palmisano, who evaluate the information, along with the following:

•      Comparisons to market compensation levels for cash compensation and total direct compensation;

•      Potential for future roles within IBM; and

•      Total compensation levels relative to internal peers before and after any recommendations.

Following this in-depth review and in consultation with the SVP HR, Mr. Palmisano makes compensation recommendations to the Compensation Committee based on his evaluation of each senior manager’s performance and expectations for the coming year.

Evaluation of Results by the Compensation Committee

The Compensation Committee decides whether to approve or adjust the Chairman and CEO’s recommendations for the members of his team.

The Committee evaluates all of the factors considered by the Chairman and CEO and reviews compensation summaries for each senior leader that tally the dollar value of all compensation and related programs, including salary, annual incentive, long-term compensation, deferred compensation, retention payments and pension benefits.

3. Determining Chairman and CEO Compensation—Research, Recommendations and Review

IBM’s SVP HR works directly with the chair of the Compensation Committee to provide a decision-making framework for use in making a recommendation for the Chairman and CEO’s total compensation. This framework includes the Chairman and CEO’s evaluation of how well he believes he performed against his commitments in the year, with an assessment of his performance against the Company’s stated strategic objectives. In addition to the above, the Committee also reviews an analysis of IBM’s total performance over the past year and a competitive benchmark analysis furnished by the Committee’s outside consultant (Towers Perrin).

The Compensation Committee separately reviews all relevant information and arrives at its recommendation for the Chairman and CEO’s total compensation. In this work, they are assisted by the Compensation Committee’s outside consultant.

The final pay recommendation for the Chairman and CEO is presented to the independent directors on IBM’s Board for further review, discussion and final approval. This process is followed every year.

4. Ensuring Competitive Pay—Approach to Benchmarking

IBM participates in several executive compensation bench-marking surveys that provide detail on levels of salary, target annual incentives and long-term incentives, the relative mix of short- and long-term incentives, and mix of cash and stock-based pay. We include in these surveys a broad range of key information technology companies, given the battle for talent that exists in our industry and to help us identify trends in the industry. We also include companies outside our industry, with stature, size and complexity that approximate our own, in recognition of the fact that competition for senior management talent is not limited to our industry. These surveys are supplemented by input from the Compensation Committee’s outside consultant on factors such as recent market trends. The companies used in the benchmarking surveys for 2008 compensation decisions are listed below. The Committee reviews and approves this list annually. For 2009, the Committee has approved the same list of companies with the exception of AIG.

AIG	EDS	PepsiCo
Altria Group	Ford	Pfizer
Apple	General Electric	Procter & Gamble
AT&T	General Motors	Sprint
Bank of America	Hewlett-Packard	Sun Microsystems
Boeing	Honeywell	Texas Instruments
Chevron	Intel	United Technologies
Cisco Systems	Johnson & Johnson	Verizon
Citigroup	Lenovo	Walt Disney
Dell	Lockheed Martin	Wells Fargo
Dow Chemical	Microsoft	Xerox
DuPont	Motorola

The data from these surveys and related sources form the primary external view of the market, and the Company’s philosophy is to generally target the median of the market for cash and total compensation for IBM job roles compared to jobs of similar size and complexity at companies within our benchmarking group. For individual compensation decisions, the information is used together with an internal view of longer-term potential and individual performance relative to other executives. For the Company’s senior level executives, the Compensation Committee also takes into account long-term retention objectives, recognizing that their skills and experience are highly sought after by other companies and, in particular, by the Company’s competitors.

5. Compensation Committee Consultant

The Committee currently retains a Managing Director of Towers Perrin as its outside compensation consultant to advise the Committee on market practices and the specific IBM policies and programs. This Managing Director does not perform any other consulting work for the Company, reports directly to the Compensation Committee Chairman, and takes direction from the Committee. The consultant’s work for the Committee includes data analyses, market assessments, and preparation of related reports. The work done by Towers Perrin for the Committee is documented in a formal scope of work and contract which is executed by the consultant and the Committee.

Towers Perrin is one of the few human resource consulting companies with global capabilities, and the Company’s engagements with Towers Perrin primarily involve advice outside the U.S. in a select number of countries where their capabilities lead others in these marketplaces with respect to local benefit issues such as pension design.

The Committee enters into a consulting agreement with its outside compensation consultant on an annual basis. In determining whether or not to renew the engagement with Towers Perrin, the Committee evaluates the quality of the consulting service and annually assesses the nature and significance of the Company’s other engagements with Towers Perrin and the projected scope of work for the coming year. Based on the assessment for 2008, the Committee determined that the consultant is free of any relationships that would impair professional judgment and advice to the Compensation Committee.

CHAIRMAN AND CEO COMPENSATION DECISIONS FOR 2008 AND 2009

The Compensation Committee made decisions for the Chairman and CEO’s 2008 and 2009 compensation following the process described above and using the pay components shown above. The Compensation Committee noted the following as key points regarding the Chairman and CEO’s performance against his Personal Business Commitments for 2008:

•      Achieved very strong financial performance including record revenue, profit, cash flow and earnings per share (EPS) in a challenging economic environment

•      Continued to drive IBM to be the leading globally integrated enterprise

•      Established a growth markets organization to capture the business opportunity in these fast growing economies

•      Invested in workforce and leadership programs for employees worldwide to motivate high performance and drive business objectives

•      Returned significant value to shareholders including increasing dividends from $2.1 billion in 2007 to $2.6 billion in 2008

•      Increased IBM’s leading market position in middleware and maintained leading market position in services and servers

•      Generated highest services pre-tax profit dollars and margin in the last 5 years, driven in part by global delivery, quality and efficiency

•      Expanded IBM’s capabilities and financial performance through executing the acquisition strategy, including the integration of business intelligence leader Cognos

•      Continued leadership in technology and innovation, earning more U.S. patents than any other company for the 16th consecutive year

The Committee considered these results and recommended that Mr. Palmisano receive $5,500,000 in annual incentive for his 2008 performance.

The Committee worked with its outside consultant (Towers Perrin) to review Mr. Palmisano’s base salary, annual incentive target and long-term incentive award value using a framework of competitive benchmark analysis, Company performance and Mr. Palmisano’s personal performance. Based on this review, the Committee recommended that Mr. Palmisano’s base salary and target annual incentive for 2009 remain at $1,800,000 and $5,000,000, respectively.

The Committee recommended a 2009 long-term incentive award comprised entirely of 2009-2011 Performance Share Units valued at $12,000,000. The 2008 award was valued at $11,000,000. The 2009 grant will be made on June 8, 2009. The Committee chose the long-term incentive value to improve Mr. Palmisano’s position relative to competitive benchmarks and to signal the Committee’s desire for him to continue his focus on taking the steps necessary to position the Company for long-term success.

The Committee’s recommendations were approved by the independent directors on IBM’s Board.

SVP COMPENSATION DECISIONS FOR 2008 AND 2009

The Compensation Committee also made decisions for each of the executive officers following the process described above and using a mix of the components shown above. The Compensation Committee noted the following as key points for each of the other named executive officers:

Mark Loughridge, Senior Vice President and Chief Financial Officer

•      Managed IBM’s long-term financial model to perform ahead of plan

•      Exceeded net income and EPS objectives

•      Exceeded cash flow objectives in a difficult global economic environment

•      Managed IBM’s portfolio, including execution of 15 acquisitions

Following IBM’s practice, the recommendations for Mr. Loughridge’s compensation were ratified by the independent directors on IBM’s Board.

Michael E. Daniels, Senior Vice President, Global Technology Services

•      Exceeded cash flow and profit objectives

•      Held market share while meeting profit and margin objectives

•      Improved client satisfaction with focus on services excellence

•      Continued to implement services product lines to drive financial performance

Steven A. Mills, Senior Vice President, Software Group

•      Exceeded profit objectives

•      Grew middleware brands faster than market

•      Integrated acquisitions effectively

•      Improved development practices resulting in greater efficiency

Virginia M. Rometty, Senior Vice President, Global Business Services

•      Exceeded profit objectives and held market share

•      Focused on industry offerings and integrator solutions to drive revenue growth

•      Continued to implement operational transformation to increase profit margin and improve delivery excellence

•      Completed initiatives to improve alignment of cross-IBM resources and improve client value

Based on these results and following the process outlined above, the Compensation Committee approved the following 2008 annual incentive payments for these named executive officers:

	2008 Incentive Payouts
Name	Annual Incentive	Team Incentive
M. Loughridge	$1,072,500	$250,000
M.E. Daniels	1,035,000	250,000
S.A. Mills	921,200	250,000
V.M. Rometty	892,500	250,000

The team incentive payment reflected Chairman and CEO Palmisano’s assessment of the performance of his entire senior leadership team and their success in working together to integrate across business units to deliver strong 2008 business results.

For 2009, the Committee also approved the following compensation elements: base salary, target annual incentive and Performance Share Unit grants under the Long-Term Performance Plan. There is no change to the salary rate or target incentive from 2008. As previously stated, the team incentive has been eliminated beginning in 2009.

	2009 Cash		2009 Long-Term Incentive Awards
Name	Annual Salary Rate	Incentive Target	Performance Share Units(1)
M. Loughridge	$720,000	$975,000	$3,500,000
M.E. Daniels	665,000	900,000	3,000,000
S.A. Mills	695,000	940,000	3,000,000
V.M. Rometty	630,000	850,000	3,000,000

(1)   Performance Share Units (PSUs) will be granted on June 8, 2009. The actual number of PSUs granted on this date will be determined by dividing the value shown above by a predetermined, formulaic planning price for the second quarter 2009. The PSUs will vest in their entirety in February 2012.

SENIOR LEADERS — PERSONAL STAKE IN IBM’S FUTURE

Investors want the leaders of their companies to act like owners. That alignment, we have found, works best when senior leaders have meaningful portions of their personal holdings invested in the stock of their company. This is why IBM sets significant stock ownership requirements for approximately 60 of the Company’s senior leaders, including the Chairman and CEO. The following table illustrates which equity holdings count towards stock ownership requirements:

Included

•      IBM shares owned personally or by members of the immediate family sharing the same household

•      Holdings in the IBM Stock Fund of the 401(k) Plus Plan and the Excess 401(k) Plus Plan

•      Shares of IBM stock deferred under the Excess 401(k) Plus Plan

Not Included

•      Unvested equity awards, including RSUs, RRSUs, and PSUs

•      Unexercised stock options

The Chairman and CEO and SVPs are all required to own IBM stock or equivalents worth three times their individual target cash compensation (their base salary plus the incentive payment they would earn if they hit their performance targets) within five years of hire or promotion. As a group, the Chairman and CEO and 14 SVPs own 1.26 million shares or equivalents valued at over $106 million as of December 31, 2008. Approximately 40 other senior leaders are required to hold IBM stock or equivalents worth one time their target cash compensation within five years of hire or promotion.

All of these approximately 60 leaders who have been in place for at least five years have met or exceeded their personal IBM ownership requirements. In fact, this group currently holds, on average, nearly four times more IBM stock or equivalents than the Company requires.

IBM MEETING MARKET STANDARDS FOR EXECUTIVE COMPENSATION

We recognize that the issue of executive pay is critical to stockholders and to members of the public whose hopes for the future rest substantially on trust in the conduct of those who run our corporations. Simply put, those who profit disproportionately to the value they create for stockholders and society, or the value they provide to clients, are breaking faith with all who would do business with them, and all who would risk their hard-earned savings in the future of an enterprise.

We have provided the information in these pages precisely because IBM works to keep that faith. We know that striking a balance between stockholders’ concept of fairness and the incentives needed to attract and retain a stellar executive team will always require sound judgment and careful thought. Business, markets, and people are too dynamic for mere formulaic solutions. The numbers can be best understood when the process behind them is transparent.

IBM’s business has always been to help our clients succeed through innovative solutions. Our stockholders deserve no less. We welcome this discussion.

SECTION 2: ADDITIONAL INFORMATION

Elements of Compensation Programs and Linkage to Objectives

To supplement the discussion in Section 1 and as required by the SEC, the following is a description of the Company’s compensation elements and the objectives they are designed to support. As noted in Section 1: Executive Compensation Summary, IBM’s compensation practices are designed to meet five key objectives.

In total, these elements support the objective to balance rewards between short-term results and the long-term strategic decisions needed to ensure sustained business performance over time.

Compensation Element/Eligibility	Description	Linkage to Compensation Objectives
CURRENT YEAR PERFORMANCE
Salary	Salary is a market-competitive, fixed level of compensation.	Attract and retain highly qualified leaders
All executives including those executives listed in the proxy statement tables (Named Executive Officers or NEOs)		Motivate high business performance
Annual Incentive All executives including NEOs

Combined with salary, the target level of annual incentive provides a market-competitive total cash opportunity.

Actual annual incentive payout depends on individual and Company performance.

Lowest performers receive no incentive payment.

Attract and retain highly qualified leaders Motivate high business performance Vary compensation based on individual and team performance
Team Incentive Senior Vice Presidents, including NEOs

Incentive that provides additional cash compensation opportunity shared equally by the team members.

Incentive structured to encourage teaming, collaboration and integration across business units by the Chairman and CEO’s senior team.

Incentive was eliminated beginning in 2009.

Motivate high business performance Vary compensation based on team performance

Compensation Element/Eligibility	Description	Linkage to Compensation Objectives
LONG-TERM INCENTIVE PLAN
Performance Share Units (PSUs)	Equity grant value based on individual performance and retention objectives for each executive.	Align executive and stockholder interests
Approximately 450 executives based on job scope including NEOs

Grant value is converted to the number of shares granted by dividing the planned value by the predetermined, formulaic planning price* in effect for the quarter.

Number of shares granted is adjusted up or down at the end of the three-year performance period based on Company performance against earnings per share and cash flow targets.

Encourages sustained, long-term growth by linking portion of compensation to the long-term Company performance.

Paid in IBM shares upon completion of three-year performance period, linking the compensation value further to the long-term performance of IBM.

Attract and retain highly qualified leaders Motivate high business performance

*      IBM’s planning price is computed each quarter using a consistent statistical forecasting procedure based on historical IBM stock price data. IBM uses the quarterly planning price to aid in establishing the overall size of the equity plan and to give more consistency across equity grants made at different points in the quarter.

Compensation Element/Eligibility	Description	Linkage to Compensation Objectives
LONG-TERM INCENTIVE PLAN (CONTINUED)

Chairman’s Performance Uplift	Equity award decided annually by the Chairman and delivered to selected individuals in PSUs.	Motivate high business performance

Select members of the I&VT (excluding Chairman and CEO and SVPs)

Selective recognition of those members of the Integration & Values Team (I&VT) who have demonstrated extraordinary results in driving growth through integration and demonstrating the IBM values.

Receiving an uplift award one year does not guarantee awards in following years.

Vary compensation based on individual and team performance

Annual Stock-Based Grant All executives, including NEOs	Annual equity grants are made in the form of restricted stock units (RSUs) or options, or some combination.	Align executive and stockholder interests

The amount of an annual grant is dependent on the level of the executive and individual performance with lowest performers receiving no grant.

Planned grant value is converted to the number of shares granted by dividing the planned value by the predetermined, formulaic planning price* in effect for the quarter and, for option grants, the respective Black-Scholes valuation factor.

Awards generally vest over a 1-4 year period.

Attract and retain highly qualified leaders Motivate high business performance Vary compensation based on individual and team performance

*      IBM’s planning price is computed each quarter using a consistent statistical forecasting procedure based on historical IBM stock price data. IBM uses the quarterly planning price to aid in establishing the overall size of the equity plan and to give more consistency across equity grants made at different points in the quarter.

Compensation Element/Eligibility	Description	Linkage to Compensation Objectives
RETENTION, PENSION & SAVINGS

Retention Stock-Based Grant & Cash Awards Select executives determined each year, including some NEOs	Periodically, management reviews the retention strategy for high-performing executives and may make retention equity grants or cash payments with a vesting provision to selected executives.	Align executive and stockholder interests Retain highly qualified leaders

Pension and Savings Plans All executives, including NEOs	Like all IBM employees, executives participate in the local pension plans and savings plans sponsored by IBM in their country under the same terms and conditions as all employees.	Attract and retain highly qualified leaders

Other Executive Retention Programs Select executives, including NEOs and some other executive officers

Separate plans established more than 10 years ago in some countries (including the U.S.) to encourage full-career retention of key executives.

Important during a time of significant business transformation for IBM; the programs are now closed.

Accrual of future benefits under the retention plan stopped in the U.S. on December 31, 2007.

Attract and retain highly qualified leaders

Excess 401(k) Plus Plan U.S. employees with compensation expected to exceed applicable IRS limits, including NEOs

Established in accordance with U.S. Department of Labor and Internal Revenue Service guidelines to provide employees with the ability to save for use after their career by deferring compensation in excess of limits applicable to 401(k) plans.

Prior to January 1, 2008, cash and equity could be deferred under the plan. Effective January 1, 2008, equity deferral elections can no longer be made under the plan.

Align executive and stockholder interests Attract and retain highly qualified leaders

SETTING PERFORMANCE TARGETS FOR INCENTIVE COMPENSATION

Compensation of our senior executive team is highly linked with Company performance against four key metrics, consistent with our overall financial model:

1. Revenue Growth

2. Net Income

3. EPS

4. Cash Flow

These metrics and their weightings align with IBM’s financial model and are designed to appropriately balance both short- and long-term objectives. Targets are set for both the annual and long-term incentive programs at aggressive levels each year to motivate a high degree of business performance with emphasis on longer term financial objectives. These targets, individually or together, are designed to be challenging to attain, and as part of IBM’s ongoing management system, targets are evaluated to ensure they do not include an inappropriate amount of risk. Targets are set within the parameters of our long-term financial model with profit expansion and growth objectives aligned with our roadmap to 2010 communicated to investors in May 2007.

IBM is not disclosing specific targets under the annual and long-term plans because it would signal IBM’s strategic focus areas and impair IBM’s ability to leverage these areas for competitive advantage. For example, disclosure of our cash flow targets would provide insight into timing of large capital investments or acquisitions. Knowledge of the targets could also be used by competitors to take advantage of insight into specific areas to target the recruitment of key skills from IBM. Disclosing the specific targets and metrics used in the qualitative assessment made by the Chairman and CEO would give our competitors our insight to key market dynamics and areas that could be used against IBM competitively by industry consultants or competitors targeting existing customers.

Our financial model is well communicated to investors and our performance targets are based on this model. We also describe the performance relative to the pre-set objectives in our discussion of named executive officer compensation decisions. Finally, outlined below is a description of the specific metrics and weightings for the Annual Incentive and the Performance Share Unit Programs.

ANNUAL INCENTIVE PROGRAM

The Company sets business objectives at the beginning of each year that are reviewed by the Board of Directors. These objectives translate to targets for the Company and for each business unit for purposes of determining the target funding of the Annual Incentive Program. Actual funding levels can vary from 0% to 200% of target, depending on performance against objectives. At the end of the year, management assesses the financial performance for the Company based on performance against financial metrics. Each year the Compensation Committee and the Board of Directors review IBM’s annual business objectives and set the metrics and weightings for the annual program reflecting current business priorities. The metrics and weightings for 2008 and 2009 are listed below.

	2008	2009
	Weighting	Weighting
	in Overall	in Overall
Financial Metric	Score	Score
Net Income	60%	60%
Revenue Growth	30%	20%
Cash Flow	10%	20%

Overall funding for the Annual Incentive Program is based on the performance results against these targets and is typically not adjusted except for extraordinary events if deemed appropriate by the Chairman and CEO and Compensation Committee. This adjustment can be either up or down. For example, adjustments are usually made for large divestitures and acquisitions. In 2008, no adjustments for extraordinary events were made. In addition, an adjustment can be recommended by the Chairman and CEO based on factors such as individual and unit performance, client satisfaction, market share growth and workforce development, among others. The Compensation Committee reviews the financial scoring and qualitative adjustments and approves the Annual Incentive Program funding level. Once the funding level has been approved, a lower-performing executive will receive as little as zero payout and the most exceptional performers are capped at three times target (payouts at that level are rare and only possible when IBM’s performance has also been exceptional).

PERFORMANCE SHARE UNIT PROGRAM

EPS and cash flow targets for the Performance Share Unit program are set at the beginning of each three-year performance period, taking into account the Company’s financial model shared with investors, including the impact our share buyback program has on EPS. At the end of the three years, the score is calculated based on results against the predetermined targets, with the following weights:

2008 and 2009
Weighting in
Financial Metric	Overall Score
Earnings Per Share (EPS)	80%
Cash Flow	20%

Adjustments can be made for extraordinary events if deemed appropriate by the Chairman and CEO and Compensation Committee — for example, large divestitures. In 2008, no adjustments were made.

The final score, which is approved by the Compensation Committee, adjusts the planned value of the actual Performance Share Unit award from 0% to 150%. There is no discretionary adjustment to the Performance Share Unit program score.

EQUITY AWARD PRACTICES

Under IBM’s long-standing practices and policies, all equity awards are approved before or on the date of grant. The exercise price of at-the-money stock options is the average of the high and low market price on the date of grant or, in the case of premium-priced stock options, 10% above that average.

The approval process specifies the individual receiving the grant, the number of units or the value of the award, the exercise price or formula for determining the exercise price, and the date of grant. All equity awards for senior management are approved by the Compensation Committee. All equity awards for employees other than senior management are approved by senior management pursuant to a series of delegations that were approved by the Compensation Committee, and the grants made pursuant to these delegations are reviewed periodically with the Committee.

Equity awards granted as part of annual total compensation for senior management and other employees are made on specific cycle dates scheduled in advance. IBM’s policy for new hires and promotions requires approval of any awards before the grant date, which is typically the date of the promotion or hire.

ETHICAL CONDUCT

Every executive is held accountable to comply with IBM’s high ethical standards: IBM’s Values, including “Trust and Personal Responsibility in all Relationships,” and IBM’s Business Conduct Guidelines. This responsibility is reflected in each executive’s Personal Business Commitments, and is reinforced through each executive’s annual certification to the IBM Business Conduct Guidelines. An executive’s compensation is tied to compliance with these standards; compliance is also a condition of IBM employment for each executive.

The Company’s equity plans and agreements have a “clawback” provision — awards will be cancelled and certain gains must be repaid if an executive engages in activity that is detrimental to the Company, such as violating the Company’s Business Conduct Guidelines, disclosing confidential information, or performing services for a competitor. Annual cash incentive payments are also conditioned on compliance with these Guidelines.

In addition, approximately 400 of our key executives (including each of the named executive officers) have agreed to a non-competition, non-solicitation agreement that prevents them from working for certain competitors within 12 months of leaving IBM or soliciting employees within two years of leaving IBM.

The Committee has also implemented a policy for the “clawback” of cash incentive payments in the event an officer’s conduct leads to a restatement of the Company’s financial results, as follows:

To the extent permitted by governing law, the Company will seek to recoup any bonus or incentive paid to any executive officer if (i) the amount of such payment was based on the achievement of certain financial results that were subsequently the subject of a restatement, (ii) the Board determines that such officer engaged in misconduct that resulted in the obligation to restate, and (iii) a lower payment would have been made to the officer based upon the restated financial results.

HEDGING PRACTICES

The Company does not allow any member of the I&VT, including any named executive officer, to enter into any derivative transaction on IBM stock, including any short-sale, forward, option, collar, etc.

TAX CONSIDERATIONS

Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, limits deductibility of compensation in excess of $1 million paid to the Company’s CEO and to each of the other three highest-paid executive officers (not including the Company’s chief financial officer) unless this compensation qualifies as “performance-based.” Based on the applicable tax regulations, taxable compensation derived from certain stock appreciation rights and from the exercise of stock options by senior executives under the Company’s Long-Term Performance Plans should qualify as performance-based. The IBM Excess 401(k) Plus Plan (formerly the Executive Deferred Compensation Plan) permits an executive officer who is subject to section 162(m) and whose salary is above $1 million to defer payment of a sufficient amount of the salary to bring it below the section 162(m) limit. In 1999, the Company’s stockholders approved the terms under which the Company’s annual and long-term performance incentive awards should qualify as performance-based. In 2004, as required by the Internal Revenue Code, the stockholders again approved the terms under which long-term performance incentive awards should qualify as performance-based. In this Proxy Statement, stockholders are being asked again to approve terms for the long-term performance incentive awards. These terms do not preclude the Committee from making any payments or granting any awards, whether or not such payments or awards qualify for tax deductibility under section 162(m), which may be appropriate to retain and motivate key executives.

2008 Summary Compensation Table Narrative

SALARY (COLUMN (C))

Amounts shown in the salary column reflect the salary amount paid to each named executive officer during 2008.

•      IBM reviews salaries for each named executive officer annually during a common review cycle. In 2008, salary increases for named executive officers took effect on June 1.

•      See Section 1 of the 2008 Compensation Discussion and Analysis for an explanation of the amount of salary, bonus and other compensation elements in proportion to total compensation.

BONUS (COLUMN (D))

Amounts shown in the Bonus column represent payouts of the Team Incentive. Amounts in this column do not include payments under the IBM Annual Incentive Plan, which are included under column (g) (Non-Equity Incentive Plan Compensation).

Team Incentive

GENERAL TERMS

•      See 2008 Compensation Discussion and Analysis for an explanation of the Team Incentive. Only the SVPs participated in this program; each participant received the same payout. The Team Incentive program was discontinued beginning in 2009.

•      The Chairman and CEO determined how well the participants performed as a team over the course of the year and set the payout amount which was approved by the Compensation Committee.

PERFORMANCE PERIOD AND PAYOUT RANGE

•      This was an annual program with a performance period from January 1 to December 31. Payout occurred no later than March 15 of the year following the performance period.

•      Minimum annual payout of $0. Maximum annual payout of $250,000. There was no target.

STOCK AWARDS TOTAL (COLUMN (E))

Amounts shown in the Stock Awards Total column are comprised of three different types of awards (Performance Share Units, Restricted Stock Units and Retention Restricted Stock Units), presented separately to enhance understanding. The amounts shown in the columns for Performance Share Units, Restricted Stock Units and Retention Restricted Stock Units are the dollar amounts recognized for financial statement reporting purposes in 2008 in accordance with FAS 123R for equity award expense (excluding any risk of forfeiture, per SEC regulations). Equity expense calculations for financial statement purposes spread the grant date cost of those awards over the vesting period. Therefore, amounts in this column include the expense for awards granted in 2008 and previous years. All of these awards were granted to the named executive officers under IBM’s 1999 or 1997 Long-Term Performance Plan (LTPP).

Performance Share Units (PSUs)

The following describes the material terms and conditions of PSUs as reported in the column titled Performance Share Units (column (e)) in the 2008 Summary Compensation Table and in the columns under the heading Estimated Future Payouts Under Equity Incentive Plan Awards (columns (f), (g) and (h)) in the 2008 Grants of Plan-Based Awards Table.

GENERAL TERMS

•      One PSU is equivalent in value to one share of IBM common stock. PSUs are paid out in IBM common stock after the three-year performance period.

•      Executive officers are awarded a number of PSUs each year at the beginning of the three-year performance period.

•      Performance targets for cumulative three-year attainment in earnings per share and cash flow are set at the beginning of the three-year period. These targets are approved by the Compensation Committee.

•      At the end of the three-year performance period, the Compensation Committee approves the determination of actual performance relative to pre-established targets.

•      At the end of the performance period, that number of PSUs is adjusted up or down based on the approved actual performance relative to the pre-established targets.

•      The performance period for the awards made in 2008 is January 1, 2008 through December 31, 2010.

•      There are no dividends or dividend equivalents paid on PSUs.

VESTING AND PAYOUT CALCULATIONS

•      PSU awards granted in 2008 will be adjusted for performance (as described below) and will be paid in IBM common stock on February 1, 2011 if the executive has been continuously employed by IBM as of that date.

•      See 2008 Potential Payments Upon Termination Narrative for information on payout of unvested PSUs upon certain separations.

•      Payout of PSUs is determined by separately assessing performance against each of the pre-established targets. Payout will not be made for performance below the thresholds, as described below.

•      For PSUs that were paid out on or before February 1, 2008, the executive could have elected, at least six months prior to vesting, to defer payment of these shares into the IBM Excess 401(k) Plus Plan (formerly the IBM Executive Deferred Compensation Plan). For PSUs that pay out after February 1, 2008, deferrals are not permitted.

•      See Section 2 of the Compensation Discussion and Analysis for information on setting performance targets for the PSU program.

Threshold Number:

•      The Threshold number of PSUs (listed in column (f) of the 2008 Grants of Plan-Based Awards Table) is 25% of the Target number.

•      The Threshold number of PSUs will be earned for achievement of 70% of both business objectives (earnings per share and cash flow).

•      If only the cumulative earnings-per-share target is met at the Threshold level (and the cash flow target is not met), the number of PSUs earned would be 80% of the Threshold number.

•      If only the cumulative cash flow target is met at the Threshold level (and the earnings-per-share target is not met), the number of PSUs earned would be 20% of the Threshold number.

Target Number:

The Target number of PSUs (listed in column (g) of the 2008 Grants of Plan-Based Awards Table) will be earned if 100% of the objectives are achieved.

Maximum Number:

•      The Maximum number of PSUs (listed in column (h) of the 2008 Grants of Plan-Based Awards Table) is 150% of the Target number.

•      The Maximum number of PSUs will be earned for achieving 120% of both business objectives.

Restricted Stock Units (RSUs)

The following describes the material terms and conditions of RSUs as reported in the column titled Restricted Stock Units (column (e)) in the 2008 Summary Compensation Table and in the column titled All Other Stock Awards: Number of Shares of Stock or Units (column (i)) in the 2008 Grants of Plan-Based Awards Table.

GENERAL TERMS

•      One RSU is equivalent in value to one share of IBM common stock. RSUs are generally paid out in IBM common stock at vesting.

•      RSUs granted before January 1, 2008 earn dividend equivalents at the same rate and at the same time as the dividends paid to IBM stockholders.

VESTING AND PAYOUT

•      Vesting periods for RSUs typically range from one to four years.

•      Payout at each vesting date is contingent on the recipient remaining employed by IBM through that vesting date.

•      See 2008 Potential Payments Upon Termination Narrative for information on payout of unvested RSUs upon certain separations.

•      From time to time, special performance-based RSUs may be granted with performance contingent vesting.

Retention Restricted Stock Units (RRSUs)

The following describes the material terms and conditions of RRSUs as reported in the column titled Retention Restricted Stock Units (column (e)) in the 2008 Summary Compensation Table and in the column titled All Other Stock Awards: Number of Shares of Stock or Units (column (i)) in the 2008 Grants of Plan-Based Awards Table.

TERMS, VESTING AND PAYOUT

•      RRSUs have the same general terms as RSUs. These awards are typically given to select senior executives for the purpose of providing additional value to retain the executive through the vesting date.

•      Vesting periods for RRSUs typically range from two to five years and can be as long as ten years.

•      Payout is contingent on the recipient remaining employed by IBM until the end of each vesting period.

•      For RRSUs granted on or before December 31, 2007, the executive could have elected to defer payment of those shares into the IBM Excess 401(k) Plus Plan (formerly the IBM Executive Deferred Compensation Plan). For RRSUs granted on or after January 1, 2008, deferrals are not permitted.

OPTION AWARDS (COLUMN (F))

Amounts shown in the Options Awards Total column are comprised of two different types of awards (Premium Priced Options and Market Priced Options), presented separately to enhance understanding. The amounts shown in the columns for Premium Priced Options and Market Priced Options are the dollar amounts recognized for financial statement reporting purposes in 2008 in accordance with FAS 123R for equity award expense (excluding any risk of forfeiture, per SEC regulations). Equity expense calculations for financial statement purposes spread the grant date cost of those awards over the vesting period. Therefore, amounts in this column include the expense for awards granted in 2008 and previous years. All of these options were granted to the named executive officers under IBM’s 1999 LTPP.

GENERAL TERMS

•      Options generally expire ten years after the date of grant.

•      In accordance with IBM’s LTPP, the exercise price of stock options is not less than the average of the high and low prices of IBM common stock on the New York Stock Exchange (NYSE) on the date of grant.

•      The option recipient must remain employed by IBM through each vesting date in order to receive any potential payout value.

Premium priced options:

•      The exercise price is equal to 110% of the average of the high and low prices of IBM common stock on the NYSE on the date of grant.

•      These options vest in four equal increments on the first four anniversaries of the grant date, except if otherwise noted.

Market priced options:

•      The exercise price is equal to the average of the high and low prices of IBM common stock on the NYSE on the date of grant.

•      These options generally vest 100% on the third anniversary of the date of grant.

•      From 2005 to 2007, market priced options were awarded to named executive officers who participated in the IBM stock investment program (the Buy-First Program) by agreeing to invest 5, 10, or 15% of their annual incentive plan payout in the IBM Stock Fund under the nonqualified deferred compensation plan.

NON-EQUITY INCENTIVE PLAN COMPENSATION (COLUMN (G))

Amounts in this column represent payments under IBM’s Annual Incentive Plan (AIP).

GENERAL TERMS

•      All executive officers, including the Chairman and CEO, participate in this plan. The performance period is the fiscal year (January 1 through December 31, 2008).

•      Performance goals are set annually in the beginning of the year and generally encompass corporate-wide goals and business unit goals.

•      See Section 2 of the Compensation Discussion and Analysis for information on setting performance targets for AIP.

PAYOUT RANGE

•      The Chairman and CEO had a target of $5,000,000.

•      Each named executive officer other than the Chairman and CEO had a target of approximately 135% of salary rate for 2008.

•      Threshold payout for each named executive officer is $0 (see column (c) of the 2008 Grants of Plan-Based Awards Table).

•      Maximum payout for each named executive officer is three times the target (see column (e) of the 2008 Grants of Plan-Based Awards Table).

VESTING AND PAYOUT

•      In addition to performance against corporate-wide and business unit goals, individual performance against goals set at the beginning of the year determine payout amount.

•      An executive generally must be employed by IBM at the end of the performance period in order to be eligible to receive an AIP payout. At the discretion of appropriate senior management, the Compensation Committee, or the Board, an executive may receive a prorated payout of AIP upon retirement.

•      AIP payouts earned between January 1, 2008 and December 31, 2008 will be paid on or before March 15, 2009.

CHANGE IN RETENTION PLAN VALUE (COLUMN (H))

•      Amounts in the column titled Change in Retention Plan Value represent the annual change in retention plan value from December 31, 2007 to December 31, 2008 for each named executive officer.

•      See the 2008 Retention Plan Narrative for a description of the Retention Plan.

CHANGE IN PENSION VALUE (COLUMN (H))

•      Amounts in the column titled Change in Pension Value represent the annual change in pension value from December 31, 2007 to December 31, 2008 for each named executive officer.

•      See the 2008 Pension Benefits Narrative for a description of the IBM Pension Plans.

NONQUALIFIED DEFERRED COMPENSATION EARNINGS (COLUMN (H))

•      IBM does not pay above-market or preferential earnings on nonqualified deferred compensation.

•      See the 2008 Nonqualified Deferred Compensation Narrative for a description of the nonqualified deferred compensation plans in which the named executive officers may participate.

ALL OTHER COMPENSATION (COLUMN (I))

Amounts in this column represent the following as applicable:

TAX REIMBURSEMENTS

•      Amounts represent payments that the Company has made to the named executive officers to cover taxes incurred by them for certain business-related taxable expenses.

•      These expenses are: family travel to and attendance at Company-related events; and for the Chairman and CEO, commutation in Company-leased cars (see Personal Use of Company Autos below).

COMPANY CONTRIBUTIONS TO DEFINED CONTRIBUTION PLANS

•      Amounts represent Company matching and automatic contributions to the individual accounts for each named executive officer.

•      Under IBM’s 401(k) Plus Plan, for those participants who were hired before January 1, 2005, which includes all the named executive officers, and who defer contributions into the plan, the Company matches up to 6% of a participant’s eligible compensation. For those participants who were hired on or after January 1, 2005, the Company matches up to 5% of a participant’s eligible compensation. In addition, for those participants hired before January 1, 2005, the Company makes an automatic contribution to eligible participants in an amount equal to 2-4% of a participant’s eligible compensation, and for those participants hired on or after January 1, 2005, the automatic contribution is equal to 1% of eligible compensation.

•      Under IBM’s Excess 401(k) Plus Plan, for employees hired before January 1, 2005, which includes all of the named executive officers, this match is equal to (i) 6% of compensation that a participant defers before reaching the IRS pay limit and (ii) 6% of the participant’s eligible pay after reaching the IRS pay limit. For participants hired on or after January 1, 2005, the match is equal to (i) 5% of compensation that the participant defers before reaching the IRS pay limit and (ii) 5% of the participant’s eligible pay after reaching the IRS pay limit. In addition, for those participants hired before January 1, 2005, the Company makes an automatic contribution to eligible participants in an amount equal to 2-4% of (i) compensation that the participant defers and (ii) compensation in excess of the IRS compensation limit for such year. For participants hired on or after January 1, 2005, the automatic contribution is 1% of (i) the compensation that the participant defers and (ii) compensation in excess of the IRS compensation limit for such year.

•      See the 2008 Nonqualified Deferred Compensation Narrative for additional details on the nonqualified deferred compensation plans in which the named executive officers may participate.

LIFE INSURANCE PREMIUMS

•      Amounts represent life insurance premiums paid by the Company on behalf of the named executive officers.

•      These executive officers are covered by life insurance policies under the same terms as other U.S. full-time regular employees.

•      Life insurance for employees and executives hired before January 1, 2004 is two times salary plus annual incentive plan payout, with a maximum coverage amount of $2,000,000.

•      In addition, IBM provides Travel Accident Insurance for most employees in connection with business travel. Travel Accident Insurance for employees and executives is five times salary plus incentive with a maximum coverage amount of $15,000,000.

DIVIDEND EQUIVALENTS

•      Amounts represent dividend equivalents paid in cash to the named executive officers in 2008 on RSUs granted before January 1, 2008 that have not yet vested and on any shares of IBM stock for which the officers deferred receipt under the Excess 401(k) Plus Plan.

•      Dividend equivalents are paid on unvested RSUs and RRSUs granted prior to January 1, 2008 and on Deferred IBM Shares, in each case, at the same rate and at the same time as the dividends paid to IBM stockholders. IBM does not pay dividend equivalents on PSUs or stock options.

•      See the 2008 Nonqualified Deferred Compensation Narrative for a description of the nonqualified deferred compensation plan, including Deferred IBM Shares.

Perquisites

The following describes perquisites (and their aggregate incremental cost calculations) provided to the named executive officers in 2008.

PERSONAL FINANCIAL PLANNING

In 2008, IBM offered financial planning services with coverage generally up to $14,000 annually for each named executive officer.

PERSONAL TRAVEL ON COMPANY AIRCRAFT

General Information

•      Amounts represent the aggregate incremental cost to IBM for travel not directly related to IBM business.

•      IBM’s security practices provide that all air travel by the Chairman and CEO, including personal travel, be on Company aircraft; the aggregate incremental cost for his personal travel is included in this column. These amounts also include the aggregate incremental cost, if any, of travel by his family or other non-IBM employees on both business and non-business occasions.

•      Additionally, personal travel on IBM aircraft by named executive officers other than the Chairman and CEO, and the aggregate incremental cost, if any, of travel by the officer’s family or other non-IBM employees when accompanying the officer on both business and non-business occasions is also included.

•      Also, from time to time, named executive officers who are members of the boards of directors of other companies and non-profit organizations travel on IBM aircraft to those outside board meetings. These amounts include travel related to participation on these outside boards.

•      Travel by named executive officers for an annual physical under the corporate wellness program is included in these amounts.

Aggregate Incremental cost calculation

•      The aggregate incremental cost for the use of Company aircraft for personal travel, including travel to outside boards, is calculated by multiplying the hourly variable cost rate for the aircraft used by the hours used.

•      The hourly variable cost rate includes fuel, oil, parking/landing fees, crew expenses, aircraft maintenance (based on the hourly operation of the aircraft) and catering.

•      The rate for each aircraft is periodically reviewed by IBM’s flight operations team and adjusted as necessary to reflect changes in costs.

•      The aggregate incremental cost includes deadhead flights (i.e., empty flights to and from the IBM hangar or any other location).

•      The aggregate incremental cost for charter flights is the full cost to IBM of the charter.

PERSONAL USE OF COMPANY AUTOS

General Information

•      IBM’s security practices provide that the Chairman and CEO be driven to and from work by IBM personnel in a car leased by IBM.

•      In addition, under IBM’s security practices, the Chairman and CEO may use a Company-leased car with an IBM driver for non-business occasions, and his family may use a Company-leased car on non-business occasions or when accompanying him on business occasions.

•      Family members and other non-IBM employees may accompany named executive officers other than the Chairman and CEO in a Company-leased car on business occasions.

•      Amounts reflect the aggregate incremental cost, if any, for the above-referenced items.

Aggregate Incremental Cost Calculation

•      The incremental cost for the car and driver for commutation and non-business events is calculated by multiplying the variable rate by the number of trips.

•      The variable rate includes drivers’ salary and overtime payments, fuel, maintenance, tolls, parking, and drivers’ meals.

PERSONAL SECURITY

General Information

•      Under IBM’s security practices, IBM provides security personnel for the Chairman and CEO on certain non-business occasions and for his family on certain non-business occasions or when accompanying him on business occasions.

•      Amounts include the aggregate incremental cost, if any, of security personnel for those occasions.

•      In addition, amounts also include the cost of home security systems and monitoring for the Chairman and CEO and the specified named executive officers.

Aggregate Incremental cost calculation

•      The aggregate incremental cost for security personnel is the cost of any commercial airfare to and from the destination, hotels, meals, car services, and salary and travel expenses of any additional subcontracted personnel if needed.

•      The aggregate incremental cost for installation, maintenance and monitoring services for home security systems reflects the costs of these items.

ANNUAL EXECUTIVE PHYSICAL

•      IBM covers the cost of an annual executive physical for the named executive officers under the Company’s corporate wellness program.

•      Amounts represent payments by IBM for the specified named executive officers under this program.

FAMILY TRAVEL AND ATTENDANCE AT COMPANY-RELATED EVENTS

•      Company-related events may include meetings, dinners and receptions with IBM’s clients, executive management or Board of Directors attended by the named executive officers and their family members.

•      Amounts represent the aggregate incremental cost, if any, of commercial travel and/or meals and entertainment for the family members of the named executive officers to attend Company-related events.

OTHER PERSONAL EXPENSES

•      Amounts represent the cost of meals and lodging for executives who traveled for their annual executive physical under the Company’s corporate wellness program.

•      Amounts also include expenses associated with participation on outside boards other than those disclosed as Personal Travel on Company Aircraft.

•      Amounts also include ground transportation expenses and administrative charges incurred by executives.

2008 Summary Compensation Table

Name and Principal Position(a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Perform- ance Share Units (1) ($) (e)	Restricted Stock Units (1) ($) (e)	Retention Restricted Stock Units (1) ($) (e)	Stock Awards Total (2) ($) (e)	Premium Priced Options (3) ($) (f)	Market Priced Options (3) ($) (f)	Option Awards Total (4) ($) (f)	Non- Equity Incentive Plan Compen- sation ($) (g)	Change in Retention Plan Value (5) ($) (h)	Change in Pension Value (6) ($) (h)	Non- qualified Deferred Compen- sation Earnings (7) ($) (h)	All Other Compen- sation (8) (9) ($) (i)	Total (10) ($) (j)
S.J. Palmisano	2008	$1,800,000	$0	$10,871,676	$1,082,107	$624,650	$12,578,433	$2,179,850	$1,038,873	$3,218,723	$5,500,000	$1,546,898	$2,452,766	$0	$1,445,572	$28,542,392
Chairman, President and CEO	2007	1,800,000	0	6,455,239	721,405	624,650	7,801,294	4,101,569	1,383,997	5,485,566	5,800,000	817,195	2,438,194	0	988,479	25,130,728
	2006	1,750,000	0	5,342,100	495,283	624,650	6,462,033	3,934,012	2,449,936	6,383,948	5,000,000	1,615,832	2,329,445	0	922,530	24,463,788
M. Loughridge	2008	707,500	250,000	2,763,777	937,513	345,247	4,046,537	556,266	147,957	704,223	1,072,500	238,684	490,188	0	363,554	7,873,186
Senior VP and CFO	2007	685,834	220,000	1,534,287	555,631	356,227	2,446,145	833,825	201,879	1,035,704	1,168,750	618,103	822,494	0	202,658	7,199,688
	2006	659,167	200,000	979,974	232,763	574,522	1,787,259	780,616	310,670	1,091,286	920,000	465,512	698,630	0	132,447	5,954,301
M.E. Daniels(11)	2008	652,500	250,000	2,236,352	762,196	1,385,786	4,384,334	488,610	0	488,610	1,035,000	175,310	345,112	0	338,914	7,669,780
Senior VP, Global Technology Services	2007	620,417	220,000	1,325,988	446,201	736,847	2,509,036	796,085	33,531	829,616	1,066,400	541,037	748,545	0	102,778	6,637,829
S.A. Mills	2008	684,584	250,000	2,465,477	836,510	472,756	3,774,743	555,866	204,982	760,848	921,200	295,617	523,952	0	255,802	7,466,746
Senior VP, Software Group	2007	657,501	220,000	1,495,085	506,088	544,879	2,546,052	985,578	263,859	1,249,437	850,700	347,596	781,878	0	137,296	6,790,460
	2006	621,251	200,000	1,142,409	217,245	584,206	1,943,860	935,918	521,027	1,456,945	865,000	322,046	491,700	0	109,427	6,010,229
V.M. Rometty(12)	2008	617,500	250,000	2,147,321	730,678	1,217,794	4,095,793	475,096	2,683	477,779	892,500	84,934	265,533	0	407,658	7,091,697
Senior VP, Global Business Services

(1)   The expense for the Performance Share Units, Restricted Stock Units and Retention Restricted Stock Units above was computed in accordance with FAS 123R (excluding risk of forfeiture) by multiplying the number of units granted by the average high and low stock prices of IBM stock on the NYSE on the date of grant, except the 2008 expense for Performance Share Units, Restricted Stock Units and Retention Restricted Stock Units granted after January 1, 2008 reflects an adjustment for the exclusion of dividend equivalents.

(2)   The amounts in this column reflect the total of the previous three columns (Performance Share Units, Restricted Stock Units and Retention Restricted Stock Units).

(3)   For assumptions used in determining the fair value of stock option awards granted, see Note T (Stock-Based Compensation) to the Company’s 2008 Consolidated Financial Statements for the assumptions used in 2006, 2007 and 2008. In addition, see Note U (Stock-Based Compensation) to the Company’s 2006 Consolidated Financial Statements for assumptions used in 2004 and 2005. There were no premium priced or market priced options granted in 2008; the amounts shown above for 2008 reflect the expense in 2008 for previously-granted options.

(4)   The amounts in this column reflect the total of the previous two columns (Premium Priced Options and Market Priced Options).

(5)   Assumptions used to calculate this amount can be found immediately after the 2008 Retention Plan Table.

(6)   Assumptions used to calculate this amount can be found immediately after the 2008 Pension Benefits Table.

(7)   IBM does not provide above-market or preferential earnings on deferred compensation.

(8)   Amounts in this column include the following: for Mr. Palmisano: tax reimbursements of $15,199, Company contributions to defined contribution plans of $412,000 and dividend equivalents of $453,397; for Mr. Loughridge: Company contributions to defined contribution plans of $209,625 and dividend equivalents of $129,151; for Mr. Daniels: tax reimbursements of $22,936, Company contributions to defined contribution plans of $116,706 and dividend equivalents of $142,241; for Mr. Mills: Company contributions to defined contribution plans of $175,528 and dividend equivalents of $68,521; and for Ms. Rometty: Company contributions to defined contribution plans of $172,850 and dividend equivalents of $190,473.

(9)   Amounts in this column also include the following perquisites: for Mr. Palmisano: personal financial planning, personal travel on Company aircraft of $493,881, personal use of company autos, personal security, and family attendance at Company-related events; for Mr. Loughridge: personal travel on Company aircraft, annual executive physical, family attendance at Company- related events and other personal expenses; for Mr. Daniels: personal financial planning, personal travel on Company aircraft and family attendance at Company-related events of $30,955; for Mr. Mills: personal financial planning, personal security and family attendance at Company-related events; and for Ms. Rometty: personal financial planning, personal travel on Company aircraft, annual executive physical, family attendance at Company-related events and other personal expenses. See the 2008 Summary Compensation Table Narrative for a description of these items and information about the aggregate incremental cost calculations for perquisites.

(10) The amounts in this column reflect the total of the following columns: Salary, Bonus, Stock Awards Total, Option Awards Total, Non-Equity Incentive Plan Compensation, Change in Retention Plan Value, Change in Pension Value, Nonqualified Deferred Compensation Earnings and All Other Compensation.

(11) Mr. Daniels was not a named executive officer in the Company’s 2007 Proxy Statement. Therefore, this table does not provide 2006 data for him.

(12) Ms. Rometty was not a named executive officer in the Company’s 2007 and 2008 Proxy Statements. Therefore, this table does not provide 2006 and 2007 data for her. In early 2009, Ms. Rometty assumed the position of Senior VP, Global Sales and Distribution.

2008 Grants of Plan-Based Awards Table

				Estimated Future Payouts			Estimated Future Payouts
				Under Non-Equity Incentive			Under Equity Incentive
				Plan awards(2)			Plan Awards(3)
	Type of Award	Grant Date	Compen-sation Committee Approval	Threshold	Target	Maximum	Threshold	Target	Maximum	All Other Stock Awards: Number of Shares of Stock or Units(4)(5)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Closing Price on the NYSE on the Date of Grant	Grant Date Fair Value of Stock and Option Awards(6)
Name (a)	(1)	(b)	Date	($) (c)	($) (d)	($) (e)	(#) (f)	(#) (g)	(#) (h)	(#) (i)	(#) (j)	($/Sh) (k)	($/Sh)	($) (l)
S.J. Palmisano	AIP	N/A	02/26/2008	$0	$5,000,000	$15,000,000					$0	N/A	N/A
	PSU	05/08/2008	02/26/2008				25,701	102,804	154,206					$12,220,311
M. Loughridge	AIP	N/A	02/26/2008	0	975,000	2,925,000					0	N/A	N/A
	PSU	05/08/2008	02/26/2008				5,725	22,898	34,347					2,721,885
	RSU	05/08/2008	02/26/2008							9,814				1,166,590
	RRSU	10/28/2008	10/28/2008							16,667				1,235,691
M.E. Daniels	AIP	N/A	02/26/2008	0	900,000	2,700,000					0	N/A	N/A
	PSU	05/08/2008	02/26/2008				4,907	19,627	29,441					2,333,061
	RSU	05/08/2008	02/26/2008							8,412				999,934
S.A. Mills	AIP	N/A	02/26/2008	0	940,000	2,820,000					0	N/A	N/A
	PSU	05/08/2008	02/26/2008				4,907	19,627	29,441					2,333,061
	RSU	05/08/2008	02/26/2008							8,412				999,934
V.M. Rometty	AIP	N/A	02/26/2008	0	850,000	2,550,000					0	N/A	N/A
	PSU	05/08/2008	02/26/2008				4,907	19,627	29,441					2,333,061
	RSU	05/08/2008	02/26/2008							8,412				999,934

(1)   Type of Award:

AIP = Annual Incentive Plan

RSU = Restricted Stock Unit

PSU = Performance Share Unit

RRSU = Retention Restricted Stock Unit

For additional information on these types of awards, see 2008 Summary Compensation Table Narrative.

(2)   These amounts will be adjusted based on performance and paid on or before March 15, 2009.

(3)   PSU awards will be adjusted for performance and be payable on February 1, 2011.

(4)   RSUs will vest in three equal annual installments on the first three anniversaries of the grant date.

(5)   The RRSU awarded to Mr. Loughridge will vest 100% on October 28, 2013.

(6)   Amounts in this column represent the market value of the full 2008 awards indicated, calculated in accordance with FAS 123R by multiplying the number of units granted by the average high and low stock prices of IBM stock on the NYSE on the date of grant adjusted for the exclusion of dividend equivalents.

2008 Outstanding Equity Awards at Fiscal Year-End Narrative

OPTION AWARDS (COLUMNS (B) – (F))

•      The Grant Date for each of the outstanding option awards has been included to facilitate understanding of the vesting schedules.

•      Additionally, a Total line has been included for each named executive officer to provide the reader with a better understanding of the total number of options outstanding in each category (exercisable and unexercisable).

•      IBM has not granted any option awards that are Equity Incentive Plan Awards; therefore no amounts are reported in column (d) of the 2008 Outstanding Equity Awards at Fiscal Year-End Table.

•      See the 2008 Summary Compensation Table Narrative for more details on option awards.

STOCK AWARDS (COLUMNS (G) – (J))

General Information

The Grant Date for each of the outstanding RSU and RRSU awards (column (g)) and PSU awards (column (i)) has been included to facilitate understanding of the vesting schedules.

Number of Shares or Units of Stock That Have Not Vested (Column (g))

The amounts in this column are the number of RSUs and RRSUs that were outstanding as of December 31, 2008.

Market Value of Shares or Units of Stock That Have Not Vested (Column (h))

The amounts in this column are the value of RSUs and RRSUs disclosed in column (g), calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the fiscal year.

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (Column (i))

The amounts in this column are the number of PSUs that were outstanding as of December 31, 2008.

Performance Share Units

•      Amounts in column (i) of the 2008 Outstanding Equity Awards at Fiscal Year-End Table reflect the maximum number possible for each PSU award.

•      The maximum payout level is 150% of target, and the program has not paid out at the maximum level since the 1995-1997 performance period (which paid out in February 1998).

•      The performance criteria for IBM’s PSU program is based on cumulative three-year rolling targets. Therefore, measuring annual performance against these targets, which is required by the SEC rules, is not meaningful.

•      Payouts in the last five years have ranged from 54% to 147%.

•      See Section 2 of the 2008 Compensation Discussion and Analysis, as well as the 2008 Summary Compensation Table Narrative, for a detailed description of the PSU program including payout calculations.

•      The table below provides the payout levels for all of the outstanding PSU awards for each of the named executive officers.

2008 Outstanding PSU Award Payout Levels

Name	Grant Date	Threshold	Target	Maximum
S.J. Palmisano	05/08/2006	23,619	94,475	141,713
	05/08/2007	18,421	73,685	110,528
	05/08/2008	25,701	102,804	154,206
M. Loughridge	05/08/2006	4,688	18,750	28,125
	05/08/2007	6,263	25,053	37,580
	05/08/2008	5,725	22,898	34,347
M.E. Daniels	05/08/2006	3,906	15,625	23,438
	05/08/2007	4,790	19,158	28,737
	05/08/2008	4,907	19,627	29,441
S.A. Mills	05/08/2006	4,375	17,500	26,250
	05/08/2007	5,527	22,106	33,159
	05/08/2008	4,907	19,627	29,441
V.M. Rometty	05/08/2006	3,594	14,375	21,563
	05/08/2007	4,606	18,422	27,633
	05/08/2008	4,907	19,627	29,441

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (Column (j))

The amounts in this column are the values of PSUs disclosed in column (i), calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the fiscal year.

2008 Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards							Stock Awards(1)
															Equity
															Incentive
														Equity	Plan
														Incentive	Awards:
														Plan	Market
											Market			Awards:	or
										Number	Value			Number	Payout
					Equity					of	of			of	Value of
					Incentive					Shares	Shares			Unearned	Unearned
					Plan					or	or			Shares,	Shares,
					Awards:					Units	Units			Units or	Units or
			Number of		Number					of	of			Other	Other
			Securities	Number of	of					Stock	Stock			Rights	Rights
			Underlying	Securities	Securities					That	That			That	That
			Unexercised	Underlying	Underlying					Have	Have			Have	Have
			Options(2)	Unexercised	Unexercised	Option	Option			Not	Not			Not	Not
	Grant		(#)	Options(3) (#)	Unearned	Exercise	Expiration	Type of	Grant	Vested	Vested(5)	Type of	Grant	Vested(6)	Vested(5)
Name	Date		exercisable	Unexercisable	Options (#)	Price ($)	Date	Award	Date	(4) (#)	($)	Award	Date	(#)	($)
(a)			(b)	(c)	(d)	(e)	(f)			(g)	(h)			(i)	(j)
S.J. Palmisano	02/29/2000		80,000	0	N/A	$103.2500	02/28/2010	RRSU	07/27/1999	25,000	$2,104,000	PSU	05/08/2006	141,713	$11,926,566
	09/26/2000		100,000	0		120.1200	09/25/2010	RSU	05/08/2007	21,053	1,771,820	PSU	05/08/2007	110,528	9,302,036
	02/27/2001		90,000	0		104.7100	02/26/2011					PSU	05/08/2008	154,206	12,977,977
	02/26/2002		300,000	0		97.5900	02/25/2012
	02/24/2004		250,000	0		105.9600	02/23/2014
	03/08/2005		150,000	50,000		101.3300	03/07/2015
	03/08/2005	*	30,325	0		92.1200	03/07/2015
	05/08/2006		44,065	44,065		91.0400	05/07/2016
	05/08/2006	*	0	63,628		82.7600	05/07/2016
	05/08/2007	*	0	58,264		102.8000	05/07/2017
TOTAL			1,044,390	215,957						46,053	$3,875,820			406,447	$34,206,579

M. Loughridge	02/29/2000		22,500	0	N/A	$103.2500	02/28/2010	RRSU	03/07/2006	17,648	$1,485,256	PSU	05/08/2006	28,125	$2,367,000
	02/27/2001		24,500	0		104.7100	02/26/2011	RSU	05/08/2006	3,750	315,600	PSU	05/08/2007	37,580	3,162,733
	02/26/2002		28,462	0		97.5900	02/25/2012	RSU	05/08/2007	7,158	602,417	PSU	05/08/2008	34,347	2,890,644
	02/24/2004		28,232	0		105.9600	02/23/2014	RSU	05/08/2008	9,814	825,946
	07/27/2004		20,000	0		94.4700	07/26/2014	RRSU	10/28/2008	16,667	1,402,695
	03/08/2005		29,050	9,684		101.3300	03/07/2015
	03/08/2005	*	5,597	0		92.1200	03/07/2015
	05/08/2006		13,993	13,993		91.0400	05/07/2016
	05/08/2006	*	0	8,402		82.7600	05/07/2016
	05/08/2007	*	0	8,701		102.8000	05/07/2017
TOTAL			172,334	40,780						55,037	$4,631,914			100,052	$8,420,377

M.E. Daniels	02/29/2000		27,000	0	N/A	$103.2500	02/28/2010	RRSU	09/03/1999	5,000	$420,800	PSU	05/08/2006	23,438	$1,972,542
	02/27/2001		27,000	0		104.7100	02/26/2011	RRSU	12/06/2004	11,628	978,612	PSU	05/08/2007	28,737	2,418,506
	02/26/2002		31,802	0		97.5900	02/25/2012	RRSU	03/07/2006	11,765	990,142	PSU	05/08/2008	29,441	2,477,755
	02/25/2003		37,000	0		78.1300	02/24/2013	RSU	05/08/2006	3,125	263,000
	02/24/2004		40,000	0		105.9600	02/23/2014	RSU	05/08/2007	5,474	460,692
	03/08/2005		23,272	7,758		101.3300	03/07/2015	RRSU	12/18/2007	35,399	2,979,180
	07/26/2005		12,126	4,042		92.5100	07/25/2015	RSU	05/08/2008	8,412	707,954
	05/08/2006		11,660	11,661		91.0400	05/07/2016
TOTAL			209,860	23,461						80,803	$6,800,380			81,616	$6,868,803

S.A. Mills	02/29/2000		29,758	0	N/A	$103.2500	02/28/2010	RRSU	11/03/1999	12,500	$1,052,000	PSU	05/08/2006	26,250	$2,209,200
	09/26/2000		25,000	0		120.1200	09/25/2010	RSU	05/08/2006	3,500	294,560	PSU	05/08/2007	33,159	2,790,661
	02/27/2001		50,000	0		104.7100	02/26/2011	RRSU	12/22/2006	12,346	1,039,039	PSU	05/08/2008	29,441	2,477,755
	02/26/2002		64,774	0		97.5900	02/25/2012	RSU	05/08/2007	6,316	531,555
	02/25/2003		57,189	0		78.1300	02/24/2013	RSU	05/08/2008	8,412	707,954
	02/24/2004		55,902	0		105.9600	02/23/2014
	03/08/2005		37,235	12,412		101.3300	03/07/2015
	03/08/2005	*	4,523	0		92.1200	03/07/2015
	05/08/2006		13,060	13,060		91.0400	05/07/2016
	05/08/2006	*	0	11,804		82.7600	05/07/2016
	05/08/2007	*	0	12,411		102.8000	05/07/2017
TOTAL			337,441	49,687						43,074	$3,625,108			88,850	$7,477,616

V.M. Rometty	02/29/2000		25,200	0	N/A	$103.2500	02/28/2010	RRSU	10/22/1999	10,000	$841,600	PSU	05/08/2006	21,563	$1,814,742
	02/27/2001		25,200	0		104.7100	02/26/2011	RRSU	03/07/2006	17,648	1,485,256	PSU	05/08/2007	27,633	2,325,593
	02/26/2002		29,446	0		97.5900	02/25/2012	RSU	05/08/2006	2,875	241,960	PSU	05/08/2008	29,441	2,477,755
	02/24/2004		30,369	0		105.9600	02/23/2014	RSU	05/08/2007	5,264	443,018
	03/08/2005		19,260	6,420		101.3300	03/07/2015	RRSU	12/18/2007	35,399	2,979,180
	03/08/2005	*	1,998	0		92.1200	03/07/2015	RSU	05/08/2008	8,412	707,954
	07/26/2005		17,638	5,880		92.5100	07/25/2015
	05/08/2006		10,728	10,728		91.0400	05/07/2016
TOTAL			159,839	23,028						79,598	$6,698,968			78,637	$6,618,090

(1)   Type of Award:

PSU = Performance Share Unit

RSU = Restricted Stock Unit

RRSU = Retention Restricted Stock Unit

(2)   Option awards shown in this column (other than those granted under the Buy-First Program) vested 25% per year on the first through the fourth anniversaries of the respective grant dates. Options granted under the Buy-First Program (indicated by an asterisk (*) in the Grant Date column) vested 100% on the third anniversary of the respective grant dates.

(3)   The table below shows the vesting schedule for all unexercisable options. All options vest on the anniversary of the grant date in the year indicated. For example, the May 8, 2007 option grant (under the Buy First Program) for Mr. Palmisano will vest in its entirety on May 8, 2010.

VESTING SCHEDULE FOR UNEXERCISABLE OPTIONS

		Vesting Schedule
Name	Grant Date	2009	2010
S.J. Palmisano	03/08/2005	50,000
	05/08/2006	63,628
	05/08/2006	22,032	22,033
	05/08/2007		58,264
M. Loughridge	03/08/2005	9,684
	05/08/2006	8,402
	05/08/2006	6,996	6,997
	05/08/2007		8,701
M.E. Daniels	03/08/2005	7,758
	07/26/2005	4,042
	05/08/2006	5,830	5,831
S.A. Mills	03/08/2005	12,412
	05/08/2006	11,804
	05/08/2006	6,530	6,530
	05/08/2007		12,411
V.M. Rometty	03/08/2005	6,420
	07/26/2005	5,880
	05/08/2006	5,364	5,364

(4)   The amounts shown in column (g) of the 2008 Outstanding Equity Awards at Fiscal Year-End Table are RSUs and RRSUs that have not yet vested. See 2008 Summary Compensation Table Narrative for additional information on these types of awards. The table below shows the vesting schedules for these outstanding awards. All awards below vest on the anniversary of the date of grant in the year indicated.

VESTING SCHEDULE FOR UNVESTED RSUs AND RRSUs

			Vesting Schedule
Name	Type of Award	Grant Date	2009	2010	2011	2012	2013
S.J. Palmisano	RRSU	07/27/1999	25,000
	RSU	05/08/2007	10,526	10,527
M. Loughridge	RRSU	03/07/2006	5,883		11,765
	RSU	05/08/2006	3,750
	RSU	05/08/2007	3,579	3,579
	RSU	05/08/2008	3,271	3,271	3,272
	RRSU	10/28/2008					16,667
M.E. Daniels	RRSU	09/03/1999	5,000
	RRSU	12/06/2004	11,628
	RRSU	03/07/2006			11,765
	RSU	05/08/2006	3,125
	RSU	05/08/2007	2,737	2,737
	RRSU	12/18/2007				35,399
	RSU	05/08/2008	2,804	2,804	2,804
S.A. Mills	RRSU	11/03/1999	12,500
	RSU	05/08/2006	3,500
	RRSU	12/22/2006			12,346
	RSU	05/08/2007	3,158	3,158
	RSU	05/08/2008	2,804	2,804	2,804
V.M. Rometty	RRSU	10/22/1999	10,000
	RRSU	03/07/2006		8,824	8,824
	RSU	05/08/2006	2,875
	RSU	05/08/2007	2,632	2,632
	RRSU	12/18/2007				35,399
	RSU	05/08/2008	2,804	2,804	2,804

(5)           Values in these columns are calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the fiscal year ($84.16).

(6)           The amounts shown in column (i) of the 2008 Outstanding Equity Awards at Fiscal Year-End Table are PSUs that have not yet vested. See 2008 Summary Compensation Table Narrative for additional information on PSUs. The table below shows the vesting schedules for these outstanding PSU awards (reflecting maximum payout), all of which vest on February 1 of the year indicated.

VESTING SCHEDULE FOR UNVESTED PSUs

		Vesting Schedule
Name	Grant Date	2009	2010	2011
S.J. Palmisano	05/08/2006	141,713
	05/08/2007		110,528
	05/08/2008			154,206
M. Loughridge	05/08/2006	28,125
	05/08/2007		37,580
	05/08/2008			34,347
M.E. Daniels	05/08/2006	23,438
	05/08/2007		28,737
	05/08/2008			29,441
S.A. Mills	05/08/2006	26,250
	05/08/2007		33,159
	05/08/2008			29,441
V.M. Rometty	05/08/2006	21,563
	05/08/2007		27,633
	05/08/2008			29,441

2008 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
S.J. Palmisano	350,000	$14,973,648	59,764	$6,610,537
M. Loughridge	53,969	2,586,403	16,865	1,938,718
M.E. Daniels	28,200	904,686	22,851	2,591,542
S.A. Mills	29,438	1,004,951	18,881	2,144,461
V.M. Rometty	29,400	986,223	28,364	3,082,660

(1)           Amounts shown in this column reflect PSUs, RSUs, and/or RRSUs that vested during 2008. See 2008 Summary Compensation Table Narrative for details on these types of awards.

2008 Retention Plan Narrative

INTRODUCTION AND PURPOSE

As noted in Section 1 of the Compensation Discussion and Analysis, during the mid-1990s, an additional form of retention compensation was created for certain Company leaders. The plan, formally called the “IBM Supplemental Executive Retention Plan” (Retention Plan), began in 1995 during a particularly trying time in IBM’s history when the Company faced challenges that many thought put its very existence at risk. Some key leaders were recruited away from IBM during this time.

In this environment, IBM created this new plan to help retain for full careers the caliber of senior leaders needed to turn the Company around, preserve its long-term viability and position it for growth in the future. The Retention Plan discourages these leaders from joining competitors even after a full IBM career by providing that benefits under the Retention Plan are forfeited if this happens. The approach worked, as evidenced by the Company’s historic turnaround in the late 1990s and its current position of market leadership. Twelve of the Company’s top 14 executives, including all of the named executive officers, were with IBM and eligible for the Retention Plan at the time it was introduced and remain with the Company today.

Because its original purpose had been met, the Retention Plan was closed to new participants in 2004. Future accruals under the Retention Plan stopped on December 31, 2007 and it will not be replaced by any other plan.

For individuals who were eligible for the Retention Plan since its inception, payments accrue based on age and service and are typically payable only after age 60, as a way to encourage senior leaders to continue working for the Company past the age when many others at the Company choose to retire.

Even though the Retention Plan provides for the payment of specified benefits after retirement, given the nature of this program as a retention vehicle, the Retention Plan is discussed in its own section instead of in the Pension Benefits section. As a consequence, the amounts reflected below are separately presented in the 2008 Retention Plan Table and are not included in the 2008 Pension Benefits Table.

The 2008 Retention Plan Table shows each named executive officer’s number of years of credited service, present value of accumulated benefit and payments during the last fiscal year under the Retention Plan.

DESCRIPTION OF RETENTION PLAN

•                  The Retention Plan provides for payment of an annual benefit as long as the participant satisfies the age, service, pay and job level requirements.

•                  Effective July 1, 1999, IBM amended the Retention Plan to provide a new benefit formula, but allowed participants who met certain age, service, and pay level conditions as of June 30, 1999 to continue to earn benefits under the prior formula if the prior formula provides a greater benefit. Benefits for Mr. Palmisano and Mr. Mills are determined under the prior formula. Benefits for Mr. Loughridge, Mr. Daniels, and Ms. Rometty are determined under the 1999 plan formula.

•                  Effective May 1, 2004, the Retention Plan was closed to new participants. Accrual of future benefits under the Retention Plan stopped on December 31, 2007. Accordingly, a participant’s Retention Plan benefit does not consider pay earned or service credited after December 31, 2007.

•                  Retention Plan benefits are subject to forfeiture and rescission if an executive is terminated for cause or engages in competitive or other activity detrimental to IBM during or following employment.

MATERIAL TERMS AND CONDITIONS: 1995 RETENTION PLAN

•                  The benefits provided under the Retention Plan for Mr. Palmisano and Mr. Mills are determined under the Retention Plan formula in effect prior to the July 1, 1999 amendment (1995 Retention Plan).

•                  Benefits are available under the 1995 Retention Plan only if a participant terminates employment or dies on or after early retirement age or normal retirement age, holds an executive level position immediately prior to termination or death, and has final average pay of at least $ 160,000 immediately prior to termination, disability or death. Early retirement age has the same meaning as it does under the Pension Credit Formula of the IBM Personal Pension Plan.

•                  Final average pay has the same meaning as it does under the Pension Credit Formula of the IBM Personal Pension Plan.

•                  The benefit provided under the 1995 Retention Plan is payable only as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•                  If the participant terminates employment on or after age 60, the 1995 Retention Plan benefit expressed as an annual single life annuity is equal to:

(1)		(2)		(3)		(4)		(5)
1.7% times		2.55% times		1.3% times		0.75% times		The annual
final average		final average		final average		final average		single life
pay up to		pay in excess		pay times		pay times		annuity pro-
(and including)		of $311,400		years of		years of		vided under
$311,400		times years		service in		service in		the IBM
times years	+	of service up	+	excess of 20,	+	excess of	–	Personal
of service up		to (and		but not		30, but not		Pension Plan
to (and		including) 20		in excess		in excess		beginning
including) 20				of 30		of 35		on the
benefit com-
mencement
date

•                  If the participant terminates employment before age 60, the single life annuity resulting from the sum of the amounts specified in (1) through (4) are reduced based on reductions specified in the Retention Plan. For example, if a participant terminates at age 59, the benefit is reduced by 3%, at age 58, by 7%, and at age 57, by 11%.

•                  The benefit of a participant in the 1995 Retention Plan will not be less than the benefit that would be provided if the participant were in the 1999 Retention Plan, as described in the next subsection.

MATERIAL TERMS AND CONDITIONS: 1999 RETENTION PLAN

•                  The benefits provided under the Retention Plan to Mr. Loughridge, Mr. Daniels, and Ms. Rometty are determined under the Retention Plan formula in effect on and after the July 1, 1999 amendment (1999 Retention Plan).

•                  Benefits are available under the 1999 Retention Plan if a participant terminates employment for any reason other than cause or dies after attaining age 60 and completing at least five years of service, holds an executive-level position immediately prior to termination or death, and has final average pay in excess of $405,400 immediately prior to termination or death.

•                  Final average pay has the same meaning as it does under the Pension Credit Formula of the IBM Personal Pension Plan.

•                  Benefits are available if a participant terminates employment for any reason other than cause or dies after attaining age 55 and completing at least 15 years of service, if approved by the Board in the case of the chairman and chief executive officer and Chief Financial Officer (and if approved by the Compensation Committee and the Chairman and CEO in the case of any other officer of IBM).

•                  The benefit provided under the 1999 Retention Plan is payable only as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•                  If the participant terminates employment after attaining age 60 and completing at least five years of service, the 1999 Retention Plan benefit expressed as an annual single life annuity is equal to:

(1)		(2)		(3)
1% times final average		2.5% times final		The annual single
pay up to (and		average pay in excess		life annuity
including) $405,400	+	of $405,400 times	–	provided under the
times years of		years of service		IBM Personal Pension
service up to		up to (and		Plan beginning
(and including) 35		including) 35		on the benefit
commencement date

•                  In no event will the sum of the amounts in (1) and (2) exceed 65% times final average pay times a fraction (no greater than 1), the numerator of which is the participant’s years of service and the denominator of which is 35.

•                  A participant who terminates employment between ages 55 and 60, who completes at least 15 years of service, and who receives Compensation Committee and Chairman and CEO approval (or Board approval in the case of the chairman and chief executive officer) as described above, will receive a reduced single life annuity. The reduced single life annuity will be determined by reducing the sum of the amounts specified in (1) and (2) by 0.5% for each month that the benefit commencement date precedes age 60.

COMPENSATION ELEMENTS INCLUDED IN CALCULATIONS

The definitions of eligible final average pay and compensation for purposes of the Retention Plan have the same meanings as under the Pension Credit Formula in the IBM Personal Pension Plan.

FUNDING

•                  The Retention Plan is unfunded and maintained as a book reserve (notional) account.

•                  No funds are set aside in a trust or otherwise; participants in the Retention Plan are general unsecured creditors of the Company regarding the payment of their Retention Plan benefits.

POLICY REGARDING EXTRA YEARS OF CREDITED SERVICE

•                  Generally, a participant’s years of credited service is based on the years an employee participates in the Retention Plan.

•                  The years of credited service for the named executive officers are based only on their service while eligible for participation in the Retention Plan. Because accruals under the Retention Plan stopped on December 31, 2007, service credited after that date is not counted.

AVAILABLE FORMS OF PAYMENT

•                  A participant’s benefit is only payable in the form of an annuity with monthly benefit payments. Lump sum payments are not available under the Retention Plan.

•                  A participant may elect to receive his or her benefit in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

ANNUAL RETENTION PLAN BENEFIT

The annual Retention Plan benefit that was earned as of December 31, 2008 and that is payable as a single life annuity beginning at the earliest unreduced retirement age under the Retention Plan for each of the named executive officers is detailed in the table below.

Name	Annual Retention Plan Benefit at Earliest Unreduced Retirement Age
S.J. Palmisano	$1,529,749
M. Loughridge	255,994
M.E. Daniels	192,387
S.A. Mills	293,144
V.M. Rometty	102,392

PRESENT VALUE OF ACCUMULATED BENEFIT

•                  The present value of accumulated benefit shown in the 2008 Retention Plan Table is the value as of December 31, 2008 of the annual Retention Plan benefit that was earned as of December 31, 2007.

•                  The annual Retention Plan benefit, which is reflected in the table in the previous subsection titled Annual Retention Plan Benefit, is the benefit that is payable for the named executive officer’s life beginning on his or her earliest unreduced retirement age.

•                  The earliest unreduced retirement age is the earliest age a named executive officer may start receiving the Retention Plan benefit without a reduction for early commencement. Because each named executive officer did not attain age 60 by December 31, 2008, the earliest unreduced retirement age is the named executive officer’s age on the first day of the month that coincides with or next following the attainment of age 60.

•                  Certain assumptions were used to determine the present value of the annual accumulated Retention Plan benefit that is payable beginning at the earliest unreduced retirement age. Those assumptions are described immediately following the 2008 Retention Plan Table.

2008 Retention Plan Table

		Number of	Present Value	Payments
		Years Credited	of Accumulated	During Last
Name	Plan Name	Service (#)	Benefit ($)(1)	Fiscal year ($)
(a)	(b)	(c)	(d)	(e)
S.J. Palmisano	Retention Plan	34	$16,616,198	$0
M. Loughridge	Retention Plan	30	2,429,195	0
M.E. Daniels	Retention Plan	32	1,758,818	0
S.A. Mills	Retention Plan	34	3,169,327	0
V.M. Rometty	Retention Plan	26	837,313	0

(1)          While the accruals under the Retention Plan stopped on December 31, 2007, the value of the Retention Plan benefit will continue to change based on the ages of the named executive officers and the assumptions used to calculate the present value of the accumulated benefit.

Assumptions to determine present value as of December 31, 2008:

•                  Measurement date: December 31, 2008

•                  Interest rate for present value: 5.75%

•                  Mortality (pre-commencement): None

•                  Mortality (post-commencement): 1994 US GAM Male and Female table with 25 year improvement

•                  Termination of employment: Later of age 60 or current age

•                  Accumulated benefit is calculated based on credited service and final average pay as of December 31, 2007.

•                  Offset for benefit payable under the IBM Personal Pension Plan is determined based on the single life annuity that would be payable under the IBM Personal Pension Plan beginning on the first day of the month following the assumed termination of employment, as determined using the assumptions following the 2008 Pension Benefits Table.

•                  Present value is based on the single life annuity payable beginning on the first day of the month following the assumed termination of employment. The six-month delay under the Nonqualified Plan for “specified employees” as required under Section 409A of the Code was disregarded for this purpose.

•                  All results shown are estimates only; actual benefits will be based on precise data, final average pay and service which will be determined at termination of employment.

Assumptions to determine present value as of December 31, 2007:

•                  The column titled Change in Retention Plan Value in the 2008 Summary Compensation Table quantifies the change in the present value of the Retention Plan benefit from December 31, 2007 to December 31, 2008.

•                  To determine the present value of the Retention Plan benefit as of December 31, 2007, the same assumptions that are described above to determine present value as of December 31, 2008 were used, except a 6.00% interest rate and the 1994 US GAM Male and Female table with a 20 year improvement for post-commencement mortality were used to determine present value and the 2007 assumptions following the 2008 Pension Benefits Table were used to determine the offset for the benefit payable under the IBM Personal Pension Plan.

2008 Pension Benefits Narrative

The 2008 Pension Benefits Table shows each named executive officer’s number of years of credited service, present value of accumulated benefit and payments during the last fiscal year under the IBM Personal Pension Plan. The IBM Personal Pension Plan consists of a tax-qualified plan and a non-tax qualified plan. Effective January 1, 2008, the non-tax qualified plan was renamed the IBM Excess Personal Pension Plan and is referred to herein as the Nonqualified Plan and the tax-qualified plan is referred to as the Qualified Plan. The combined plan is referred to herein as the IBM Personal Pension Plan.

IBM PERSONAL PENSION PLAN AND IBM EXCESS PERSONAL PENSION PLAN DESCRIPTIONS — GENERAL

Plan Description

•                  Effective July 1, 1999, IBM amended the IBM Personal Pension Plan to provide a new benefit formula, but allowed participants who met certain age and service conditions as of June 30, 1999 to elect to continue to earn benefits under the prior formula.

•                  Effective January 1, 2005, the IBM Personal Pension Plan was closed to new participants.

•                  Accrual of future benefits under the IBM Personal Pension Plan stopped on December 31, 2007. Accordingly, a participant’s pension benefit does not consider pay earned and service credited after December 31, 2007.

•                  The Qualified Plan provides funded, tax-qualified benefits up to the limits on compensation and benefits under the Internal Revenue Code.

•                  The Nonqualified Plan provides unfunded, nonqualified benefits in excess of the limits on compensation.

IBM PERSONAL PENSION PLAN (QUALIFIED PLAN)

Purpose of the Qualified Plan

•                  The Qualified Plan was designed to provide tax-qualified pension benefits that are generally available to all U.S. regular employees.

•                  Effective January 1, 2008, all eligible employees, including the named executive officers, became eligible for Company contributions under a new defined contribution plan, the IBM 401(k) Plus Plan, on eligible pay up to the compensation limits of the Internal Revenue Code. Under the new plan, participants are eligible for Company contributions up to 10% of eligible pay, depending on their pension plan formula participation as of December 31, 2007 and the amount they contributed to the plan. In 2008, each named executive officer received Company contributions equal to 10% of total eligible pay.

•                  The cessation of accruals under the IBM Personal Pension Plan and the replacement of Qualified Plan accruals with contributions under the new tax-qualified defined contribution plan reflect the Company’s desire to provide appropriate benefits for its employees, consistent with the changing needs of IBM’s workforce and the changing nature of retirement benefits provided by the Company’s current competition.

Material Terms and Conditions: Pension Credit Formula under the Qualified Plan

•                  The benefits under the Qualified Plan for all of the named executive officers are determined under the Pension Credit Formula. Each of the named executive officers satisfied the eligibility requirements for the Pension Credit Formula in 1999.

•                  The Pension Credit Formula is a pension equity formula that provides annual benefits based on a participant’s total point value divided by an annuity conversion factor.

•                  The total point value is equal to total base points times final average pay plus total excess points times final average pay in excess of Social Security Covered Compensation.

•                  For purposes of the Pension Credit Formula, final average pay is equal to average compensation over the final five years of employment or the highest consecutive five calendar years of compensation, whichever is greater, prior to 2008.

•                  The annuity conversion factor is determined according to a table set forth in the IBM Personal Pension Plan document.

•                  Prior to 2008, the named executive officers earned points as follows: 0.16 base points each year until a 4.25 base point cap was reached, and 0.03 excess points each year until a 0.75 excess point cap was reached.

•                  The total point value is converted to an annuity at the benefit commencement date based on pre-determined annuity conversion factors.

•                  A named executive officer may receive his or her benefit immediately following termination of employment, or may defer benefit payments until any time between early retirement age and normal retirement age.

•                  Early retirement age is defined as:

•      Any age with 30 years of service;

•      Age 55 with 15 years of service; or

•      Age 62 with five years of service.

•      As of December 31, 2008, Mr. Palmisano, Mr. Loughridge, Mr. Daniels and Mr. Mills had attained early retirement age, and Ms. Rometty had not.

•      Under the Pension Credit Formula, an executive who terminates employment and whose pension benefit commences before his or her normal retirement age will receive smaller monthly annuity payments than if his or her benefit commences at normal retirement age.

•      Instead of receiving his or her entire benefit under the Pension Credit Formula as an annuity, a named executive officer may elect to receive a portion of the benefit as an unsubsidized lump sum. The amount that may be paid as a lump sum is based on the benefit the named executive officer earned before January 1, 2000.

Compensation Elements Included in Calculation

•      Prior to 2008, eligible compensation was generally equal to the total amount that is included in income including:

•                  Salary;

•                  Recurring payments under any form of variable compensation plan (excluding stock options and other equity awards); and

•                  Amounts deferred from salary and variable compensation under IBM’s 401(k) plan and Internal Revenue Code Section 125 plan (cafeteria plan) and amounts that are deferred under the IBM Excess 401(k) Plus Plan (formerly the Executive Deferred Compensation Plan).

•                  Equity compensation — stock options, RSUs, RRSUs and PSUs — was excluded from eligible compensation.

•                  Compensation for a year was limited to the compensation limit under the Internal Revenue Code. For 2007, the compensation limit was $225,000. In addition, benefits provided under the Qualified Plan may not exceed an annual benefit limit under the Internal Revenue Code (which was $185,000 payable as a single life annuity beginning at normal retirement age in 2008).

Qualified Plan Funding

•                  Benefits under the Qualified Plan are funded by an irrevocable tax-exempt trust.

•                  A participant’s benefits under the Qualified Plan are payable from the assets held by the tax-exempt trust.

Policy Regarding Extra Years of Credited Service

•                  Generally, a participant’s years of credited service are based on the years an employee participates in the Plan.

•                  The years of credited service for the named executive officers are based only on their service while eligible for participation in the Plan. Because accruals under the Qualified Plan stopped on December 31, 2007, service credited after such date is not counted.

IBM EXCESS PERSONAL PENSION PLAN (NONQUALIFIED PLAN)

Purpose of the Nonqualified Plan

•                  The Nonqualified Plan provides Qualified Plan participants with benefits that may not be provided under the Qualified Plan because of the tax limits on eligible compensation and benefits paid.

•                  The benefit provided to a named executive officer is payable only as an annuity beginning on the first day of the month following termination of employment (subject to the six-month delay for “specified employees” as required under Section 409A of the Code).

Material Terms and Conditions of the Nonqualified Plan

The Nonqualified Plan provides a benefit that is equal to the benefit that would be provided under the Qualified Plan if the compensation and benefit limits did not apply minus the benefit actually provided under the Qualified Plan.

Nonqualified Plan Funding

•                  The Nonqualified Plan is unfunded and maintained as a book reserve (notional) account.

•                  No funds are set aside in a trust or otherwise; participants in the Nonqualified Plan are general unsecured creditors of the Company with respect to the payment of their Nonqualified Plan benefits.

Policy Regarding Extra Years of Credited Service

The Company’s policy with respect to the Nonqualified Plan is identical to the Company’s policy with respect to the Qualified Plan, as stated above.

Available Forms of Payment

•                  A portion of the benefit that is available to each of the named executive officers under the Qualified Plan may be paid as a lump sum. The portion is determined on the benefit that was earned before January 1, 2000.

•                  The maximum lump sum amount that the named executive officers could have elected to receive as of January 1, 2009 if they had terminated employment on December 31, 2008 was equal to:

	Maximum Lump Sum
			Total
	Qualified	Nonqualified	Available
Name	Plan	Plan	Lump Sum
S.J. Palmisano	$577,300	$0	$577,300
M. Loughridge	315,370	0	315,370
M.E. Daniels	341,889	0	341,889
S.A. Mills	556,126	0	556,126
V.M. Rometty	226,681	0	226,681

•                  A participant may elect to receive his or her entire benefit, or the portion of the benefit that is not paid as a lump sum, in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

Annual Pension Benefits

The annual pension benefit that was earned as of December 31, 2007, and that is payable as a single life annuity beginning at normal retirement age for each of the named executive officers, is as follows:

	Annual Pension Benefit at Normal Retirement Age
Name	Qualified Plan	Nonqualified Plan	Total Benefit
S.J. Palmisano	$93,043	$3,113,737	$3,206,780
M. Loughridge	85,717	613,407	699,124
M.E. Daniels	88,036	416,355	504,391
S.A. Mills	92,479	594,573	687,052
V.M. Rometty	81,390	342,761	424,151

PRESENT VALUE OF ACCUMULATED BENEFIT

•                  The present value of accumulated benefit is the value as of December 31, 2008 of the annual pension benefit that was earned as of December 31, 2007.

•                  The annual pension benefit is the benefit that is payable for the named executive officer’s life beginning at his or her normal retirement age.

•                  The normal retirement age is defined as the later of age 65 or the completion of one year of service.

•                  Certain assumptions were used to determine the present value and to determine the annual pension that is payable beginning at normal retirement age. Those assumptions are described immediately following the 2008 Pension Benefits Table.

2008 Pension Benefits Table

As noted in the Introduction and Purpose to the 2008 Retention Plan Narrative, the 2008 Pension Benefits Table does not include amounts reflected in the 2008 Retention Plan Table.

		Number of	Present Value	Payments
		Years Credited	of Accumulated	During Last
Name	Plan Name	Service (#)	Benefit ($)(1)	Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
S.J. Palmisano	Qualified Plan	34	$687,744	$0
	Nonqualified Plan		23,015,815	0
	TOTAL BENEFIT		23,703,559	0
M. Loughridge	Qualified Plan	30	553,520	0
	Nonqualified Plan		3,961,092	0
	TOTAL BENEFIT		4,514,612	0
M.E. Daniels	Qualified Plan	32	547,692	0
	Nonqualified Plan		2,590,254	0
	TOTAL BENEFIT		3,137,946	0
S.A. Mills	Qualified Plan	34	680,397	0
	Nonqualified Plan		4,374,462	0
	TOTAL BENEFIT		5,054,859	0
V.M. Rometty	Qualified Plan	26	459,564	0
	Nonqualified Plan		1,935,372	0
	TOTAL BENEFIT		2,394,936	0

(1)       While the accruals under the Qualified Plan and the Nonqualified Plan stopped on December 31, 2007, the value of the Qualified Plan and Nonqualified Plan benefits will continue to change based on the ages of the named executive officers and the assumptions used to calculate the present value of the accumulated benefit.

Assumptions to determine present value as of December 31, 2008:

•                  Measurement date: December 31, 2008

•                  Interest rate for present value: 5.75%

•                  Mortality (pre-commencement): None

•                  Mortality (post-commencement): 1994 US GAM Male or Female table with 25 year improvement

•                  Termination of employment: Later of age 65 or current age

•                  Accumulated benefit is calculated based on credited service and compensation history as of December 31, 2007.

•                  Benefit payable as a single life annuity in the case of the Pension Credit Formula beginning on the first day of the month following termination of employment. The six-month delay under the Nonqualified Plan for “specified employees” as required under Section 409A of the Code was disregarded for this purpose.

•      The Pension Credit Formula conversion factor is based on age at December 31, 2007 and commencement at age 65.

•                  All results shown are estimates only; actual benefits will be based on precise credited service and compensation history which will be determined at termination of employment.

Assumptions to determine present value as of December 31, 2007:

•                  The column titled Change in Pension Value in the 2008 Summary Compensation Table quantifies the change in the present value of the pension benefit from December 31, 2007 to December 31, 2008.

•                  To determine the present value of the pension benefit as of December 31, 2007, the same assumptions that are described above to determine present value as of December 31, 2008 were used, except a 6.00% interest rate and the 1994 US GAM Male or Female table with 20 year improvement for post-commencement mortality were used to determine present value.

2008 Nonqualified Deferred Compensation Narrative

IBM EXCESS 401(k) PLUS PLAN

General Description

•                  Effective January 1, 2008, the IBM Executive Deferred Compensation Plan (EDCP) was amended and renamed the IBM Excess 401(k) Plus Plan (Excess 401(k)). All IBM employees, including the named executive officers, whose eligible pay is expected to exceed the IRS compensation limit for the applicable plan year are eligible to participate in the Excess 401(k). The purpose of the Excess 401(k) is to provide benefits that would be provided under the qualified IBM 401(k) Plus Plan if the compensation limits did not apply. The Excess 401(k), like the EDCP, provides employees with the opportunity to save for retirement on a tax-deferred basis.

•                  The 2008 Nonqualified Deferred Compensation Table shows the employee deferrals (executive contributions), the Company match (registrant contributions), the automatic contributions (registrant contributions) and investment gain or loss (aggregate earnings) for each named executive officer during 2008.

•                  The table also shows the total balance that each named executive officer has accumulated over all the years he or she has participated in the plan.

•                  Account balances in the Excess 401(k) are comprised of cash amounts that were deferred by the participant or contributed by the Company before January 1, 2005 and amounts that were deferred or contributed on or after January 1, 2005 (Basic Account), and deferred shares that were deferred before January 1, 2005 and on or after January 1, 2005 (Deferred IBM Shares).

•                  The Excess 401(k) balance is not paid to, and cannot be accessed by, the participants until after separation from IBM.

Purpose of the Excess 401(k)

•                  U.S. tax laws limit the amount of pay that employees can defer for retirement into 401(k) plans.

•                  IBM established the nonqualified plan to give participants the ability to save for retirement with additional tax-deferred funds, as permitted under the current Department of Labor and Internal Revenue Service regulations and other guidance.

Compensation Eligible for Deferral under Excess 401(k)

•                  An executive may elect to defer between 1% and 80% of salary and between 1% and 80% of eligible performance pay, including annual incentive plan payments.

•                  In both cases, the Internal Revenue Code requires the deferral elections to be made before the calendar year in which the compensation is earned.

Deferred IBM Shares

•                  Prior to January 1, 2008, under the EDCP, an executive could have elected to defer receipt of shares of IBM stock that otherwise would be paid as a result of the vesting of certain restricted stock unit (RSU) awards granted on or before December 31, 2007 under the Company’s Long-Term Performance Plans (LTPPs).

•                  In addition, an executive could have also elected to defer receipt of shares of IBM stock that otherwise would be paid on or before February 1, 2008 as a result of the vesting of Performance Share Unit (PSU) awards under the Company’s LTPPs.

•                  Deferral elections must have been made in advance of the vesting of the eligible awards and in accordance with IRS rules.

•                  Effective January 1, 2008, executives are not able to defer receipt of IBM stock, which was previously permitted under the EDCP. Executives who made elections prior to January 1, 2008 to defer receipt of IBM stock granted on or before December 31, 2007 were able to defer the receipt of such stock into the Excess 401(k) when the awards vest.

•                  None of the named executive officers made previous elections to defer IBM stock that resulted in a deferral of stock in 2008.

•                  Dividend equivalents on Deferred IBM Shares are paid in cash at the same rate and on the same date as the dividends paid to IBM stockholders.

Excess 401(k) Funding

•                  The Excess 401(k) is unfunded and maintained as a book reserve (notional) account.

•                  No funds are set aside in a trust or otherwise; participants in the plan are general unsecured creditors of the Company for payment of their Excess 401(k) accounts.

Company “Match” on Participant Contributions

•                  The Company credits a matching contribution to the Basic Account of each participant who defers salary or performance pay (including annual incentive plan payments) under the Excess 401(k).

•                  The amount of the matching contribution is determined under the same formulas as the IBM 401(k) Plus Plan.

•                  For employees hired before January 1, 2005, which includes all of the named executive officers, this match is equal to (i) 6% of compensation that a participant defers under the Excess 401(k) before reaching the IRS pay limit and (ii) 6% of the participant’s eligible pay (disregarding amounts deferred under the Excess 401(k)) after reaching the IRS pay limit. For employees hired on or after January 1, 2005, the match is equal to (i) 5% of compensation that the participant defers under the Excess 401(k) before reaching the IRS pay limit and (ii) 5% of the participant’s eligible pay (disregarding amounts deferred under the Excess 401(k)) after reaching the IRS pay limit.

•                  The Company does not provide any matching contributions for Deferred IBM Shares.

Company Automatic Contributions

•                  Effective January 1, 2008, the Company credits an automatic contribution to a participant’s Basic Account.

•                  The amount of the automatic contribution is determined under the same formulas as the IBM 401(k) Plus Plan.

•                  For employees hired before January 1, 2005, which includes all of the named executive officers, automatic contributions equal 2-4% of (i) compensation that the participant defers under the Excess 401(k) and (ii) eligible pay (disregarding amounts deferred under the Excess 401(k)) in excess of the IRS pay limit for such year. For employees hired on or after January 1, 2005, the automatic contribution is 1% of (i) the compensation that the participant defers under the Excess 401(k) and (ii) eligible pay (disregarding amounts deferred under the Excess 401(k)) in excess of the IRS pay limit for such year.

Company Transition Credits

•                  Effective January 1, 2008, the Company credits a transition credit to a participant’s Basic Account for those employees who were receiving transition credits in their Personal Pension Account under the Qualified Plan as of December 31, 2007. None of the named executive officers have Personal Pension Accounts under the Qualified Plan and therefore they are not eligible to receive transition credits. Transition credits will stop on the earliest of the following dates: (i) June 30, 2009; (ii) the date the participant reaches 30 years of service; or (iii) the participant’s termination of employment.

Earnings Measures

•                  A participant’s contributions to the Basic Account are adjusted for earnings and losses based on investment choices selected by the participant.

•                  As previously mentioned, IBM does not pay guaranteed, above-market or preferential earnings on deferred compensation.

•                  The available investment choices are the same as the primary investment choices available under the IBM 401(k) Plus Plan, which are as follows (with 2008 annual rates of return indicated for each):

•                  Target Date 2005 Fund (-21.07%)*

•                  Target Date 2010 Fund (-25.23%)*

•                  Target Date 2015 Fund (-29.17%)*

•                  Target Date 2020 Fund (-32.86%)*

•                  Target Date 2025 Fund (-35.62%)*

•                  Target Date 2030 Fund (-36.60%)*

•                  Target Date 2035 Fund (-36.60%)*

•                  Target Date 2040 Fund (-36.60%)*

•                  Target Date 2045 Fund (-36.61%)*

•                  Target Date 2050 Fund (-36.62%)*

•                  Income Plus Life Strategy Fund (-12.32%)

•                  Conservative Life Strategy Fund (-21.34%)

•                  Moderate Life Strategy Fund (-27.70%)

•                  Aggressive Life Strategy Fund (-36.98%)

•                  Stable Value Fund (4.84%)

•                  Inflation Protected Bond Fund (-0.97%)

•                  Total Bond Market Fund (-4.83%)

•      REIT Index Fund (-38.76%)

•      Total Stock Market Index Fund (-37.19%)

•      Total International Stock Market Index Fund (-45.50%)

•      Long-Term Corporate Bond Fund (-4.21%)

•      High Yield & Emerging Markets Bond Fund (-15.50%)

•      Large Company Index Fund (-36.94%)

•      Large-Cap Value Index Fund (-36.82%)

•      Large-Cap Growth Index Fund (-38.40%)

•      Small/Mid-Cap Stock Index Fund (-39.82%)

•      Small-Cap Value Index Fund (-28.71%)

•      Small-Cap Growth Index Fund (-38.17%)

•      European Stock Index Fund (-44.65%)

•      Pacific Stock Index Fund (-34.32%)

•      IBM Stock Fund (-20.83% including dividend equivalent reinvestment)

*                 2008 returns reflect returns since the Target Date Funds’ inception date of January 2, 2008

•                  A participant may change the investment selections for new payroll deferrals as frequently as each semi-monthly pay cycle.

•                  Investment selections for existing account balances may be changed daily, subject to excessive trading restrictions.

•                  Any changes (whether to new deferrals or existing balances) may be made through an Internet site or telephone call center maintained by the plan’s third-party record keeper.

•                  Effective January 1, 2008, the Company match under the Excess 401(k) Plus Plan is notionally invested in the investment options in the same manner participant contributions are notionally invested.

•                  Because Deferred IBM Shares are credited, maintained and ultimately distributed only as shares of the Company’s common stock, they may not be transferred to any other investment choice at any time.

•                  On a quarterly basis, dividend equivalents are credited to a participant’s account with respect to all or a portion of such account that is deemed to be invested in the IBM Stock Fund at the same rate as dividends to IBM Stockholders.

•                  Deferred IBM Shares earned during the last fiscal year, as reported in column (d) of the 2008 Nonqualified Deferred Compensation Table, are calculated as:

•                  The change in the price of the Company’s common stock between December 31, 2007 and December 31, 2008 for all Deferred IBM Shares that were contributed prior to 2008, plus

•                  The change in the price of the Company’s common stock between the date of contribution and December 31, 2008 for all Deferred IBM Shares that were contributed during 2008.

Payouts, Withdrawals and Other Distributions

•                  No payouts, withdrawals or other distributions from the Basic Account are permitted prior to termination of employment.

•                  At separation, the balance in an executive’s Basic Account that was deferred prior to January 1, 2005 is paid to the executive in a lump sum unless: (a) the balance exceeds $25,000 and (b) the executive satisfies the following age and service criteria:

•                  At least age 55 with 15 years of service;

•                  At least age 62 with 5 years of service;

•                  Any age with at least 30 years of service, provided that, as of June 30, 1999, the executive had at least 25 years of service or was at least age 40 with 10 years of service; or

•                  Commencing benefits under the IBM Long-Term Disability Plan.

•                  As of December 31, 2008, Mr. Palmisano, Mr. Loughridge, Mr. Daniels and Mr. Mills had satisfied the age and service criteria, and Ms. Rometty had not.

•                  If the participant has satisfied the age, service and account balance criteria at separation, but has not made a valid advance election of another form of distribution, the amount of the participant’s Basic Account that was deferred prior to January 1, 2005 is paid in a lump sum in February of the year following separation.

•                  If the participant has satisfied the age, service and account balance criteria at separation and has made a valid advance election, the amount of the participant’s Basic Account that was deferred prior to January 1, 2005 is paid as elected by the participant from among the following choices:

1.               Lump sum upon separation,

2.               Lump sum in February of the year following separation, or

3.               Annual installments (beginning February 1 of the year following separation) for a number of years (between two and ten) elected by the participant.

•                  With respect to amounts deferred on or after January 1, 2005, at separation such amounts in the Basic Account are distributed in a lump sum immediately following termination, unless the total balance of a participant’s Basic Account exceeds 50% of the applicable IRS pay limit ($115,000 in 2008). In such case the participant’s Basic Account with respect to amounts deferred on or after January 1, 2005 may be distributed in the following forms as elected by the participant:

1.               Lump sum upon separation,

2.               Lump sum in February of the year following separation, or

3.               Annual installments (beginning February 1 of the year following separation) for a number of years (between two and ten) elected by the participant.

•                  Distribution elections may be changed in advance of separation, in accordance with Internal Revenue Code rules.

•                  Different distribution elections are permitted to be made for the Basic Account and the Deferred Shares Account. Further, within the Basic Account and the Deferred Shares Account, different distribution elections are permitted to be made for the amounts that were deferred before January 1, 2005 and the amounts that were deferred on or after January 1, 2005.

•                  At December 31, 2008, the named executive officers had the following distribution elections on file:

•      Mr. Palmisano — 5 annual installments for all amounts

•      Mr. Loughridge — immediate lump sum for all amounts

•      Mr. Daniels — 10 annual installments for pre-2005 amounts, and immediate lump sum for all post-2004 amounts

•      Mr. Mills — 10 annual installments for all amounts

•      Ms. Rometty — 10 annual installments for all amounts

•                  The balance in a participant’s Basic Account continues to experience investment gains and losses until it has been completely distributed.

•                  Deferred IBM Shares are distributed only in the form of shares of the Company’s common stock.

•                  Subject to the age and service criteria, a participant may make a separate, advance distribution election as to the timing of distribution of Deferred IBM Shares; none of the named executive officers has made a separate, advance election for Deferred IBM Shares.

•                  If no separate, advance election has been made, or if the age and service criteria are not satisfied at termination of employment, Deferred IBM Shares are distributed at the same time as the Basic Account.

•                  These distribution rules are subject to Section 409A of the Internal Revenue Code, including, for example, the rule that a “specified employee” may not receive a distribution of post-2004 deferrals until at least six months following termination of employment; all of the named executive officers were “specified employees” under Section 409A at the end of the last fiscal year.

2008 Nonqualified Deferred Compensation Table

Name		Executive Contributions in last FY($)(1)	Registrant Contributions in last FY($)(2)		Aggregate Earnings in last FY($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at last FYE($)(4)
(a)	Plan	(b)	(c)		(d)	(e)	(f)
S.J. Palmisano	Basic Account	$94,200	Match	$94,200	$(4,522,663)	$0	$14,656,694
			Automatic	294,800
	Deferred IBM Shares	0		0	(4,195,556)	0	16,020,782
	TOTAL	94,200		389,000	(8,718,219)	0	30,677,476
M. Loughridge	Basic Account	111,975	Match	111,975	(727,960)	0	1,760,346
			Automatic	74,650
	Deferred IBM Shares	0		0	(834,765)	0	3,187,560
	TOTAL	111,975		186,625	(1,562,725)	0	4,947,906
M.E. Daniels	Basic Account	25,350	Match	25,350	(1,050,758)	0	2,496,330
			Automatic	68,356
	Deferred IBM Shares	0		0	0	0	0
	TOTAL	25,350		93,706	(1,050,758)	0	2,496,330
S.A. Mills	Basic Account	303,028	Match	91,517	(814,812)	0	4,001,988
			Automatic	61,011
	Deferred IBM Shares	0		0	0	0	0
	TOTAL	303,028		152,528	(814,812)	0	4,001,988
V.M. Rometty	Basic Account	265,425	Match	89,910	(570,873)	0	2,578,174
			Automatic	59,940
	Deferred IBM Shares	0		0	(615,004)	0	2,348,401
	TOTAL	265,425		149,850	(1,185,877)	0	4,926,575

(1)     A portion of the amount reported in this column (b) for Mr. Loughridge’s and Mr. Mills’ Basic Account is included within the amount reported as salary for each officer in column (c) of the 2008 Summary Compensation Table. That amount is: $27,650 for Mr. Loughridge and $52,083 for Mr. Mills.

(2)          For each of the named executive officers, the entire amount reported in this column (c) is included within the amount reported in column (i) of the 2008 Summary Compensation Table. The amounts reported as Company contributions to defined contribution plans in footnote 8 to the 2008 Summary Compensation Table are larger because the amounts reported in footnote 8 also include the Company’s contributions to the IBM 401(k) Plus Plan.

(3)          All of the amounts shown are negative earnings (losses). None of the amounts reported in this column (d) are reported in the 2008 Summary Compensation Table because the Company does not pay guaranteed, above-market or preferential earnings on deferred compensation.

(4)          Amounts reported in this column (f) for each named executive officer include amounts previously reported in the Company’s Summary Compensation Table in previous years when earned if that officer’s compensation was required to be disclosed in a previous year. Amounts previously reported in such years include previously earned, but deferred, salary and incentive and Company matching contributions. This total reflects the cumulative value of each named executive officer’s deferrals, match and investment experience, including an $8 quarterly administrative fee.

2008 Potential Payments Upon Termination Narrative

INTRODUCTION

IBM does not have any plans or programs under which payments to any of the named executive officers are triggered by a change of control of the Company, a change in the named executive officer’s responsibilities or a constructive termination of the named executive officer.

The only payments or benefits that would be provided by the Company to a named executive officer following a termination of employment would be provided under the terms of the Company’s existing compensation and benefit programs, as described below. The 2008 Potential Payments Upon Termination Table that follows this narrative reports such payments and benefits for each named executive officer, assuming termination on the last business day of the fiscal year ended.

As explained below, certain of these payments and benefits are enhanced by or dependent upon the named executive officer’s attainment of certain age and service criteria at termination. Additionally, certain payments or benefits are not available following a termination for cause and/or are subject to forfeiture and clawback if the named executive officer engages in certain activity, also as described below.

This 2008 Potential Payments Upon Termination Narrative and the 2008 Potential Payments Upon Termination Table do not reflect payments that would be provided to each named executive officer under the IBM 401(k) Plus Plan or the IBM Individual Separation Allowance Plan following termination of employment on the last business day of the fiscal year ended because these plans are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers. Qualified Plan amounts and Nonqualified Plan amounts are not reflected in the 2008 Potential Payments Upon Termination Table. Previously, these amounts were available under one plan, the IBM Personal Pension Plan, which was generally available to all U.S. regular employees similarly situated in years of service and dates of hire and did not discriminate in favor of executive officers. For amounts payable under the Qualified and Nonqualified Plans, see the 2008 Pension Plan Benefits Table. The 2008 Potential Payments Upon Termination Table also does not quantify the value of retiree medical and life insurance benefits, if any, that would be provided to each named executive officer following such termination of employment because these benefits are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers; however, the named executive officers’ eligibility for such benefits is described below. The 2008 Potential Payments Upon Termination Table does not contain a total column because the Retention Plan Payment is paid as an annuity, not a lump sum. Therefore, a total column would not provide any meaningful disclosure.

ANNUAL INCENTIVE PLAN (AIP)

•                  The AIP may provide a lump sum, cash payment in March of the year following resignation, retirement or involuntary termination without cause.

•                  This payment is not triggered by termination; the existence and amount of any AIP Payment is determined under the terms of the AIP applicable to all executives employed through December 31 of the previous year.

•                  An AIP payment is not payable following a termination for cause and is subject to clawback as described in Section 2 of the Compensation Discussion and Analysis.

•                  For purposes of the 2008 Potential Payments Upon Termination Table below, it is assumed that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year ended would have been the same as the actual payment made in March 2009.

IBM LONG-TERM PERFORMANCE PLANS (LTPP)

•                  The named executive officers have certain outstanding equity grants under the LTPP including:

•      Stock Options;

•      Restricted Stock Units (RSUs);

•      Retention Restricted Stock Units (RRSUs); and/or

•      Performance Share Units (PSUs).

•      The LTPP and/or the named executive officers’ award agree ments contain the following terms:

•      Unvested stock options, RSUs, RRSUs, and PSUs are cancelled upon termination.

•      Vested stock options may be exercised only for either 30 days or 90 days following termination.

•                  Payment of these awards is not triggered by termination of employment (because the awards would become payable under the terms of the LTPP if the named executive officer continued employment), but if he or she resigns, retires or is involuntarily terminated without cause after attaining age 55 with at least 15 years of service, the following terms apply:

(a)          Vested stock options continue to be exercisable for the remainder of their ten-year term if approved by the Board, Compensation Committee or other appropriate management;

(b)         A prorated portion of any unvested stock options issued under the Buy-First program will become vested upon termination and these options will continue to be exercisable for the remainder of their ten-year terms; and

(c)          The Company prorates a portion of unvested PSUs to continue to vest under their original vesting schedules.

•                  Beginning with PSU and RSU awards granted in 2009, certain executives may receive full payout of unvested awards after separation.

•                  To ensure that the interests of IBM’s senior leaders are aligned with the Company’s long-term interests as they approach retirement, the top 60 executives, including the named executive officers, may be eligible to receive payouts of their full unvested PSU and RSU grants upon retirement if the following criteria are met:

•                  The executive is on the senior leadership team at the time of departure;

•                  At least one year has passed since the award grant date;

•                  The executive has reached age 55 with 15 years of service at the time of departure; and

•                  The payout has been approved by appropriate senior management, the Compensation Committee or the Board, in their discretion.

•                  The Chairman and CEO is also eligible for the payouts described upon retirement, except he must have reached age 60 with 15 years of service, and the payout must be approved by the Board, in its discretion.

•                  Payouts of the PSUs after separation as described above will be made at the end of the performance period and only if the performance goals are met. Payouts of RSUs after separation as described above will be made in accordance with the original vesting schedule.

•                  The 2008 Potential Payments Upon Termination Table assumes the following:

•                  Amounts shown were calculated using the actual performance achieved for that performance period and the fiscal year-end closing price of $84.16 for IBM common stock; and

•                  Outstanding awards for the remaining two open performance periods were not included because there is no guarantee of payment on these awards as they are subject to meeting threshold performance criteria.

•                  LTPP awards are subject to forfeiture and rescission if an executive is terminated for cause or engages in “Detrimental Activity” (including but not limited to competitive business activity, disclosure of confidential Company information and solicitation of Company clients or employees) prior to or within 12 months following payment. LTPP awards also contain a covenant that the recipient will not solicit Company clients or employees for a period of one year following termination of employment.

•                  In the 2008 Potential Payments Upon Termination Table, amounts in the Stock Options column were calculated assuming that each named executive officer chose to exercise all of his or her vested, in-the-money options at an IBM common stock price of $84.16 (the closing price of IBM stock at fiscal year end).

IBM SUPPLEMENTAL EXECUTIVE RETENTION PLAN (RETENTION PLAN)

•                  Payments under the Retention Plan are triggered by resignation, retirement or involuntary termination without cause after attainment of eligibility criteria.

•                  Eligibility criteria are described in the 2008 Retention Plan Narrative.

•                  Retention Plan payments are paid as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•                  At termination, the executive chooses either a single life annuity or an actuarially equivalent joint and survivor annuity.

•                  The 2008 Potential Payments Upon Termination Table reflects the annual amount payable as a single life annuity.

•                  This table does not reflect the following provisions that would apply in accordance with Section 409A of the Internal Revenue Code:

•                  The payment of amounts accrued after December 31, 2004 would be delayed six months following termination.

•                  Amounts not paid during the delay would be paid (with interest) on July 1, 2009.

•                  Retention Plan payments are subject to forfeiture and rescission if an executive is terminated for cause or engages in competitive business activity or discloses Company confidential information at any time prior to or following commencement of Retention Plan payments.

IBM EXCESS 401(k) PLUS PLAN

•                  As described in the 2008 Nonqualified Deferred Compensation Narrative, payment of the named executive officers’ Excess 401(k) Plus Plan accounts (Basic Accounts and any Deferred IBM Shares) is triggered by resignation, retirement or involuntary termination.

•                  Under the terms of the LTPP, Deferred IBM Shares are subject to rescission if the named executive officer participates in Detrimental Activity within 12 months following the release date.

•                  The 2008 Potential Payments Upon Termination Table indicates the estimated amount and the time and form of payment, determined by either the executive’s distribution election in effect (if any) or the plan’s default distribution provision.

•                  Estimated payments were calculated using the aggregate account balance as of the last business day of the fiscal year ended, without assumptions for the following between such date and the distribution date(s):

•                  Investment gains and losses on the Basic Account (including dividend equivalent reinvestment for the IBM Stock Fund); and

•                  Fluctuations in the market price of IBM stock for Deferred IBM Shares.

•                  The tables do not reflect:

•                  That payment of amounts deferred after December 31, 2004 (and the associated earnings) are required to be delayed six months following termination under Section 409A of the Internal Revenue Code, or

•                  Any other restriction on such payments imposed by the requirements of Section 409A of the Internal Revenue Code.

RETIREE MEDICAL AND LIFE INSURANCE

Benefits under IBM’s retiree medical and life insurance programs are triggered by a named executive officer’s retirement, as described below. Eligibility for a particular program is dependent upon date of hire, age and years of service at termination. Future coverage remains subject to IBM’s right to amend or terminate the plans at any time.

IBM RETIREE BENEFITS PLAN

•                  Medical, dental and vision insurance coverage, partially subsidized by the Company, is provided to former employees and their eligible dependents.

•                  This coverage is available to all U.S. regular employees who, as of June 30, 1999, were within five years of satisfying either of the following criteria (and who actually satisfied at least one of these):

a.   30 years of service with the Company, or

b.   Age 55 with at least 15 years of service with the Company.

•                  Mr. Palmisano and Mr. Mills would have been eligible for this benefit following a termination of employment on the last business day of the fiscal year ended.

IBM FUTURE HEALTH ACCOUNT

•                  Amounts credited by the Company to a hypothetical account may be used to offset the cost of medical, dental and vision insurance coverage for former employees and their eligible dependents.

•                  All regular full-time or part-time U.S. IBM employees who meet the following criteria are eligible to use amounts from the account for these purposes:

•                  Hired before January 1, 2004;

•                  At least age 40 and have completed one year of service;

•                  Not within 5 years of earliest retirement eligibility under the prior IBM Retirement Plan on June 30,1999; and

•                  At termination they have attained 30 years of service (regardless of age) and were eligible for an opening balance on July 1, 1999, or have attained at least age 55 with 15 years of service.

•                  Mr. Loughridge, Mr. Daniels and Ms. Rometty would have been eligible for this benefit following a termination of employment on the last business day of the fiscal year ended.

IBM GROUP LIFE INSURANCE

•                  IBM Group Life Insurance (GLI) provides $25,000 of coverage before age 65, which reduces to $5,000 at age 65.

•                  This coverage is available to all U.S. regular employees hired prior to January 1, 2004 who terminate employment and are eligible for the IBM Retiree Benefits Plan or IBM Future Health Account.

•                  Mr. palmisano, Mr. Loughridge, Mr. Daniels and Mr. Mills would have been eligible for this benefit following a termination of employment on the last business day of the fiscal year ended. Ms. Rometty would not have been eligible for this coverage.

2008 Potential Payments Upon Termination Table

		Annual	LTPP			Excess 401(k)(6)
Name	Termination Scenario	Incentive Plan ($)(2)	Stock Options ($)(3)	PSUs ($)(4)	Retention Plan ($)(5)	Basic Account ($)		Deferred IBM Shares ($)
S.J. Palmisano	Termination(1)	$5,500,000	$0	$10,972,444	$1,294,882	$2,931,339	(7)	$3,204,156	(7)
	For cause	0	0	0	0	2,931,339	(7)	3,204,156	(7)
M. Loughridge	Termination(1)	1,072,500	0	2,177,640	0	1,760,346	(8)	3,187,560	(8)
	For cause	0	0	0	0	1,760,346	(8)	3,187,560	(8)
M.E. Daniels	Termination(1)	1,035,000	223,110	0	0	993,563	(9)	0
	For cause	0	0	0	0	993,563	(9)	0
S.A. Mills	Termination(1)	921,200	344,850	2,032,464	244,228	400,199	(10)	0
	For cause	0	0	0	0	400,199	(10)	0
V.M. Rometty	Termination(1)	892,500	0	0	0	1,986,676	(11)	2,348,401	(12)
	For cause	0	0	0	0	1,986,676	(11)	2,348,401	(12)

(1)     Termination includes the following separation scenarios: resignation, retirement and involuntary termination not for cause (in all cases, assuming the executive is not entering into competitive or other activity detrimental to IBM).

(2)     Assumes that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year ended would have been the same as the actual payment made in March 2009.

(3)     Assumes each named executive officer exercised all vested, in-the-money options at $84.16 (the fiscal year-end closing price of IBM common stock on the NYSE).

(4)     Assumes IBM released PSUs, according to its policy, for the performance period ending in the most recent fiscal year ended for named executive officers who were at least age 55 and had at least 15 years of service on the last business day of the fiscal year. PSUs are adjusted for performance and released in shares of IBM common stock (with any fractional shares rounded to the nearest whole share) on February 1 in the year following the end of the performance period.

(5)     Reflects the Retention Plan benefit payable as an immediate annual single life annuity. See the IBM Supplemental Executive Retention Plan section above for more details.

(6)     Estimated payments were calculated using the aggregate account balance as of the last business day of the fiscal year ended. See the section titled IBM Excess 401(k) Plus Plan above for more details.

(7)     Approximate annual amount payable for 5 years starting in February 2009. Deferred IBM Shares are paid as shares of IBM common stock.

(8)     Payable in an immediate lump sum following termination. Deferred IBM Shares are paid as shares of IBM common stock.

(9)     Sum of the approximate annual amount of Basic Account deferred prior to January 1, 2005 payable for 10 years starting in February 2009 ($166,974) and the approximate amount of the Basic Account deferred on or after January 1, 2005 payable in an immediate lump sum following termination ($826,589).

(10)   Approximate annual amount payable for 10 years starting in February 2009.

(11)   Sum of the approximate amount of the Basic Account deferred prior to January 1, 2005 payable as an immediate lump sum following termination ($1,920,954) under the default distribution option because Ms. Rometty is not yet retirement eligible and the approximate annual amount of the Basic Account deferred on or after January 1, 2005 payable for 10 years starting in February 2009 ($65,722).

(12)   Deferred IBM Shares (which were deferred before January 1, 2005) are paid as shares of IBM common stock as an immediate lump sum following termination under the default distribution option because Ms. Rometty is not yet retirement eligible.

Report of the Audit Committee of the Board of Directors

The Audit Committee hereby reports as follows:

1.     Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls. The Audit Committee, in their oversight role, has reviewed and discussed the audited financial statements with IBM’s management.

2.     The Audit Committee has discussed with the Company’s internal auditors and IBM’s independent registered public accounting firm the overall scope of, and plans for, their respective audits. The Audit Committee has met with the internal auditors and independent registered public accounting firm, separately and together, with and without management present, to discuss the Company’s financial reporting process and internal accounting controls in addition to other matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380) as adopted by the Public Accounting Oversight Board (PCAOB) in Rule 3200T, as may be modified or supplemented.

3.     The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP (PwC) required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC their independence.

4.     The Audit Committee has an established charter outlining the practices it follows. The charter is available on the Company’s website at: http://www.ibm.com/investor/corpgovernance/cgbc.phtml/.

5.   The Company’s Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent registered public accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of service contemplated and the related fees, to be rendered by the firm during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees approved by the Audit Committee. For each category of proposed service, the independent accounting firm is required to confirm that the provision of such services does not impair their independence. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table below were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

6.   Based on the review and discussions referred to in paragraphs (1) through (5) above, the Audit Committee recommended to the Board of Directors of IBM and the Board has approved, that the audited financial statements be included in IBM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission.

M.L. Eskew (chair)

J.W. Owens

J.E. Spero

Audit and Non-Audit Fees

Set forth below are the fees paid by IBM to its independent registered public accounting firm, PricewaterhouseCoopers LLP (PwC) for the fiscal periods indicated.

(Dollars in millions)	2008	2007
Audit Fees	$32.2	$30.1
Audit-Related Fees	30.0	28.0
Tax Fees	8.4	10.2
All Other Fees	1.1	1.3

DESCRIPTION OF SERVICES

Audit Fees: comprise fees for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of the Company’s annual financial statements (including services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) and review of quarterly financial statements. Also includes fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as comfort letters, statutory audits, attest services, consents, and review of documents filed with the SEC.

Audit-Related Fees: comprise fees for services that are reasonably related to the performance of the audit or review of the Company’s financial statements including the support of business acquisition and divestiture activities, independent assessment of controls related to outsourcing services, audit and review of IBM’s retirement and other benefit-related programs. For 2008, these services included approximately $24 million for independent assessment of controls related to outsourcing services. For 2007, these services included approximately $20 million for independent assessment of controls related to outsourcing services and $4 million for services in support of the transaction between IBM and Ricoh with regard to IBM’s Printing Systems Division.

Tax Fees: comprise fees for tax compliance, tax planning, and tax advice. Corporate tax services encompass a variety of permissible services, including technical tax advice related to U.S. international tax matters; assistance with foreign income and withholding tax matters, assistance with sales tax, value added tax and equivalent tax related matters in local jurisdictions; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits. In 2007, these services included approximately $3 million in connection with various international restructurings.

All other Fees: comprise fees primarily in connection with the international assignee program and certain benchmarking arrangements.

2. Ratification of Appointment of Independent Registered Public Accounting Firm

In accordance with its charter, the Audit Committee has selected the firm of PricewaterhouseCoopers LLP (PwC), an independent registered public accounting firm, to be IBM’s auditors for the year 2009 and with the endorsement of the Board of Directors, recommends to stockholders that they ratify that appointment. PwC served in this capacity for the year 2008. Its representative will be present at the Annual Meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

The Audit Committee reviews and approves in advance the audit scope, the types of non-audit services, if any, and the estimated fees for each category for the coming year. For each category of proposed service, PwC is required to confirm that the provision of such services does not impair their independence. Before selecting PwC, the Audit Committee carefully considered that firm’s qualifications as an independent registered public accounting firm for the Company. This included a review of its performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Committee has expressed its satisfaction with PwC in all of these respects. The Committee’s review included inquiry concerning any litigation involving PwC and any proceedings by the Securities and Exchange Commission against the firm. In this respect, the Committee has concluded that the ability of PwC to perform services for the Company is in no way adversely affected by any such investigation or litigation.

THE IBM BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE FOR THIS PROPOSAL.

3. Approval of Long-term Incentive Performance Terms for Certain Executives Pursuant to Section 162(m) of the Internal Revenue Code

Under section 162(m) of the Internal Revenue Code of 1986, in order for compensation in excess of $1,000,000 paid in any year to any “covered employee” (as defined by section 162(m) of the Code — currently, “covered employee” is defined as a company’s chief executive officer or any of such company’s three other most highly compensated executive officers named in the proxy statement, not including the chief financial officer) to be deductible by the company, such compensation must qualify as “performance-based.” The Executive Compensation and Management Resources Committee (the “Compensation Committee”) of the Board of Directors has adopted the following terms, subject to stockholder approval, under which long-term incentive awards for covered employees (as they may be constituted from time to time, and including persons who may become covered employees between the time of grant and payment of the award) would be performance-based for purposes of exemption from the limitations of section 162(m).

The performance criteria for long-term incentive performance awards (whether such awards take the form of stock, stock units or equivalents or cash) made (or paid) to any covered employee shall consist of objective tests based on one or more of the following: earnings, cash flow, customer satisfaction, revenues, financial return ratios, market performance, shareholder return and/or value, operating profits (including EBITDA), net income, earnings per share, profit returns and margins, stock price, working capital, economic value added, and changes between years or periods that are determined with respect to any of the above-listed performance criteria. The performance period may extend over two to five calendar years, and may overlap one another, although no two performance periods may consist solely of the same calendar years. Performance criteria may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof. Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria. The formula for any such award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss, and will be based on accounting rules and related IBM accounting policies and practices in effect on the date these awards are approved by the Compensation Committee.

Under these terms, no employee may receive a long-term incentive award in any performance period of more than 400,000 shares or share equivalents (stock units), subject to adjustment for changes in corporate capitalization, such as stock splits. For purposes of this maximum, if an award is denominated in cash rather than in shares, the equivalent will be determined by dividing the highest amount that the award could be under the formula for that year by the closing price of a share of stock on the first trading day of the applicable performance period. As discussed above, awards under these terms will be based upon the Company’s future performance, and no incentive compensation under these terms has yet been awarded or earned by any covered employee. Accordingly, the amount of long-term incentive compensation to be paid in the future to the Company’s current and future covered employees under these terms cannot be determined at this time, as actual amounts will depend on the size of such awards, on actual performance and on the Compensation Committee’s discretion to reduce such amounts. For an understanding of the size and structure of these awards in the past, see the 2008 Outstanding Equity Awards at Fiscal Year-End Table in this Proxy Statement. Nothing in these terms precludes the Compensation Committee from making any payments or granting any awards whether or not such payments or awards qualify for tax deductibility under section 162(m).

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

Equity Compensation Plan Information

				Number of
				Securities
				Remaining
	Number of			Available for
	Securities		Weighted-	Future Issuance
	to be Issued		Average	under Equity
	Upon Exercise of		Exercise Price	Compensation
	Outstanding		of Outstanding	Plans (Excluding
	Options, Warrants		Options, Warrants	Securities Reflected
	and Rights(1)		and Rights(1)	in Column (a))
Plan Category	(a)		(b)	(c)
Equity compensation plans approved by security holders:
Options	64,632,904		$112.84	—
RSUs	1,659,324		N/A	—
PSUs	2,367,659	(2)	N/A	—
Subtotal	68,659,887		$112.84	107,290,860
Equity compensation plans not approved by security holders:
Options	54,674,266		$89.26	—
RSUs	10,738,191		N/A	—
PSUs	2,259,672	(2)	N/A	—
DCEAP Shares	76,307		N/A	—
Subtotal	67,748,436		$89.26	22,764,359
Total	136,408,323		$102.04	130,055,219

N/A is not applicable

RSUs—Restricted Stock Units, including Retention Restricted Stock Units

PSUs—Performance Share Units

DCEAP Shares—Shares under the DCEAP (see plan description below)

(1)          In connection with 35 acquisition transactions, 2,007,749 additional options were outstanding as a result of the Company’s assumption of options granted by the acquired entities. The weighted average exercise price of these options was $56. The Company has not made, and will not make, any future grants or awards of equity securities under the plans of these acquired companies.

(2)          The numbers included for PSUs in column (a) above reflect the maximum number payout. Assuming target number payout, the number of securities to be issued upon the exercise of PSUs for equity compensation plans approved by security holders is 1,578,439 and for equity compensation plans not approved by security holders is 1,506,448. For additional information about PSUs, including payout calculations, refer to the information in the 2008 Summary Compensation Table Narrative.

The material features of each equity compensation plan under which equity securities are authorized for issuance that was adopted without stockholder approval are described below:

2001 LONG-TERM PERFORMANCE PLAN

The 2001 Long-Term Performance Plan (the 2001 Plan) is used to fund awards for employees other than senior executives of the Company. Awards for senior executives of the Company will continue to be funded from the stockholder-approved 1999 Long-Term Performance Plan (the 1999 Plan). Otherwise, the provisions of the 2001 Plan are identical to the 1999 Plan, including the type of awards that may be granted under the plan (stock options, restricted stock unit awards and long-term performance incentive awards).

The 2001 Plan is administered by the Executive Compensation and Management Resources Committee of the Board of Directors, and that Committee may delegate to officers of the Company certain of its duties, powers and authority. Payment of awards may be made in the form of cash, stock or combinations thereof and may be deferred with Committee approval. Awards are not transferable or assignable except (i) by law, will or the laws of descent and distribution, (ii) as a result of the disability of the recipient, or (iii) with the approval of the Committee.

If the employment of a participant terminates, other than as a result of the death or disability of the participant, all unexercised, deferred and unpaid Awards shall be canceled immediately, unless the Award Agreement provides otherwise. In the event of the death of a participant or in the event a participant is deemed by the Company to be disabled and eligible for benefits under the terms of the IBM Long-Term Disability Plan (or any successor plan or similar plan of another employer), the participant’s estate, beneficiaries or representative, as the case may be, shall have the rights and duties of the participant under the applicable Award Agreement. In addition, unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Awards at any time if the participant is not in compliance with all applicable provisions of the Award Agreement and the Plan. In addition, Awards are cancelled if the participant engages in any conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company.

PWCC ACQUISITION LONG-TERM PERFORMANCE PLAN

The IBM PWCC Acquisition Long-Term Performance Plan (the PWCC Plan) was adopted by the Board of Directors in connection with the Company’s acquisition of PricewaterhouseCoopers Consulting (PwCC) from PricewaterhouseCoopers LLP, as announced on October 1, 2002. The PWCC Plan has been and will continue to be used solely to fund awards for employees of PwCC who have come over to the Company as a result of the acquisition. Awards for senior executives of the Company will not be funded from the PWCC Plan. The terms and conditions of the PWCC Plan are substantively identical to the terms and conditions of the 2001 Plan, described above.

IBM DEFERRED COMPENSATION AND EQUITY AWARD PLAN

The IBM Deferred Compensation and Equity Award plan (the DCEAP) was adopted in 1993. Under the DCEAP, non-management directors receive Promised Fee Shares in connection with deferred annual retainer payments. Each promised Fee Share is equal in value to one share of the Company’s common stock. Upon a director’s retirement or other completion of service as a director, all amounts deferred into Promised Fee Shares are payable in either cash and/or shares of the Company’s stock at the director’s election. For additional information about the DCEAP, see 2008 Director Compensation Narrative.

STOCKHOLDER PROPOSALS

Some of the following stockholder proposals contain assertions about IBM that we believe are incorrect. We have not attempted to refute all of these inaccuracies.

THE IBM BOARD OF DIRECTORS OPPOSES THE FOLLOWING PROPOSALS FOR THE REASONS STATED AFTER EACH PROPOSAL.

4. Stockholder Proposal on Cumulative Voting

Management has been advised that Mrs. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215, Washington, D.C. 20037, the owner of 200 shares, intends to submit the following proposal at the meeting:

Resolved: “That the stockholders of IBM, assembled in Annual Meeting in person and by proxy, hereby request the Board of Directors to take the necessary steps to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit.”

Reasons: “Many states have mandatory cumulative voting, so do National Banks.”

“In addition, many corporations have adopted cumulative voting.”

“Last year the owners of 350,132,545 shares, representing approximately 38.1% of shares voting, voted FOR this proposal.”

“If you AGREE, please mark your proxy FOR this resolution.”

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

IBM, like most other major corporations, provides that each share of common stock is entitled to one vote for each nominee for Director. The Board of Directors believes that this approach produces a Board that will represent the interests of the Company’s stockholders as a whole rather than the interests of any particular group. The Board believes that the best interests of our stockholders are fairly served through our existing voting provisions. In 2008, the Company amended its by-laws to provide that the vote required in an uncontested election for a director at a stockholders meeting is a majority of the votes cast. This change ensures that the results of director elections reflect the will of a majority of the votes cast.

The cumulative voting proposal advanced by the proponent could lead to dysfunction on the Board by enabling stockholders representing a small percentage of our shares to elect a director to represent their own particular interests. This could result in a Board of Directors on which each director advocates the positions of the group responsible for his or her election, rather than the positions that are in the best interest of the Company and IBM stockholders as a whole. The Board believes that changing the current voting procedure is not advisable. THEREFORE, THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

5. Stockholder Proposal on Executive Compensation and Pension Income

Management has been advised that Mr. Earl E. Mongeon, Jr., 293 Huntley Road, Westford, VT 05494, the owner of over 54 shares, intends to submit the following proposal at the meeting:

Resolved: The Stockholders request that the Board of Directors adopt a policy that the compensation of senior executives will be determined in the future without regard to any pension income from a defined benefit pension plan that the accounting rules may require IBM to treat as an addition to its reported income and earnings per share.

Statement of Support

IBM uses criteria to compensate senior executive performance, such as net income and earnings per share, that may include pension income from defined benefit pension plans and other additions to income that do not reflect the results of operations, or the actual performance of the executives involved.

In my view, the use of pension income is an irrefutable example of how such additions may distort executive compensation decisions. For example, IBM’s annual report for 2003 reported periodic pension income from various defined benefit pension plans of about $803 million or 7% of its pre-tax income. This compared with $1.2 billion, or nearly 16% of its pre-tax income in 2002, $1.5 billion or 13% of its pre-tax income in 2001, and $1.3 billion, or 11% of its pre-tax income in 2000.

Pension income accounted for more than $4.8 billion of IBM’s pre-tax income in that four year period. However, as the managing director of Standard & Poor’s observed in Investors Business Daily, “it’s not the company’s money. It stays in the pension fund.” (Oct. 25, 2002)

The 2003 and 2004 proxy statements report that IBM’s top senior executives were given more than $100 million of performance-based compensation based, in part, on either net income or earnings per share. From 2000 through 2003, this compensation included more than $46 million in annual bonus awards, $27 million in restricted stock and $31 million in payouts under the Long Term Incentive Plan.

By using reported net income and earnings per share as compensation criteria, and failing to subtract pension income from reported numbers, I believe IBM compensated top executives as if they actually contributed to the production of $4.8 billion in pension income through their efforts in managing operations, when in fact, they did not.

This, in my view, is part of a larger issue. We cannot have a true system of pay for performance as long as we continue to pay senior executives as if they contributed to the production of pension income, and other additions to income such as one-time sales of assets, when such additions to income do not actually reflect their personal performance in managing the business, or the results of operations. Accordingly, the adoption of this proposal would be an important step in implementing the principle of pay for performance and reducing the potential for exorbitant executive compensation.

This proposal won nearly 44% of the votes cast for and against it at the last annual meeting. If you agree that executives should be rewarded for “performance,” and not for additions to operating income that are required by accounting rules, please support this proposal.

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

The Company strongly believes that compensation of its executives should be designed to link pay and sustained performance as reported to the stockholders in the Compensation Discussion and Analysis section of this Proxy Statement. To support this philosophy, the Executive Compensation and Management Resources Committee of the IBM Board of Directors (the “Committee”) and management have crafted the Company’s compensation programs so that a significant portion of executives’ total compensation varies year to year based on business results, tied both to annual and long-term financial performance of the Company as well as to the creation of stockholder value. For example, for the named executive officers, the typical portion of total performance-based compensation was 88% in 2008.

With respect to the proponent’s contention regarding pension income, it is important to note that for 6 years, from 2002 through 2007, the Company’s pension plans had a negative year-to-year impact on the Company’s reported financial results. The amount of the Company’s annual pension costs fluctuate as a result of financial market performance affecting the assets and liabilities in the pension plan. For every year in which pension costs increased year-to-year, management needed to take actions to offset those rising pension costs by reducing costs from operations just to stay even with the preceding year. However, the issue is not whether pension generates income or cost in any given year. Rather, the issue is that senior executives are responsible for total performance of the Company and are responsible for taking appropriate actions to adapt to the volatile pension environment. For example, when retirement-related costs were forecast to increase $1 billion year-to-year in 2005, management implemented pension redesign actions to maintain IBM’s competitiveness and to reduce the earnings volatility caused by pensions long term. These actions saved approximately $500 million in 2006 and an estimated $3 billion over the first 5 years.

Stockholders should expect the Company to continue to take appropriate actions to manage pension cost volatility as part of the Company’s overall financial performance, and the Company has done so as summarized above. THEREFORE, THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

6. Stockholder Proposal on Advisory Vote on Executive Compensation

Management has been advised that Boston Common Asset Management, LLC, 84 State Street, Suite 1000, Boston, MA 02109, the beneficial owner of 15,195 shares, together with multiple co-filers whose names, addresses and beneficial holdings are available upon request, intend to submit the following proposal at the meeting:

RESOLVED, that shareholders of IBM request the board of directors to adopt a policy that provides shareholders the opportunity at each annual shareholder meeting to vote on an advisory resolution, proposed by management, to ratify the compensation of the named executive officers (“NEOs”) set forth in the proxy statement’s Summary Compensation Table (the “SCT”) and the accompanying narrative disclosure of material factors provided to understand the SCT (but not the Compensation Discussion and Analysis). The proposal submitted to shareholders should make clear that the vote is non-binding and would not affect any compensation paid or awarded to any NEO.

Supporting Statement

Investors are increasingly concerned about mushrooming executive compensation especially when insufficiently linked to performance. In 2008, shareholders filed close to 100 “Say on Pay” resolutions. Votes on these resolutions have averaged 43% in favor, with ten votes over 50%, demonstrating strong shareholder support for this reform.

An Advisory Vote establishes an annual referendum process for shareholders about senior executive compensation. We believe the results of this vote would provide the board and management useful information about shareholder views on the company’s senior executive compensation.

In its 2008 proxy Aflac submitted an Advisory Vote resulting in a 93% vote in favor, indicating strong investor support for good disclosure and a reasonable compensation package. Daniel Amos, Chairman and CEO said, “An advisory vote on our compensation report is a helpful avenue for our shareholders to provide feedback on our pay-for-performance compensation philosophy and pay package.”

To date eight other companies have also agreed to an Advisory Vote, including Verizon, MBIA, H&R Block, Ingersoll Rand, Blockbuster, and Tech Data. TIAA-CREF, the country’s largest pension fund, has successfully utilized the Advisory Vote twice.

Influential proxy voting service RiskMetrics Group, recommends votes in favor, noting: “RiskMetrics encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.”

The Council of Institutional Investors endorsed advisory votes and a bill to allow annual advisory votes passed the House of Representatives by a 2-to-1 margin. We believe the statement like approach for company leaders is to adopt an Advisory Vote voluntarily before required by law.

We believe that existing U.S. Securities and Exchange Commission rules and stock exchange listing standards do not provide shareholders with sufficient mechanisms for providing input to boards on senior executive compensation. In contrast, in the United Kingdom, public companies allow shareholders to cast a vote on the “directors’ remuneration report,” which discloses executive compensation. Such a vote isn’t binding, but gives shareholders a clear voice that could help shape senior executive compensation.

We believe that a company that has a clearly explained compensation philosophy and metrics, reasonably links pay to performance, and communicates effectively to investors would find a management sponsored Advisory Vote a helpful tool.

We urge IBM’s board to allow shareholders to express their opinion about senior executive compensation through an Advisory Vote.

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

IBM has long demonstrated its commitment to sound principles of corporate governance, working to ensure that its practices protect and further the interests of its stockholders. As discussed in more detail below, the Board of Directors believes that adopting the proposed advisory vote policy on executive compensation is not warranted, as the Board already has governance and executive compensation practices and policies that demonstrate its accountability to stockholders.

•                  The Executive Compensation and Management Resources Committee (the “Committee”) is charged with the responsibility for defining and articulating the Company’s overall executive compensation philosophy, and administering and approving all elements of compensation for the Company’s senior executives. In balancing these responsibilities, the Committee is duty-bound to act in the best interests of the Company and its stockholders, which duties are unique to directors and not shared by either the Company’s management or its stockholders.

•                  The proposed advisory vote simply cannot be a meaningful substitute for the informed judgment of the independent Committee members. When setting executive compensation and designing executive compensation programs, the Committee considers a variety of public and confidential information, such as sensitive strategic and operational information and data unique to the particular individuals, including consideration of the ongoing efforts by competitors and others to recruit IBM executive talent. Because such confidential data is not available and cannot otherwise be disclosed to stockholders, any vote by stockholders would necessarily be based on incomplete information — and therefore it follows that no stockholder can reach an informed judgment on whether a particular type or amount of compensation, or compensation for a specific individual, is appropriate.

•                  Further, the mechanical and procedural requirements necessary for such an advisory vote to occur are ill-defined at best. Nowhere do the proponents define the scope of their intended vote and whether the vote extends to compensation programs, practices and philosophies or whether it is limited to specific pay amounts for specific individuals. Proponents are in essence asking the Company to try to implement a process without definition, without rigor and without any assurances as to its efficacy— this is blind risk- taking neither the Board nor management can recommend in the exercise of their fiduciary responsibilities. In such a process, the results of any stockholder vote will be ambiguous by definition, because the specific source of any stockholder dissatisfaction cannot be articulated through an “all or nothing” (i.e., “yes” or “no”) vote. Such a vote may reflect stockholder dissatisfaction with the compensation of one or more of the Named Executive Officers, with a certain type or amount of compensation, or with the compensation philosophy in total, or it may simply reflect some generalized dissatisfaction with the Board, with management or with the Company’s performance.

•                  Moreover, the potential use (or misuse) by certain persons, including proxy advisory groups, of these advisory votes introduces uncertainty and risk into the governance process. If past experience is any guide, we expect that such persons or groups will issue recommendations with respect to those votes, in an attempt to leverage concessions or changes in the Company’s practices, even those practices far removed from executive compensation. For example, after some period of time, significant ‘no’ advisory votes may well be translated into ‘vote no’ campaigns against directors, or translate into negative recommendations on other Board proposals. Given these profound uncertainties and risks, the Board simply has no confidence in how the entire advisory vote process will work.

•                  The Committee also has a demonstrated history of being responsive to concerns regarding executive pay, taking steps to emphasize performance and incentive pay, with 87% of annual senior executive compensation from sources that vary year to year based on business results. In addition, the Committee and the Board of Directors have taken a number of steps over time to enhance sound governance in its compensation practices and policies, including:

•                  Ending the accrual of benefits under the Supplemental Executive Retention Plan,

•                  Ceasing the payment of dividend equivalents on future Restricted Stock Unit awards,

•                  Implementing non-compete agreements for senior executives in exchange for compensation, and

•                  Adopting a policy to claw-back incentive payments made to any officer whose misconduct leads to a restatement of the Company’s financial results.

•                  The rigor of the Committee’s processes has also helped insulate the Company from challenges regarding its compensation practices, including backdating claims. As noted in the section “Equity Pay Practices” of this Proxy Statement, all equity awards are approved before or on the date of grant, with the process using a predetermined planning price to set the value of awards to be given, instead of setting awards at a specific number of shares, the value of which can vary based on the grant date and the stock price.

•                  The Board has otherwise demonstrated its responsiveness to issues of concern to stockholders and its commitment to being accountable to stockholders. In 2008, the Company amended its by-laws to provide for majority election of directors, which ensures that the results of director elections reflect the will of a majority of the votes cast. At the same time, the Company amended its by-laws to allow stockholders holding at least 25% of the outstanding shares to call special meetings of stockholders, which was also in response to a majority vote on an earlier stockholder proposal. In addition, the Board has implemented other stockholder proposals from time to time without the need for stockholder intervention.

The Company has dedicated the majority of this Proxy Statement to furnishing clear and complete disclosure of executive compensation information. In this year’s disclosure, we again used a two-stage approach, leading with a “primer”— Section I of the CD&A — using plain English to make clear for all readers the policies and practices behind the Company’s programs for senior executive compensation. The Board believes that this high degree of transparency helps ensure that stockholders’ interests are properly served with respect to executive compensation.

Finally, the Company already has a number of channels for stockholders to express their views on matters of concern, including through the use of a dedicated web address, through the stockholder proposal process and at the Company’s annual meeting of stockholders. Stockholders have the ultimate ability to influence actions by the Board by exercising their right to vote for the election of directors, including those who sit on the Committee.

For the reasons set forth above, the Board believes that the proposed advisory vote will not enhance director accountability to stockholders. THEREFORE, THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

Frequently Asked Questions

1.         WHAT IS A “STOCKHOLDER OF RECORD”?

A stockholder of record or registered stockholder (“record owner”) is a stockholder whose ownership of IBM stock is reflected directly on the books and records of our transfer agent, Computershare Trust Company, N.A. If you hold IBM stock through a bank, broker or other intermediary, you are not a stockholder of record. Instead, you hold your stock in “street name,” and the “record owner” of your shares is your bank, broker or other intermediary. If you are not a registered stockholder, please understand that the Company does not know that you are a stockholder, or how many shares you own.

2.         I WANT TO ATTEND THE ANNUAL MEETING. WHAT PROCEDURES MUST I FOLLOW?

Admission to the Annual Meeting will be on a first-come, first-served basis, and an admission ticket and picture identification will be required to enter the meeting. Any individual arriving without an admission ticket will not be admitted to the meeting unless it can be verified that the individual is an IBM stockholder as of the record date for the meeting.

For stockholders of record: An admission ticket is attached to the proxy card sent with this Proxy Statement.

For holders in street name: Stockholders holding IBM stock in bank or brokerage accounts can obtain an admission ticket in advance by sending a written request, along with proof of stock ownership (such as a brokerage statement) to our transfer agent, Computershare Trust Company, N.A., P.O. Box 43072, Providence, RI 02940. If you hold your shares in street name and you wish to vote those shares at the meeting, you must also request a “legal proxy” directly from your bank, broker or other intermediary well in advance of the meeting and bring it to the meeting. Contact your bank, broker or other intermediary for specific information on how to obtain a legal proxy in order to attend and vote your shares at the meeting.

3.         ARE THERE SPECIFIC RESTRICTIONS ON ATTENDING THE ANNUAL MEETING, AND WHAT I CAN BRING WITH ME INTO THE MEETING?

This is a meeting for stockholders, and security at the meeting is very important. You will be asked to walk through an electronic screening device before entering the meeting hall. In addition, cameras, cell phones, recording equipment and other electronic devices will not be permitted to be brought into the meeting.

4.         WHAT IS THE “RECORD DATE” FOR THE ANNUAL MEETING?

February 27, 2009.

5.         WHICH IBM SHARES WILL BE ENTITLED TO VOTE AT THE ANNUAL MEETING?

IBM’s common stock ($.20 par value capital stock) is the only class of security entitled to vote at the Annual Meeting. Each stockholder of record and each stockholder who holds stock in street name at the close of business as of the record date is entitled to one vote for each share held at the meeting, or any adjournment or postponement.

6.         WHICH IBM SHARES ARE INCLUDED IN THE PROXY CARD I RECEIVED?

For stockholders of record: The proxy card you received covers the number of shares to be voted in your account as of the record date, including any shares held for participants in the IBM Investor Services Program and Employees Stock Purchase Plans.

For stockholders who are participants in the IBM Stock Fund investment alternative under the IBM 401(k) Plus Plan (formerly known as the IBM Savings Plan): The card serves as a voting instruction to the Trustee of the plan for IBM shares held in the IBM Stock Fund as of the record date.

For holders in street name: You will receive a voting instruction form directly from your bank, broker or other intermediary containing instructions on how you can direct your record holder to vote your shares. Contact your bank, broker or other intermediary if you have any questions regarding your IBM stockholdings as of the record date.

7.         MAY I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

For stockholders of record: Yes. However, we encourage you to vote by proxy card, the Internet or by telephone even if you plan to attend the meeting. If you wish to give a proxy to someone other than the individuals named as proxies on the enclosed proxy card, you may cross out the names appearing on the enclosed proxy card, insert the name of some other person, sign the card and give the proxy card to that person for use at the meeting.

For holders in street name: Yes, but in order to do so you will first have to ask your bank, broker or other intermediary to furnish you with a legal proxy. You will need to bring the legal proxy with you to the meeting, and hand it in with a signed ballot that you can request at the meeting. You will not be able to vote your shares at the meeting without a legal proxy and a signed ballot.

8.         CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

Yes. Whether or not you attend the meeting, we encourage you to vote your shares promptly.

For stockholders of record: Your shares cannot be voted unless a signed proxy card is returned, shares are voted using the Internet or the telephone, or other specific arrangements are made to have your shares represented at the meeting. You are encouraged to specify your choices by marking the appropriate boxes on the enclosed proxy card. Shares will be voted following your written instructions. However, it is not necessary to mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations; in that case, merely sign, date and return the proxy card in the enclosed envelope.

Instead of returning a signed proxy card, you can also vote your shares over the Internet, or by calling a designated telephone number. These Internet and telephone voting procedures are designed to authenticate your identity in order to allow you to provide your voting instructions, and to confirm that your instructions have been recorded properly. The procedures which have been put in place are consistent with the requirements of applicable law. Specific instructions for stockholders of record who wish to use the Internet or telephone voting procedures are set forth on the enclosed proxy card.

For participants in the IBM stock Fund Investment alternative under the IBM 401(k) Plus Plan: In order to have the Trustee vote your shares as you direct, you must timely furnish your voting instructions over the Internet or by telephone by 12:01 a.m. EDT on April 27, 2009, or otherwise ensure that your card is signed, returned and received by such time and date. If instructions are not received over the Internet or by telephone by 12:01 a.m. EDT on April 27, 2009, or if the signed card is not returned and received by such time and date, the IBM shares in the IBM Stock Fund under the IBM 401(k) Plus Plan will be voted by the Trustee in proportion to the shares for which the Trustee timely receives voting instructions, provided the Trustee determines such vote is consistent with its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended.

For holders in street name: You must timely deliver your voting instructions to your respective bank, broker or other intermediary, following the specific instructions that have been provided to you by your bank, broker or other intermediary.

9.         MAY I CHANGE OR REVOKE MY PROXY?

For stockholders of record: Yes. A proxy may be revoked at any time prior to the voting at the meeting by submitting a later dated proxy (including a proxy via the Internet or by telephone) or by giving timely written notice of revocation to the Secretary of the Company.

For holders in street name: Yes. You must follow the specific voting directions provided to you by your bank, broker or other intermediary to change or revoke any instructions you have already provided to your bank, broker or other intermediary.

10.       HOW CAN I CONTACT IBM’S TRANSFER AGENT?

Contact our transfer agent by either writing Computershare Trust Company, N.A., P.O. Box 43072, Providence, RI 02940, or by telephoning 781-575-2727.

11.       OTHER THAN THE ITEMS IN THE PROXY STATEMENT, WHAT OTHER ITEMS OF BUSINESS WILL BE ADDRESSED AT THE ANNUAL MEETING?

Management knows of no other matters that may be brought before the meeting. If other proper matters are introduced at the meeting, the individuals named as proxies on the enclosed proxy card are also authorized to vote upon those matters utilizing their own discretion.

12.       I UNDERSTAND THAT A “QUORUM” OF STOCKHOLDERS IS REQUIRED IN ORDER FOR THE COMPANY TO TRANSACT BUSINESS AT THE ANNUAL MEETING. WHAT CONSTITUTES A QUORUM?

A majority of all “outstanding” shares of stock having voting power, in person or represented by proxy and entitled to vote, constitutes a quorum for the transaction of business at the meeting.

13.       HOW MANY SHARES OF IBM STOCK ARE “OUTSTANDING”?

As of February 10, 2009, there were 1,341,677,786 common shares outstanding and entitled to be voted.

14.       HAS THE VOTING REQUIREMENT FOR ELECTING IBM’S DIRECTORS CHANGED?

Yes. The Company amended its by-laws last year to move from a plurality to a majority voting standard for directors in uncontested elections. To be elected, each director must receive a majority of the votes cast.

15.       ASSUMING THERE IS A PROPER QUORUM OF SHARES REPRESENTED AT THE MEETING, HOW MANY SHARES ARE REQUIRED TO APPROVE THE PROPOSALS BEING VOTED UPON IN THIS PROXY STATEMENT?

Here are the required approvals:

Proposal	Vote required	Is broker discretionary voting allowed?
Election of Directors	Majority of votes cast	Yes
Ratification of appointment of PricewaterhouseCoopers LLP	Majority of votes cast	Yes
Approval of Long-Term Incentive Performance Terms under Section 162 (m) of the Internal Revenue Code	Majority of votes cast	Yes
Stockholder Proposals*	Majority of votes cast	No

* Precatory

16.       WHAT IS “BROKER DISCRETIONARY VOTING”?

This refers to the New York Stock Exchange rule allowing brokers to vote their customers’ shares on certain “routine” matters in the Proxy Statement at the brokers’ discretion when they have not received timely voting instructions from their customers.

17.       ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED AS VOTES CAST?

No. Under the laws of New York, IBM’s state of incorporation, “votes cast” at a meeting of stockholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions and broker non-votes will not be considered “votes cast” based on current state law requirements and IBM’s certificate of incorporation and by-laws.

18.       WHO TABULATES THE VOTES?

Votes are counted by employees of Computershare Trust Company, N.A., IBM’s transfer agent and registrar, and certified by the Inspectors of Election (who are employees of IVS Associates, Inc.).

19.       WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

The Company intends to announce the preliminary voting results at the Annual Meeting and publish the final results on our website as well as in our quarterly report on Form 10-Q for the quarter ending June 30, 2009.

20.       WILL MY VOTES BE CONFIDENTIAL?

Yes. All stockholder meeting proxies, ballots and tabulations that identify individual stockholders are kept confidential and are not available for examination. In addition, the identity or the vote of any stockholder is not disclosed except as required by law.

21.       HOW DO I SUBMIT A PROPOSAL FOR INCLUSION IN IBM’S 2010 PROXY MATERIAL?

Stockholder proposals may be submitted for IBM’s 2010 proxy material after the 2009 Annual Meeting but must be received no later than 5 p.m. EST on November 9, 2009. Proposals should be sent via registered, certified or express mail to: Office of the Secretary, International Business Machines Corporation, New Orchard Road, Mail Drop 301, Armonk, NY 10504.

Management carefully considers all proposals and suggestions from stockholders. When adoption is clearly in the best interest of the Company and stockholders, and can be accomplished without stockholder approval, the proposal is implemented without inclusion in the Proxy Statement. Examples of stockholder proposals and suggestions that have been adopted over the years include stockholder ratification of the appointment of an independent registered public accounting firm, improved procedures involving dividend checks and stockholder publications, and changes or additions to the proxy materials concerning matters like abstentions from voting, appointment of alternative proxy, inclusion of a table of contents, proponent disclosure and secrecy of stockholder voting.

22.       HOW DO I SUBMIT AN ITEM OF BUSINESS FOR THE 2010 ANNUAL MEETING?

Stockholders who intend to present an item of business at the 2010 Annual Meeting of Stockholders (other than a proposal submitted for inclusion in the Company’s Proxy Statement) must provide notice of such business to the Company’s Secretary no earlier than October 10, 2009 and no later than November 9, 2009, as set forth more fully in the Company’s by-laws.

23.       I DID NOT RECEIVE A COPY OF THE ANNUAL REPORT. HOW CAN I GET ONE?

Stockholders of record who did not receive an IBM Annual Report or who previously elected not to receive one for a specific account may request that IBM mail its Annual Report to that account by writing to our transfer agent, Computershare Trust Company, N.A. (address and phone number above). If you are not a stockholder of record and did not receive an Annual Report from your bank, broker or other intermediary, you must contact your bank, broker or other intermediary directly.

24.       WHAT IS “HOUSEHOLDING” AND DOES IBM DO THIS?

Householding is a procedure approved by the SEC under which stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Proxy Statement and Annual Report from a company, single bank, broker or other intermediary, unless one or more of these stockholders notifies the company, bank, broker or other intermediary that they wish to continue to receive individual copies. At the present time, IBM does not “household” for any of our stockholders of record. However, as explained below, your bank, broker or other intermediary may be householding your account if you hold your shares in street name.

25.       IF I’M A HOLDER IN STREET NAME, HOW MAY I OBTAIN A SEPARATE SET OF PROXY MATERIALS?

If you hold shares in street name, your bank, broker or other intermediary may be delivering only one copy of our Proxy Statement and the IBM Annual Report to multiple stockholders of the same household who share the same address, and may continue to do so, unless your bank, broker or other intermediary has received contrary instructions from one or more of the affected stockholders in the household. If you are such a beneficial holder, contact your bank, broker or other intermediary directly in order to receive a separate set of our proxy materials.

26.       MEMBERS OF OUR HOUSEHOLD OWN IBM SHARES THROUGH A NUMBER OF DIFFERENT BROKERAGE FIRMS. WILL WE CONTINUE TO RECEIVE MULTIPLE SETS OF MATERIALS?

Yes. If you and others sharing a single address hold IBM shares through multiple brokers, you will continue to receive at least one set of proxy materials from each broker.

27.       DID IBM UTILIZE THE SEC’S E-PROXY RULES FOR DELIVERY OF THE PROXY MATERIALS THIS YEAR?

No. IBM delivered its proxy materials in the same manner as it has in the past. However, many stockholders have previously consented to receive electronic delivery of proxy materials.

28.       I RECEIVED MY PROXY MATERIALS IN HARD COPY. HOW MAY I ARRANGE TO RECEIVE THEM ELECTRONICALLY?

To enroll for electronic delivery, go to our Investor Relations website at www.ibm.com/investor and select “Stockholder services,” scroll down to “Consent for materials online” click on either “if you own stock directly in your name” or “if you own stock beneficially through a brokerage account” and follow the instructions to enroll.

29. I PREVIOUSLY CONSENTED TO RECEIVE ELECTRONIC DELIVERY OF MY PROXY MATERIALS. CAN YOU SEND ME A HARD COPY OF THESE PROXY MATERIALS?

For stockholders of record: We will deliver promptly, upon written or oral request, a separate copy of these proxy materials. Contact our transfer agent either by writing Computershare Trust Company, N.A., P.O. Box 43072, Providence, RI 02940, or by telephoning 781-575-2727.

For holders in street name: You must contact your bank, broker or other intermediary to receive copies of these materials.

30. WHO IS MAKING THIS PROXY SOLICITATION AND APPROXIMATELY HOW MUCH WILL THESE SOLICITATION ACTIVITIES COST?

Solicitation of proxies is being made by the Company through the mail, in person and by telecommunications. The cost of this solicitation will be borne by the Company. In addition, management has retained Morrow & Co., Inc., to assist in soliciting proxies for a fee of approximately $40,000, plus reasonable out-of-pocket expenses.

Andrew Bonzani

Vice President and Secretary
March 9, 2009

Appendix A. Director
Independence Standards

A director is considered independent if the Board makes an affirmative determination after a review of all the relevant information that the director has no material relationship with the Company. The Board has established the following standards to assist it in assessing director independence.

1.               A director will not be considered independent if:

i.                  The director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer of the Company;

ii.               The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service). Compensation received by an immediate family member for service as an employee of the Company (other than an executive officer) does not preclude a determination of independence for the director;

iii.            (A) The director or an immediate family member is a current partner of a firm that is the Company’s internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time;

iv.           The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee; or

v.              The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues; in each case in accordance with the corporate governance standards of, and any related commentary and guidance from, the New York Stock Exchange.

2.               Relationships of the following types will not be considered material relationships that would impair a director’s independence:

i.                  Payments between the Company and any other company at which a director is a current employee or an immediate family member of a director is a current executive officer, if such payments are less than the threshold set forth above in Section 1(v);

ii.               Contributions by the Company to any tax exempt organization at which a director serves as an executive officer, director, trustee or equivalent, if within the preceding three years, such contributions did not exceed the greater of $1 million or 2% of such organization’s consolidated gross revenues;

iii.            Relationships between any extended family member of a director (i.e., not an immediate family member) and the Company or its external auditor;

iv.           Membership in, or association with, the same professional association, social, educational, fraternal or religious organization, club or institution, as an executive officer or another director of the Company;

v.              Service on the board of another company at which an executive officer or another director of the Company also serves as a board member, except as set forth in Section 1(iv) above; and

vi.           Employment by a director at another company, or service on the board of another company by a director, where the external auditor for such other company is also the external auditor for the Company.

Immediate Family Member. An “immediate family member” includes a director’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares the director’s home.

PRINTED ON RECYCLED PAPER AND RECYCLABLE

Admission Ticket
C123456789
000004	000000000.000000 ext
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1 ADD 2 ADD 3 ADD 4	Electronic Voting Instructions Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote.
ADD 5
ADD 6	If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Vote by Internet • Log on to: www.ibm.com/investor/vote

Vote by telephone
• Within the United States, Canada & Puerto Rico, call toll free 1-800-652-VOTE (8683) on a touch tone telephone. There is NO CHARGE to you for the call.

Mark your votes with an X as shown in this example. Please do not write outside the designated areas.	• Outside the United States, Canada & Puerto Rico, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH, COMPLETE, SIGN AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

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PROXY/VOTING INSTRUCTION CARD

SIGNED PROXIES RETURNED WITHOUT SPECIFIC VOTING DIRECTIONS WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

IBM’s Directors recommend a vote FOR each director (please mark your vote for each director separately).

1. Election of Directors for a Term of One Year (Page 5)

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - A. J. P. Belda	☐	☐	☐	02 - C. Black	☐	☐	☐	03 - W. R. Brody	☐	☐	☐
04 - K. I. Chenault	☐	☐	☐	05 - M. L. Eskew	☐	☐	☐	06 - S. A. Jackson	☐	☐	☐
07 - T. Nishimuro	☐	☐	☐	08 - J. W. Owens	☐	☐	☐	09 - S. J. Palmisano	☐	☐	☐
10 - J. E. Spero	☐	☐	☐	11 - S. Taurel	☐	☐	☐	12 - L. H. Zambrano	☐	☐	☐

	IBM’s Directors recommend a vote FOR Proposals 2 - 3.
		For	Against	Abstain			For	Against	Abstain	Mark the box below if
2.	Ratification of Appointment of Independent Registered Public Accounting Firm (Page 71)	☐	☐	☐	3.	Approval of Long-Term Incentive Performance Terms for Certain Executives pursuant to Section 162(m) of the Internal Revenue Code (Page 72)	☐	☐	☐	you plan to attend the Annual Meeting.☐

IBM’s Directors recommend a vote AGAINST Proposals 4 – 6.
	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
4. Stockholder Proposal on Cumulative Voting (Page 75)	☐	☐	☐	5. Stockholder Proposal on Executive Compensation and Pension Income (Page 75)	☐	☐	☐	6. Stockholder Proposal on Advisory Vote on Executive Compensation (Page 77)	☐	☐	☐

IF VOTING BY MAIL, YOU MUST DATE, SIGN AND RETURN THIS CARD.

		C 1234567890	J N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A
		1 U P X	0 2 0 6 2 8 1	SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
<STOCK#>	00ZXSJ

Annual Meeting Admission Ticket

This is your admission ticket for the Annual Meeting of Stockholders to be held on Tuesday, April 28, 2009, at 10 a.m. in the Miami Beach Convention Center, 1901 Convention Center Drive, Hall D, Miami Beach, Florida.

Stockholders must have a ticket for admission to the meeting. This ticket is issued to the stockholder whose name appears on it and is non-transferable.

PLEASE DETACH AND PRESENT THIS TICKET AND PHOTO IDENTIFICATION FOR ADMISSION TO THE ANNUAL MEETING. CAMERAS, CELLULAR PHONES, RECORDING EQUIPMENT AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING.

Dear IBM Stockholder:

Your vote is important. Please read both sides of the attached 2009 IBM Proxy/Voting Instruction Card. You can vote your shares through the Internet, by telephone, or by marking, signing and returning your card. If you vote through the Internet or by telephone, there is no need to mail your card.

You are invited to attend the Annual Meeting of Stockholders on Tuesday, April 28, 2009, at 10 a.m. in the Miami Beach Convention Center, 1901 Convention Center Drive, Hall D, Miami Beach, Florida. If you plan to attend the Annual Meeting, you should either mark the box provided on the proxy card, or signify your intention to attend when you access the Internet or telephone voting system.

We urge you to vote your shares. Thank you very much for your cooperation and continued loyalty as an IBM Stockholder.

Andrew Bonzani
Vice President and Secretary

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH, COMPLETE, SIGN AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

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Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders — April 28, 2009

Samuel J. Palmisano, Mark Loughridge, Robert C. Weber and Andrew Bonzani, or any of them individually and each of them with the power of substitution, are hereby appointed Proxies of the undersigned to vote all common stock of International Business Machines Corporation owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held in the Miami Beach Convention Center, 1901 Convention Center Drive, Hall D, Miami Beach, Florida, at 10 a.m. on Tuesday, April 28, 2009, or any adjournment or postponement thereof.

THE PROXIES WILL VOTE USING THE DIRECTIONS PROVIDED ON THE REVERSE SIDE OF THIS CARD. IF YOU SIGN AND RETURN THIS PROXY, BUT DO NOT PROVIDE SPECIFIC DIRECTION WITH RESPECT TO A VOTING ITEM, THIS PROXY WILL BE VOTED WITH RESPECT TO SUCH ITEM AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, UTILIZING THEIR OWN DISCRETION AS SET FORTH IN THE NOTICE OF 2009 ANNUAL MEETING AND PROXY STATEMENT.

THIS CARD WILL ALSO BE USED TO PROVIDE VOTING INSTRUCTIONS TO THE TRUSTEE FOR ANY SHARES OF COMMON STOCK OF INTERNATIONAL BUSINESS MACHINES CORPORATION HELD IN THE IBM STOCK FUND INVESTMENT ALTERNATIVE UNDER THE IBM 401(k) PLUS PLAN ON THE RECORD DATE, AS SET FORTH IN THE NOTICE OF 2009 ANNUAL MEETING AND PROXY STATEMENT.

UNLESS YOU USE THE INTERNET OR THE TELEPHONE TO VOTE YOUR SHARES, YOU MUST SIGN AND RETURN THIS PROXY IN ORDER FOR YOUR SHARES TO BE VOTED.

(Shares will be voted as directed if this card is: 1. signed and returned or 2. shares are voted over the Internet or by telephone or 3. other specific arrangements are made to have the shares represented at the meeting.)

Please date and sign below, and return this card in the enclosed envelope, or you may vote by using the Internet or telephone.
Date (mm/dd/yyyy) — Please print date below.	Signature(s) — Please keep signature(s) within the box.

IF VOTING BY MAIL, YOU MUST DATE, SIGN AND RETURN THIS CARD.